                                      LEASE

                             (BUILDINGS "I" AND "J")

                                 By and Between

               SUMITOMO BANK OF NEW YORK TRUST COMPANY ("SBNYTC"),
                                   AS TRUSTEE
                       UNDER THAT CERTAIN TRUST AGREEMENT
                               DATED MAY 22, 1995
                                     BETWEEN
               SUMITOMO BANK LEASING AND FINANCE, INC. AND SBNYTC

                                   as Landlord

                                       and

                              CISCO SYSTEMS, INC.,
                            A CALIFORNIA CORPORATION

                                    as Tenant

                                       for
                               Premises located in
                              San Jose, California

              THIS LEASE IS NOT INTENDED TO CONSTITUTE A TRUE LEASE
                    FOR INCOME TAX PURPOSES. SEE SECTION 21.2

                                                    TABLE OF CONTENTS

                                                                                                                       Page

ARTICLE 1            BASIC LEASE PROVISIONS.............................................................................  1
          1.1        Date of Lease......................................................................................  1
          1.2        Landlord...........................................................................................  1
          1.3        Tenant.............................................................................................  1
          1.4        Land...............................................................................................  1
          1.5        Premises...........................................................................................  1
          1.6        Term...............................................................................................  2
          1.7        Rent Commencement Date.............................................................................  2
          1.8        Base Rent..........................................................................................  3
          1.9        Addresses for Notices..............................................................................  3
          1.10       Address for Rent Payments..........................................................................  3

ARTICLE 2            DEFINITIONS........................................................................................  4
          2.1        Additional Rent....................................................................................  4
          2.2        Advance............................................................................................  5
          2.3        Approval Plans.....................................................................................  5
          2.4        Authorized Loan....................................................................................  5
          2.5        Authorized Plans...................................................................................  5
          2.6        Base Rent..........................................................................................  5
          2.7        Building...........................................................................................  5
          2.8        Building Leases....................................................................................  5
          2.9        Capitalized Interest...............................................................................  5
          2.10       Collateral.........................................................................................  5
          2.11       Construction Period................................................................................  5
          2.12       Contractor.........................................................................................  5
          2.13       Coverage Test......................................................................................  6
          2.14       Default............................................................................................  6
          2.15       Default Rate.......................................................................................  6
          2.16       Entity.............................................................................................  6
          2.17       Equity Contribution................................................................................  6
          2.18       Equity Funded Amount...............................................................................  6
          2.19       Equity Rent Component..............................................................................  6
          2.20       Event of Major Default.............................................................................  7
          2.21       Extension Fee......................................................................................  7
          2.22       Extension Term.....................................................................................  7
          2.23       Fee Mortgage.......................................................................................  7
          2.24       Funded Amount......................................................................................  7
          2.25       Guaranteed Residual Value..........................................................................  7
          2.26       HSBC...............................................................................................  8
          2.27       Improvements.......................................................................................  8
          2.28       Improvements Loan..................................................................................  8
          2.29       Initial Term.......................................................................................  8
          2.30       ILC................................................................................................  8
          2.31       Land...............................................................................................  8
          2.32       Land Lease.........................................................................................  8
          2.33       Land Lease Deed of Trust...........................................................................  8
          2.34       Land Loan..........................................................................................  9
          2.35       Landlord Affiliate.................................................................................  9
          2.36       Landlord Deed of Trust.............................................................................  9
          2.37       Lease Inception Date...............................................................................  9

                                       i.

          2.38       Legal Requirements.................................................................................  9
          2.39       Lenders............................................................................................  9
          2.40       Lenders Deed of Trust..............................................................................  9
          2.41       LIBOR Business Day.................................................................................  9
          2.42       LIBOR Rate.  ...................................................................................... 10
          2.43       Monthly Calculation................................................................................ 10
          2.44       Mortgage........................................................................................... 10
          2.45       Mortgagee.......................................................................................... 10
          2.46       New Loan........................................................................................... 10
          2.47       Nominal Rate....................................................................................... 10
          2.48       Notes.............................................................................................. 10
          2.49       Notice............................................................................................. 10
          2.50       Official Records................................................................................... 10
          2.51       Permitted Exceptions............................................................................... 10
          2.52       Premises........................................................................................... 11
          2.53       Real Estate Taxes.................................................................................. 11
          2.54       Rent............................................................................................... 11
          2.55       Rent Commencement Date............................................................................. 11
          2.56       Rent Payment Date.................................................................................. 11
          2.57       Rent Period........................................................................................ 11
          2.58       Required Permits................................................................................... 11
          2.59       SBNYTC............................................................................................. 11
          2.60       Security Deposit................................................................................... 11
          2.61       Senior Funded Amount............................................................................... 11
          2.62       Senior Rent Component.............................................................................. 11
          2.63       Site Plan.......................................................................................... 12
          2.64       Sumitomo........................................................................................... 12
          2.65       Taking............................................................................................. 12
          2.66       Tenant Deed of Trust............................................................................... 12
          2.67       Term............................................................................................... 12

ARTICLE 3            DEMISE............................................................................................. 12
          3.1        Premises........................................................................................... 12

ARTICLE 4            TERM............................................................................................... 12
          4.1        Initial Term....................................................................................... 12
          4.2        Extension Term..................................................................................... 12
          4.3        Holding Over....................................................................................... 13

ARTICLE 5            RENT............................................................................................... 13
          5.1        Base Rent.......................................................................................... 13
          5.2        Proration.......................................................................................... 16
          5.3        No Abatement of Rent............................................................................... 16
          5.4        Delinquent Rent.................................................................................... 16
          5.5        Equity Funding..................................................................................... 16
          5.6        Exhibits Reflecting Initial Advance and Rent
                     Commencement Date.................................................................................. 17
          5.7        Security Deposit................................................................................... 18
          5.8        Additional Rent.................................................................................... 19

ARTICLE 6            TAXES.............................................................................................. 19
          6.1        Real Estate Taxes.................................................................................. 19
          6.2        Personal Property Taxes............................................................................ 20
          6.3        Right to Contest................................................................................... 20

                                       ii.

          6.4        Withholding Taxes.................................................................................. 21
          6.5        Additional Provisions Relating to Taxes............................................................ 21

ARTICLE 7            INSURANCE.......................................................................................... 22
          7.1        Liability Insurance................................................................................ 22
          7.2        Builders' Risk Insurance........................................................................... 23
          7.3        All-Risk Insurance................................................................................. 23
          7.4        General Requirements............................................................................... 23
          7.5        Waiver of Subrogation.............................................................................. 24
          7.6        Indemnity.......................................................................................... 24

ARTICLE 8            USE................................................................................................ 25
          8.1        Use................................................................................................ 25
          8.2        Contest of Legal Requirements...................................................................... 28
          8.3        Indemnification.................................................................................... 28

ARTICLE 9            UTILITIES AND SERVICES............................................................................. 29
          9.1        Services to the Premises........................................................................... 29

ARTICLE 10           MAINTENANCE AND REPAIRS; SURRENDER OF THE PREMISES................................................. 29
          10.1       Tenant Obligations................................................................................. 29
          10.2       Surrender of the Premises.......................................................................... 29

ARTICLE 11           CONSTRUCTION OF IMPROVEMENTS....................................................................... 30
          11.1       Tenant's Rights to Construct Improvements.......................................................... 30
          11.2       Request for Construction Funding; Landlord
                     Obligation to Fund................................................................................. 30
          11.3       Conditions Precedent to Landlord's Obligation to
                     Fund Initial Advances.............................................................................. 30
          11.4       Conditions Precedent to Landlord's Obligation to
                     Fund Subsequent Advances........................................................................... 33
          11.5       Conditions Precedent to Landlord's Obligation to
                     Fund Final Advance................................................................................. 34
          11.6       Additional Provisions Regarding Advances........................................................... 34
          11.7       Required Permits, Easements, etc................................................................... 35
          11.8       Alterations........................................................................................ 35
          11.9       Title to and Nature of Improvements................................................................ 35
          11.10      Tenant as Landlord's Construction Agent............................................................ 36
          11.11      Tenant's Release of Funding Commitment............................................................. 36

ARTICLE 12           LIENS.............................................................................................. 36

ARTICLE 13           ASSIGNMENT BY LANDLORD............................................................................. 36
          13.1       Further Mortgages or Encumbrances by Landlord;
                     Authorized Loans................................................................................... 36
          13.2       Landlord's Right to Sell........................................................................... 39
          13.3       Transfer of Funds and Property..................................................................... 39

ARTICLE 14           ASSIGNMENT AND SUBLEASING.......................................................................... 40
          14.1       Right to Assign.................................................................................... 40
          14.2       Right to Sublet.................................................................................... 40
          14.3       Tenant's Right to Mortgage......................................................................... 41


                                      iii.

ARTICLF 15           EMINENT DOMAIN..................................................................................... 41
          15.1       Total or Substantial Taking........................................................................ 41
          15.2       Partial Taking..................................................................................... 41
          15.3       Temporary Taking................................................................................... 41
          15.4       Damages............................................................................................ 42
          15.5       Notice and Execution............................................................................... 42

ARTICLE 16           DAMAGE OR DESTRUCTION.............................................................................. 42
          16.1       Casualty........................................................................................... 42
          16.2       Termination of Lease............................................................................... 42
          16.3       Insurance Proceeds................................................................................. 43

ARTICLE 17           DEFAULT............................................................................................ 45
          17.1       Default............................................................................................ 45
          17.2       Event of Major Default............................................................................. 45
          17.3       Contest by Tenant.................................................................................. 47
          17.4       Remedies........................................................................................... 47
          17.5       No Waiver.......................................................................................... 48
          17.6       Effect of Assignment............................................................................... 48
          17.7       Landlord Cure Right................................................................................ 49
          17.8       Landlord's Default................................................................................. 49

ARTICLE 18           QUIET ENJOYMENT.................................................................................... 50

ARTICLE 19           TENANT'S OPTION TO PURCHASE........................................................................ 51
          19.1       Option To Purchase Premises........................................................................ 51
          19.2       Mandatory Purchase/Sale of Premises................................................................ 53
          19.3       Survival........................................................................................... 55

ARTICLE 20           ADDITIONAL COVENANTS OF LANDLORD................................................................... 55
          20.1       Title and Subdivision.............................................................................. 55
          20.2       Land Use........................................................................................... 55
          20.3       Transfer of Property Interests..................................................................... 56
          20.4       Trust Equity; No Other Asset....................................................................... 56
          20.5       Default Under Authorized Loan...................................................................... 56

ARTICLE 21           MISCELLANEOUS...................................................................................... 57
          21.1       Relationship....................................................................................... 57
          21.2       Form of Transaction; Certain Tax Matters........................................................... 57
          21.3       Notices............................................................................................ 58
          21.4       Severability of Provisions......................................................................... 58
          21.5       Entire Agreement; Amendment........................................................................ 58
          21.6       Approvals and Consents............................................................................. 58
          21.7       Terminology........................................................................................ 59
          21.8       Memorandum of Lease................................................................................ 59
          21.9       Successors and Assigns............................................................................. 59
          21.10      Commissions........................................................................................ 59
          21.11      Attorneys' Fees.................................................................................... 60
          21.12      Governing Law...................................................................................... 60
          21.13      Counterparts....................................................................................... 60
          21.14      Time Is of the Essence............................................................................. 60
          21.15      No Third Party Beneficiaries....................................................................... 60
          21.16      Limitations on Recourse............................................................................ 60
          21.17      Estoppel Certificates.............................................................................. 60

                                       iv.

          21.18      Collateral......................................................................................... 61
          21.19      Landlord's Continuing Obligation to Sell........................................................... 61
          21.20      As-Is Lease........................................................................................ 62
          21.21      Net Lease.......................................................................................... 62
          21.22      Representations and Warranties..................................................................... 62
          21.23      Appraisal Procedure................................................................................ 62
          21.24      Financial Reporting................................................................................ 64
          21.25      Appraisal.......................................................................................... 64


List of Exhibits

Exhibit A                   Description of Land
Exhibit B                   Permitted Exceptions
Exhibit C                   Site Plan
Exhibit D                   Pre-Approved Approval Plans
Exhibit E                   Memorandum of Lease
Exhibit F                   Form of Contractor's Certificate
Exhibit G                   Initial Advance Memorandum
Exhibit H                   Rent Commencement Date Memorandum
Exhibit I                   Draw Request Form
Exhibit J                   Closing Costs and Fees to be Included in Funded
                            Amount
Exhibit K                   Notice of Interest Rate Period Selection
Exhibit L                   Description of Additional Property Owned by Landlord

                                       v.

                                      LEASE

                 THIS LEASE ("Lease") by and between SUMITOMO BANK OF NEW YORK TRUST COMPANY ("SBNYTC"), AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED MAY 22, 1995 BETWEEN SUMITOMO BANK LEASING AND FINANCE, INC., AND SBNYTC ("Landlord"), and CISCO SYSTEMS, INC., a California corporation ("Tenant"), is entered into as of the date set forth in Article 1 and shall be effective and binding upon the parties hereto as of such date. Capitalized terms used in this Lease shall have the definitions set forth in Article 2 or in the text of this Lease.

                 In consideration of the Base Rent reserved herein, and the terms, covenants and conditions set forth below, Landlord and Tenant hereby agree as follows:

                                    ARTICLE 1
                             BASIC LEASE PROVISIONS

1.1       DATE OF LEASE:                    May 22, 1995.

1.2       LANDLORD:                         Sumitomo Bank of New York Trust
                                            Company, ("SBNYTC"), as trustee
                                            under that certain trust agreement
                                            dated May 22, 1995 between Sumitomo
                                            Bank Leasing and Finance, Inc. and
                                            SBNYTC.

1.3       TENANT:                           Cisco Systems, Inc., a California
                                            corporation.

1.4       LAND:                             That certain tract of land located
                                            in the City of San Jose, Santa Clara
                                            County, California, consisting of
                                            two (2) parcels and more
                                            particularly described on Exhibit A
                                            attached hereto, together with all
                                            easements, rights of way,
                                            appurtenances and other rights and
                                            benefits belonging or pertaining to
                                            such land. The Land does not include
                                            the Improvements. Landlord makes no
                                            representations as to the accuracy
                                            of the description of the Land.

1.5       PREMISES:
                                            The Improvements which Tenant may
                                            elect to construct, as agent for
                                            Landlord, on the Land pursuant to
                                            the terms of this Lease. The
                                            Premises does not include any
                                            portion of the Land itself.

                                                         1.

1.6       TERM:                             The initial term ("Initial Term") of
                                            this Lease shall commence on the
                                            Date of Lease set forth in Section
                                            1.1 above and shall expire on May
                                            21, 2000. Subject to the Extension
                                            Conditions contained in Section 4.2,
                                            upon at least ninety (90) days'
                                            prior written notice to Landlord,
                                            Tenant may extend the Initial Term
                                            for one (1) additional period of
                                            five (5) years ("Extension Term").
                                            The Initial Term and (if exercised
                                            by Tenant) the Extension Term shall
                                            be referred to collectively herein
                                            as the "Term." The Term shall cease
                                            upon, and shall not refer to any
                                            period of time after, termination of
                                            this Lease (whether pursuant to the
                                            terms of the Lease, by operation of
                                            law, or otherwise).

1.7       RENT COMMENCEMENT
          DATE:                             Tenant's obligation to pay Base Rent
                                            shall commence on a
                                            Building-by-Building basis. With
                                            respect to any particular Building,
                                            the rent commencement date ("Rent
                                            Commencement Date") shall be the
                                            first LIBOR Business Day of the next
                                            calendar month which commences
                                            immediately following the earlier to
                                            occur of: (a) the date Tenant
                                            receives from the applicable
                                            governmental authority a final
                                            Certificate of Occupancy for the
                                            Building in question; or (b)
                                            eighteen (18) months following the
                                            first Advance by Landlord for the
                                            foundation for the Building in
                                            question. If Tenant shall elect to
                                            construct certain Improvements in a
                                            phase of Buildings, then on or
                                            before the Lease Inception Date for
                                            such phase of Buildings, Landlord
                                            and Tenant shall execute a
                                            memorandum of understanding that
                                            construction is taking place on a
                                            phased basis, and in that event, the
                                            Rent Commencement Date for such
                                            phase of Buildings shall be the
                                            first LIBOR Business Day of the next
                                            calendar month which commences
                                            immediately following the earlier to
                                            occur of: (i) the date Tenant
                                            receives a final Certificate of
                                            Occupancy for the phase in question
                                            from the applicable governmental
                                            authority; or

                                       2.

                                            (ii) eighteen (18) months after the
                                            first Advance by Landlord for the
                                            foundation for the phase in
                                            question.

1.8       BASE RENT:                        As described in Section 2.6.


1.9       ADDRESSES FOR
          NOTICES:

          LANDLORD:                            TENANT:

          Sumitomo Bank of New York            Cisco Systems, Inc.
             Trust Company                     Treasury Department
          277 Park Avenue                      3535 Garrett Drive
          New York, NY  10172                  Santa Clara, CA  95054
          Attn:  Corporate Trust               Attention: Eugene Hill
                 Department

          With a copy to:                      With a copy to:

          Landels, Ripley & Diamond            Cisco Systems, Inc.
          Hills Plaza                          3535 Garrett Drive
          350 Steuart Street                   Santa Clara, CA  95054
          San Francisco, CA  94105             Attention: Nancy Bareilles

          Attn: Bruce W. Hyman, Esq.

                                                       and

                                               Todd J. Anson, Esq.
                                               Brobeck, Phleger & Harrison
                                               550 West C Street
                                               Suite 1300
                                               San Diego, CA  92101

1.10      ADDRESS FOR RENT
          PAYMENTS:

          Equity Rent Component:         Sumitomo Bank of New York Trust
                                         Company
                                         277 Park Avenue
                                         New York, NY  10172
                                         Attn:  Corporate Trust Department

                                       3.

         Senior Rent
          Component:           One half (1/2) of the Senior Rent Component
                               (as defined in Section 2.62) shall be
                               payable at the following address:

                                                 The Hongkong and Shanghai
                                                   Banking Corporation Limited
                                                 160 Sansome Street
                                                 San Francisco, CA  94104
                                                 Attn:  Loan Administration
                                                        Department

                               and one half (1/2) of the Senior Rent Component (as defined in Section 2.62) shall be payable at the following address:

                                                  The Sumitomo Bank, Limited
                                                    555 California Street
                                                  Suite 3350
                                                  San Francisco, CA  94104
                                                  Attn:  Mr. Dave Kubiak

          This Article 1 is intended to supplement and/or summarize the provisions set forth in the balance of this Lease. If there is any conflict between any provisions contained in this Article 1 and the balance of this Lease, the balance of this Lease shall control.

                                    ARTICLE 2
                                   DEFINITIONS

                 For purposes of this Lease, the following defined terms shall have the meanings set forth in this Article 2.

                 2.1 ADDITIONAL RENT. "Additional Rent" shall mean any amounts other than Base Rent payable by Tenant to Landlord or to other Entities on Landlord's behalf as required under this Lease, including, without limitation, interest accrued on past due Base Rent and on other past due Additional Rent amounts owing to Landlord hereunder (including interest on the past due amounts payable by Landlord to Lenders under the Improvements Loan, as described in
Section 21.21, excluding interest on interest) at the Default Rate (to be compounded annually), costs and expenses to be paid or reimbursed by Tenant hereunder (including any amounts which Tenant owes to Landlord pursuant to the terms of Section 17.7 or Section 21.21), any charges, fees or other amounts due under the Improvements Loan and any other Authorized Loan, amounts due pursuant to Tenant's indemnity obligations hereunder, Real Estate Taxes, Tenant's obligation to pay condemnation proceeds to Landlord pursuant to Section 15.4, Tenant's obligation to pay insurance proceeds to Landlord pursuant to Section 16.3, Tenant's obligation to pay the Purchase Price under Section 19.2, and Tenant's obligation, if any, to pay the "Margin Increase" (as defined in that certain side letter regarding "Management of Collateral

                                       4.

Account" between Tenant and HSBC, of even date herewith). Except as provided in this Section, Additional Rent shall not include interest charged on interest.

                 2.2 ADVANCE. "Advance" shall mean any payment by Landlord for Improvements which has been requested by Tenant and paid pursuant to the terms of Article 11.

                 2.3 APPROVAL PLANS. "Approval Plans" shall have the meaning set forth in Section 11.3(c).

                 2.4 AUTHORIZED LOAN. "Authorized Loan" shall have the meaning set forth in Section 13.1(b).

                 2.5 AUTHORIZED PLANS. "Authorized Plans" shall have the meaning set forth in Section 11.3(c).

                 2.6 BASE RENT. "Base Rent" shall mean, as of a Rent Payment Date, the sum of the following for any Building for which the Rent Commencement Date has occurred: (1) the Senior Rent Component; and (2) the Equity Rent Component.

                 2.7 BUILDING. "Building" shall mean any individual building which constitutes an Improvement.


                 2.8 BUILDING LEASES. "Building Leases" shall mean this Lease and those two (2) certain lease agreements by and between Landlord and Tenant for premises located in San Jose, California, dated the date hereof, collectively.

                 2.9 CAPITALIZED INTEREST. "Capitalized Interest" shall mean:
(1) the Senior Rent Component incurred by Landlord to Lenders under the Notes on Advances during the construction of any Building or phase prior to the Rent Commencement Date for such Building or phase; and (2) the Equity Rent Component as a result of Advances made by Landlord pursuant to Section 5.5 during the construction of any Building or phase prior to the Rent Commencement Date for such Building or phase.

                 2.10 COLLATERAL. "Collateral" shall have the meaning set forth in Section 21.18.

                 2.11 CONSTRUCTION PERIOD. "Construction Period" for each Building or phase shall mean that period beginning on the date of the first Advance for the foundation of the Building or phase and ending on the Rent Commencement Date for the Building or phase.

                 2.12 CONTRACTOR. "Contractor" shall mean the general contractor hired to construct any Improvements, which contractor shall be selected by Tenant in Tenant's capacity as agent for Landlord, and shall be subject to Landlord's approval, which shall not be unreasonably withheld or delayed. Landlord hereby approves Devcon Construction, Inc.

                                       5.

                 2.13 COVERAGE TEST. "Coverage Test" shall mean a requirement, wherever referenced in the Lease, that the fair market value of the Land and the Improvements together be at least three (3) times Equity Funded Amount.

                 2.14 DEFAULT. "Default" shall have the meaning set forth in
Section 17.1.

                 2.15 DEFAULT RATE. "Default Rate" means that weighted average of the interest rates of (i) the Senior Rent Component as set forth in Section
2.62 and (ii) the Equity Rent Component set forth in Section 2.19, plus two percent (2.0%), or the highest rate permitted by applicable law (if any), whichever is less. Mathematically, the Default Rate shall be:

 (3/86 x Equity Rent Component rate) + (83/86 x Senior Rent Component rate) + 2%

Each change in the Default Rate due to a change in such interest rates under the Notes shall take effect simultaneously with such change in such interest rates, without Notice to either party. Notwithstanding the foregoing, in the event that the foregoing Default Rate shall be in violation of any usury or similar law, then the Default Rate shall be reduced to the extent necessary to cause the Default Rate to comply with any usury or similar law.

                 2.16 ENTITY. "Entity" shall mean any person, corporation, partnership (general or limited), joint venture, association, joint stock company, trust or other business entity or organization.

                 2.17 EQUITY CONTRIBUTION. "Equity Contribution" shall mean that portion of the Funded Amount equal to three percent (3%) of the Funded Amount, which Landlord has paid as Landlord's equity contribution to the Funded Amount (subject, however, to Tenant's adjusted Base Rent payments in the forty-ninth
(49th) and fiftieth (50th) months of the Term, as set forth in Section 5.1(a) below).

                 2.18 EQUITY FUNDED AMOUNT. "Equity Funded Amount" shall mean that portion of the Funded Amount equal to the amount which Landlord has paid pursuant to the terms of Section 5.5. The Equity Funded Amount shall be the sum of the Equity Contribution plus the Security Deposit. In no event shall the Equity Funded Amount exceed the difference between the Funded Amount minus the aggregate Guaranteed Residual Value. In no event shall the aggregate of the Equity Funded Amounts of the Building Leases exceed Nineteen Million Three Hundred Eighty Thousand Dollars ($19,380,000).

                 2.19 EQUITY RENT COMPONENT. "Equity Rent Component" shall mean the quotient equal to the product of the Equity
Contribution (at the time of the relevant calculation of the Equity
Rent Component) multiplied by the LIBOR Rate plus 4.05%, divided by

                                       6.

the Monthly Calculation. Mathematically, the Equity Rent Component shall be:

                 [(Equity Contribution) x (LIBOR Rate + 4.05%)]
                 [            Monthly Calculation             ]

                 2.20 EVENT OF MAJOR DEFAULT. "Event of Major Default" shall have the meaning set forth in Section 17.2.

                 2.21 EXTENSION FEE. "Extension Fee" shall have the meaning set forth in the Section 4.2.

                 2.22 EXTENSION TERM. "Extension Term" shall have the meaning set forth in the Basic Lease Provisions.

                 2.23 FEE MORTGAGE. "Fee Mortgage" shall mean any Mortgage, other than the Improvements Loan, at any time given by Landlord, and remaining uncancelled on the Official Records, encumbering all or any portion of Landlord's right, title and estate in Improvements.

                 2.24 FUNDED AMOUNT. "Funded Amount" shall mean the aggregate amount of any Advances requested and actually paid by Landlord pursuant to the terms of Section 11 (including Capitalized Interest) and the closing costs and fees set forth in Exhibit J attached hereto (which shall be attributable to the first Building or phase of the Lease), less any reductions in the principal amount of the Improvements Loan or any New Loan or in the Equity Funded Amount, whether such principal reduction or reduction in the Equity Funded Amount is accomplished by payment to Lenders or the holder of a New Loan, the application of the Collateral or other collateral by Lenders or the holder of a New Loan, the payment of insurance proceeds, condemnation awards, or otherwise (subject, however, to Tenant's obligation to adjust its Base Rent payments in the forty-ninth (49th) and fiftieth (50th) months of the Term, as set forth in
Section 5.1(a) below).

                 2.25 GUARANTEED RESIDUAL VALUE. "Guaranteed Residual Value" shall be calculated on each Building or phase, and shall mean that amount necessary to cause the present value of the Minimum Lease Payments under this Lease, including the present value of the Guaranteed Residual Value, to approximately equal, but not exceed, eighty nine and 9/10 percent (89.9%) of the estimated Funded Amount, computed at the Lease Inception Date and discounted to present value as of the expected Rent Commencement Date using the interest rate implicit in the Lease (or Tenant's best available incremental borrowing rate as communicated by Tenant to Landlord, if lower), all as calculated and determined pursuant to Statement of Financial Accounting Standards Number 13. "Minimum Lease Payments" shall mean the Base Rent payable over the Initial Term and the Extension Term, plus imputed interest on the Security Deposit imputed at the one month LIBOR rate of interest, plus the Guaranteed Residual Value, plus the following to the extent paid in cash: the fees listed on Exhibit J, the Extension Fee and

                                       7.

reimbursed costs of Landlord paid by Tenant deemed to meet the definition of Minimum Lease Payments under SFAS No. 13. During the Construction Period for each Building, the Guaranteed Residual Value shall not exceed an amount determined by multiplying the then existing Funded Amount for such Building by a fraction, the numerator of which is the estimated Guaranteed Residual Value to be allocated to such Building as of the Rent Commencement Date for such Building and the denominator of which is the estimated Funded Amount to be allocated to such Building as of such Rent Commencement Date. If, at any time prior to the determination of the Guaranteed Residual Value for any Building or phase, the Financial Accounting Standards Board, Emerging Issues Task Force, or the Securities Exchange Commission, releases any pronouncements which modify FAS 13, paragraph 7(d) which outlines the criteria for the determination of the Guaranteed Residual Value, this Section 2.25 shall be modified to insure compliance with the new standards.

                 2.26 HSBC. "HSBC" shall mean The Hongkong and Shanghai Banking Corporation Limited, a Hong Kong banking corporation, acting through its San Francisco branch.

                 2.27 IMPROVEMENTS. "Improvements" shall mean any and all improvements which Tenant may elect, as construction agent for Landlord, to erect, construct or situate upon the Land or any part thereof during the Term under and pursuant to the terms of, and using funding provided by or through Landlord pursuant to Article 11 of this Lease. Any improvements constructed, erected or situated on the Land which are not funded by or through Landlord pursuant to the terms of Article 11 of this Lease shall be and remain the property of Tenant, and shall not be subject to the terms of this Lease.

                 2.28 IMPROVEMENTS LOAN. "Improvements Loan" shall have the meaning set forth in Section 13.1(b).

                 2.29 INITIAL TERM. "Initial Term" shall have the meaning set forth in the Basic Lease Provisions.

                 2.30 ILC. "ILC" shall mean Irish Leasing Corporation, a Texas corporation, or a successor landlord under the Land Lease.

                 2.31 LAND. "Land" shall have the meaning set forth in the Basic Lease Provisions.

                 2.32 LAND LEASE. "Land Lease" shall mean that certain Ground Lease dated as of February 28, 1995 by and between Tenant and ILC, by which Tenant leases the Land from ILC.

                 2.33 LAND LEASE DEED OF TRUST. "Land Lease Deed of Trust" shall mean that certain fourth priority deed of trust, junior only to the lien of the Lenders Deed of Trust, the Landlord Deed of Trust and the Tenant Deed of Trust, by ILC, as trustor, in favor of Tenant, as beneficiary, dated May 1, 1995 and recorded on

                                       8.

May 1, 1995 in the Official Records as Instrument No. 12877066, and as more fully described in Section 13.1(g).

                 2.34 LAND LOAN. "Land Loan" shall mean that loan funded by Union Bank of Switzerland, a Swiss banking corporation, acting through its Los Angeles branch, or any other loan authorized pursuant to the terms of the Land Lease for purposes of ILC's purchase of the Land, as more particularly described in the Land Lease.

                 2.35 LANDLORD AFFILIATE. "Landlord Affiliate" shall mean any Entity which controls or is controlled by or is under the common control of Landlord or its beneficiary.

                 2.36 LANDLORD DEED OF TRUST. "Landlord Deed of Trust" shall mean that certain second priority deed of trust, securing Tenant's obligations under this Lease, and junior only to the lien of the Lenders Deed of Trust, to be executed by Tenant in favor of Landlord and recorded in the Official Records as of the Date of Lease, as more fully described in Section 13.1(e).

                 2.37 LEASE INCEPTION DATE. "Lease Inception Date" shall mean, for the first Building or phase constructed (i.e., Building "J" as depicted in the Site Plan attached hereto as Exhibit C), the date of this Lease. For subsequent Buildings or phases, "Lease Inception Date" shall be that date when Tenant's Approval Plans for such Building or phase are approved by Landlord pursuant to Section 11.3(c).

                 2.38 LEGAL REQUIREMENTS. "Legal Requirements" shall mean all statutes, codes, laws, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all federal, state, county, municipal and other governments, departments, commissions, boards, courts, authorities, officials and officers, which now or at any time hereafter are applicable to Tenant or this Lease or applicable to and enforceable against the Premises, the Improvements or any part thereof, as applicable.

                 2.39 LENDERS. "Lenders" shall mean HSBC and Sumitomo, collectively. Individually, the Lenders are sometimes hereinafter referred to as a Lender.

                 2.40 LENDERS DEED OF TRUST. "Lenders Deed of Trust" shall mean that certain first priority deed of trust to be executed by Landlord and Tenant in favor of HSBC and Sumitomo jointly and recorded in the Official Records as of the Date of Lease, as more fully described in Section 13.1(d).

                 2.41 LIBOR BUSINESS DAY. "LIBOR Business Day" shall have the same meaning as "Business Day" is defined in the Notes or other Authorized Loan.

                                       9.

                 2.42 LIBOR RATE. "LIBOR Rate" shall mean the LIBOR Rate as defined in the Notes, or a subsequent Authorized Loan, as selected in accordance with Section 5.1(d).

                 2.43 MONTHLY CALCULATION. "Monthly Calculation" shall mean the quotient resulting from dividing three hundred sixty (360) by the number of days in any applicable calendar month. The applicable calendar month shall be the month for which the calculation involving this Monthly Calculation is being done.

                 2.44 MORTGAGE. "Mortgage" shall mean any mortgage, deed of trust, or other instrument in the nature thereof at any time and from time to time constituting a lien, charge or encumbrance upon any interest or estate of Tenant or Landlord in the Premises or in this Lease.

                 2.45 MORTGAGEE. "Mortgagee" shall mean the record holder (as reflected in the Official Records) from time to time of, or the record beneficiary (as reflected in the Official Records) from time to time under, a Mortgage.

                 2.46 NEW LOAN. "New Loan" shall have the meaning set forth in
Section 13.1(b).

                 2.47 NOMINAL RATE. "Nominal Rate" shall mean the operative and relevant rate (or rates) of interest under the Notes from time to time, or if the Improvements Loan has been replaced by an Authorized Loan, then the relevant rate of interest under the promissory note evidencing such Authorized Loan, all subject to the terms of Section 13.1(b).

                 2.48 NOTES. "Notes" shall have the meaning set forth in Section 13.1(b).

                 2.49 NOTICE. "Notice" shall mean a written advice, request, demand or notification required or permitted by this Lease, as more particularly provided in Section 21.3.

                 2.50 OFFICIAL RECORDS. "Official Records" shall mean the official records of Santa Clara County, California.

                 2.51 PERMITTED EXCEPTIONS. "Permitted Exceptions" shall mean the following: (1) the exceptions set forth in Exhibit B; (2) any exceptions created or caused by Tenant or to which Tenant consents in writing; (3) taxes and assessments not yet due and payable; (4) the Lenders Deed of Trust (or, if the Lenders Deed of Trust has been reconveyed and removed from title, then a deed of trust that secures an Authorized Loan); (5) the Landlord Deed of Trust;
(6) the Tenant Deed of Trust; (7) the Land Lease Deed of Trust; (8) all title defects, liens, encumbrances, deeds of trust, mortgages, rights-of-way, and restrictive covenants and conditions affecting the Land unless any of the foregoing arise as a result of Landlord's actions or with Landlord's written consent (unless such

                                       10.

actions taken or consent given by Landlord are requested in writing by Tenant); and (9) this Lease.

                 2.52 PREMISES. "Premises" shall have the meaning set forth in the Basic Lease Provisions. It is the intention of the parties that the Premises consist only of the Improvements, and in no event shall the Premises consist of any portion of the Land.

                 2.53 REAL ESTATE TAXES. "Real Estate Taxes" shall have the meaning set forth in Section 6.1(b).

                 2.54 RENT. "Rent" shall mean Base Rent and Additional Rent.

                 2.55 RENT COMMENCEMENT DATE. "Rent Commencement Date" shall have the meaning set forth in the Basic Lease Provisions.

                 2.56 RENT PAYMENT DATE. "Rent Payment Date" shall have the meaning set forth in Section 5.1.

                 2.57 RENT PERIOD. "Rent Period" shall mean each period equal to one calendar month occurring during the Term hereof, except that the first Rent Period shall be a partial calendar month commencing on the Rent Commencement Date and ending on the last day of such calendar month and the last Rent Period shall be a partial calendar month commencing on the first LIBOR Business Day of the last calendar month of the Term and ending on the last day of the Term.

                 2.58 REQUIRED PERMITS. "Required Permits" shall mean each and every building and development permit including, without limitation, demolition permits, site permits and addenda thereto (including, without limitation, foundation permits and structural permits), temporary and final occupancy permits and any other governmental or quasi-governmental approvals which must be issued by any governmental authority, department, commission, board, official or officer as a condition precedent to construction and occupancy of any Improvements.

                 2.59 SBNYTC. "SBNYTC" shall mean Sumitomo Bank of New York Trust Company.

                 2.60 SECURITY DEPOSIT. "Security Deposit" shall have the meaning set forth in Section 5.7.

                 2.61 SENIOR FUNDED AMOUNT. "Senior Funded Amount" of this Lease shall mean that amount equal to the Funded Amount minus the Equity Funded Amount, which amount shall not exceed the Guaranteed Residual Value.

                 2.62 SENIOR RENT COMPONENT. "Senior Rent Component" shall mean the quotient equal to the product of the Senior Funded Amount (at the time of the relevant calculation of the Senior Rent

                                       11.

Component) multiplied by the Nominal Rate, divided by the Monthly
Calculation.  Mathematically, the Senior Rent Component shall be:

                     [ Senior Funded Amount x Nominal Rate ]
                     [         Monthly Calculation         ]

                 2.63 SITE PLAN. "Site Plan" shall mean the Site Plan attached hereto as Exhibit C.

                 2.64 SUMITOMO. "Sumitomo" shall mean The Sumitomo Bank, Limited, a Japanese banking corporation, acting through its San Francisco branch.

                 2.65 TAKING. "Taking" shall have the meaning set forth in
Section 15.1.

                 2.66 TENANT DEED OF TRUST. "Tenant Deed of Trust" shall mean that certain third priority deed of trust, securing (i) Landlord's obligation to return Tenant's Security Deposit under this Lease and (ii) Landlord's obligation to convey the Premises to Tenant pursuant to Article 19 of this Lease, and shall be junior only to the liens of the Lenders Deed of Trust and the Landlord Deed of Trust, to be executed by Landlord, as trustor, in favor of Tenant, as beneficiary, and recorded in the Official Records as of the Date of Lease, as more fully described in Section 13.1(f).

                 2.67 TERM. "Term" shall have the meaning set forth in the Basic Lease Provisions.

                                    ARTICLE 3
                                     DEMISE

                 3.1 PREMISES. Subject to the terms, covenants and conditions contained herein, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, together with all rights, privileges, easements and appurtenances relating to the Premises.

                                    ARTICLE 4
                                      TERM

                 The Term of this Lease shall consist of the Initial Term, and if exercised by Tenant, the Extension Term, as follows:

                 4.1 INITIAL TERM. The Initial Term of this Lease is specified in Article 1.

                 4.2 EXTENSION TERM. Upon Notice of the extension given to Landlord in accordance with Article 1, so long as the "Extension Conditions" (defined below) are satisfied at the time of such Notice of extension, Tenant may extend the Term for the Extension Term specified in Article 1. All provisions of this Lease shall

                                       12.

remain in full force and effect for the Extension Term, including, without limitation, the Base Rent payable hereunder, except that Tenant shall have no further right to extend the Term of this Lease, and except that the Base Rent during the Extension Term may be adjusted only to reflect any actual change in the rate of interest (that is, the spread over LIBOR) charged pursuant to the Authorized Loan. The "Extension Conditions" shall consist of the following: (1) Tenant shall satisfy the "Financial Tests" (defined below) at the time of such Notice and as of the expiration of the Initial Term; (2) Tenant shall pay to Landlord no later than thirty (30) days before the first day of the Extension Term an amount equal to the product of the outstanding Funded Amount as of the end of the fifty-seventh (57th) full calendar month of the Initial Term times 0.25% ("Extension Fee"); (3) there shall exist no ongoing and uncured Event of Major Default at the time of such Notice and as of the expiration of the Initial Term; (4) the Improvements Loan shall have been refinanced or repaid as of the commencement of the Extension Term (the refinancing or repayment of which shall be subject to the terms of Section 13.1(c)) and (5) the Land and the Improvements shall satisfy the Coverage Test at the time of the Notice and as of the expiration of the Initial Term. The "Financial Tests" shall consist of the following: (a) Tenant shall have a minimum tangible net worth (total assets minus intangible assets minus total liabilities, as calculated in accordance with generally accepted accounting principles) ("Tangible Net Worth") of not less than Seven Hundred Fifty Million Dollars ($750,000,000); (b) Tenant's leverage (the ratio of funded debt to Tangible Net Worth) shall not exceed a ratio of 1:1; and (3) Tenant shall not have incurred any net losses in excess of Ten Million Dollars ($10,000,000) per year during the two complete fiscal years immediately preceding such Notice of extension.

                 4.3 HOLDING OVER. If Tenant remains in possession of the Premises after the expiration of the Term without executing a new lease, such holding over shall be construed as a tenancy from month-to-month, subject to all terms, covenants and conditions herein contained, and at the Base Rent required to be paid by Tenant pursuant to the terms hereof during the last month of the Term.

                                    ARTICLE 5
                                      RENT

                 5.1 BASE RENT.

                     (a) PAYMENT. Base Rent shall accrue in the manner set forth below commencing on the Rent Commencement Date. Tenant's obligation to pay Base Rent, with respect to any Building, shall commence accruing on the Rent Commencement Date for such Building, and shall be payable monthly in arrears thereafter on the first LIBOR Business Day of each successive month, except that the last installment of Base Rent shall be payable on the last day of the last month during the Term (each such date shall be a "Rent Payment

                                       13.

Date"). Tenant's obligation to pay Base Rent on account of Advances made for any Building shall not commence accruing until the Rent Commencement Date for that Building. No sooner than thirty (30) days prior to the due date for any installment of Base Rent hereunder, Landlord shall deliver to Tenant a Notice indicating the exact dollar amount of the Base Rent that is due on such due date ("Invoice"). The Base Rent payment due on the first LIBOR Business Day of the forty-ninth (49th) month of the Term shall be deemed paid entirely to Landlord to be applied first to the Equity Rent Component then due and the balance to be applied to the reduction of the Equity Funded Amount. The amount of the Senior Rent Component that would otherwise have been due but for the preceding sentence shall be added to the Senior Funded Amount. The Base Rent payment due on the first LIBOR Business Day of the fiftieth (50th) month of the Term shall be deemed paid entirely to Lenders under the Improvements Loan to the extent of the Senior Rent Component for the immediately preceding month and the balance shall be applied to the reduction of the Senior Funded Amount (excluding any prepayment premium thereon).

                 Tenant shall pay Base Rent as follows: The Senior Rent Component shall be paid to Lenders as set forth in the Basic Lease Provisions, and the Equity Rent Component shall be paid to Landlord at the Address for Rent set forth in the Basic Lease Provisions (or, if the Improvements Loan has been replaced by a New Loan or Replacement Loan, then the Senior Rent Component shall be paid directly to the holder of such New Loan or Replacement Loan) or at such other place as Landlord and Tenant may from time to time mutually agree upon, in their respective sole and absolute discretion. With the exception of payments made pursuant to the Clearinghouse Debit Account and Clearinghouse Credit Account, established by Tenant in accordance with the requirements of this
Section 5.1(b) and (c), as set forth below, Tenant shall pay Base Rent by wire transfer or by check. Landlord, Lenders or such other holder of a New Loan or Replacement Loan, as the case may be, shall supply Tenant with such bank account information as Tenant shall require to enable payment by wire transfer. The parties agree that Tenant is paying the Senior Rent Component of Base Rent directly to Lenders for the convenience of the parties in order to satisfy Landlord's obligations to pay interest under the Improvements Loan for the period of time corresponding to the Term of this Lease; all Base Rent payments shall be deemed payments to Landlord to the extent of the Equity Rent Component and payments of the interest due to Lenders under the Improvements Loan to the extent of the Senior Rent Component.

                 (b) CLEARINGHOUSE CREDIT ACCOUNT.At any time, and from time to time, during the Term of the Lease, Tenant shall have the right to request in writing that a Lender designate a clearinghouse credit account at a financial institution legally authorized to receive funds on behalf of the Lender ("Clearinghouse Credit Account") for Tenant's payment of the Senior Rent Component due and payable to the Lender (as set forth in the Basic Lease Provisions) on a Rent Payment Date. At any time, and from time to

                                       14.

time, after a Lender's designation of a Clearinghouse Credit Account, Tenant may, but shall not be obligated to, deposit funds on a Rent Payment Date in the exact amount of the Senior Rent Component due and payable to the Lender who has established such a Clearinghouse Credit Account and any payment by Tenant of a portion of the Senior Rent Component due a Lender by payment directly into a Lender's Clearinghouse Credit Account shall not prevent Tenant from making future payments of rent by any other means permitted in this Section 5.1. A Lender's designation of a Clearinghouse Credit Account for deposit of Tenant's payment of the Lender's portion of the Senior Rent Component shall be deemed that Lender's approval of Tenant's payment of the Lender's Senior Rent Component into the Clearinghouse Credit Account. Tenant's ability to deposit a Lender's portion of the Senior Rent Component into a Clearinghouse Credit Account shall not alleviate Landlord's obligation to deliver to Tenant an Invoice as set forth above.

                 (c) CLEARINGHOUSE DEBIT ACCOUNT. At any time, and from time to time, during the Term of the Lease, Tenant and HSBC may agree that Tenant's payment of HSBC's portion of the Senior Rent Component as set forth in the Basic Lease Provisions shall be paid to HSBC by funds available to HSBC in a clearinghouse debit account at a financial institution reasonably acceptable to HSBC ("Clearinghouse Debit Account"). If Tenant and HSBC agree to payment of HSBC's portion of the Senior Rent Component through a Clearinghouse Debit Account, Tenant shall provide written notice of such agreement to Landlord, and shall indicate the account number and location of the Clearinghouse Debit Account. The Clearinghouse Debit Account shall be terminable by Tenant at will, without advance notice to Landlord or HSBC. During any portion of the Term in which the Clearinghouse Debit Account is available for and contains sufficient funds to cover the amount of HSBC's portion of the Senior Rent Component due and payable to HSBC on a Rent Payment Date, interest shall not accrue on (nor shall Tenant be deemed in default hereunder for failure to pay) any of HSBC's portion of the Senior Rent Component due hereunder which is not collected on a Rent Payment Date due to any failure by HSBC to collect its portion of the Senior Rent Component in a timely manner. HSBC's ability to collect its portion of the Senior Rent Component from the Clearinghouse Debit Account shall not alleviate Landlord's obligation to deliver to Tenant an Invoice as set forth above. Notwithstanding anything to the contrary in this Lease, the Clearinghouse Debit Account shall not be used for the payment of any amounts (whether or not payable under the Lease) other than HSBC's portion of the Senior Rent Component as set forth in the Basic Lease Provisions and which are due and payable on the then-current Rent Payment Date.

                 (d) INTEREST RATE SELECTION. The parties acknowledge that the interest rate applicable under the Improvements Loan (or other Authorized Loan) and the Equity Rent Component shall affect the amount of Base Rent payable by Tenant hereunder. Therefore, Tenant shall have the right, by written notice to Landlord in the form of Exhibit K (which notice may be

                                       15.

transmitted to Landlord by facsimile), to designate the interest period to be selected from time to time by Landlord pursuant to the terms of the Notes (or other Authorized Loan) as the interest period then in effect for interest rate of the Improvements Loan (or other Authorized Loan) and the Equity Rent Component. Tenant acknowledges that the rates available to be selected as the LIBOR Rate after the first partial calendar month of the Term are 1, 3, 6, 9 or 12-month LIBOR rates. In the event that Tenant fails to give such written notice to Landlord prior to the applicable deadline for selection of such interest period pursuant to the terms of the Notes (or other Authorized Loan), Landlord shall select the same interest period then in effect for the Improvements Loan (or other Authorized Loan) and for the Equity Rent Component. Notwithstanding the foregoing, the interest rate applicable during the Construction Period for each Building or phase shall be the one-month LIBOR rate.

                 5.2 PRORATION. If the Term expires or is otherwise terminated on a day other than the day before the first LIBOR Business Day of a calendar month, then Base Rent for such Rent Period shall be prorated on the basis of actual days elapsed on the basis of a thirty (30) day month.

                 5.3 NO ABATEMENT OF RENT. Except as a consequence of a reduction in the Funded Amount or the terms of Section 15 (Taking), Tenant shall not be entitled to any abatement, diminution, reduction, setoff or postponement of Base Rent as a consequence of any inconvenience to, interruption of, cessation of or loss of Tenant's use or enjoyment of the Premises or as a result of any reason whatsoever.

                 5.4 DELINQUENT RENT. Any Base Rent not paid on the due date shall accrue interest at the Default Rate from the date such Base Rent was originally due until the date such Base Rent is paid. All interest accrued on past due Base Rent shall be due and payable to Landlord at the time the Base Rent is paid, or upon demand by Landlord, if earlier.

                 5.5 EQUITY FUNDING.

                     (a) For each Building (as such term is defined in Section
5.6 for purposes of this Section 5.5), after the appraisal described in Section
21.25 has been received by Landlord, Landlord shall itself fund any Advances on a proportionate basis based upon a fraction of the total amount of the Advance, the numerator of which is the difference between the total estimated Funded Amount (as of completion of construction, as reasonably estimated by Tenant) for the Building or phase less the Guaranteed Residual Value for such Building, and the denominator of which is the total estimated Funded Amount (as of completion) for such Building or phase; provided that the Equity Funded Amount of Advances for a Building shall be deemed to be paid on a proportionate basis out of those funds held by Landlord as Tenant's Security Deposit and out of Landlord's Equity Contribution. In no event shall Landlord be

                                       16.

required to do any of the following: (a) pay the Equity Funded Amount of Advances for a Building resulting in such payment exceeding the difference between the Funded Amount for such Building minus the Guaranteed Residual Value for such Building; (b) make Advances such that the aggregate Funded Amounts of the Building Leases exceeds One Hundred Fourteen Million Dollars ($114,000,000) or the aggregate Equity Funded Amounts of the Building Leases exceeds Nineteen Million Three Hundred Eighty Thousand Dollars ($19,380,000); or (c) make Advances such that the Funded Amount under this Lease exceeds Thirty Two Million Dollars ($32,000,000).

                     (b) Notwithstanding the foregoing, in the event: (1) Contractor fails to complete any Building or phase on account of either the insolvency or bankruptcy of the Contractor or a dispute with the Contractor concerning an alleged default by the Contractor; and (2) Tenant elects to have Landlord enter into a construction contract with another contractor for the purpose of completing such Building or phase; and (3) completion of such incomplete Building or phase by another contractor requires funds in excess of the funds that would have been required had Contractor not become insolvent or bankrupt or had such dispute not existed (excluding change orders), then Landlord's obligation for funding for such Building or phase under this Section
5.5 shall be equal to the amount that Landlord would have been required to fund under this Section 5.5 absent such insolvency, bankruptcy or dispute plus the amount of any change orders. At least two (2) days prior to making such equity Advance to Tenant, Landlord shall submit to Tenant and shall have obtained Tenant's prior written approval of the amount of such payment and the basis upon which such amount has been calculated. Tenant may withhold Tenant's consent to such payment if Tenant's accountant in good faith disagrees with such amount or the manner in which it was calculated.

                 5.6 EXHIBITS REFLECTING INITIAL ADVANCE AND RENT COMMENCEMENT DATE. Within thirty (30) days after the initial Advance for the foundation for any Building and within thirty (30) days after the initial Advance under this Lease, Landlord and Tenant shall execute the "Initial Advance Memorandum" in the form attached hereto as Exhibit G. With respect to the initial Advance under this Lease, the Initial Advance Memorandum shall also indicate to which Building such Advance applies. Within thirty (30) days after the Rent Commencement Date for any Building under this Lease, Landlord and Tenant shall execute the "Rent Commencement Date Memorandum" in the form attached hereto as Exhibit H. If the Rent Commencement Date for any Building under this Lease occurs prior to the completion or occupancy of such Building, then the parties shall, within thirty
(30) days after the completion or occupancy of such Building, enter into a memorandum, which shall reflect the Guaranteed Residual Value for such Building (the parties acknowledge that, except as provided in Section 19.2, they will not reflect the Guaranteed Residual Value for any Building until such Building has been completed or occupied). Guaranteed Residual Value for any Building during construction and

                                       17.

after construction shall be determined by multiplying the Guaranteed Residual Value percentage, calculated pursuant to Section 2.25, by the Funded Amount for any Building at the date of calculation. Whenever the term "Building" is used in this Lease in connection with the calculation of the Guaranteed Residual Value during a construction period, in connection with Landlord's equity funding under
Section 5.5 or in connection with Tenant's Security Deposit funding under
Section 5.7, such term shall mean a particular construction phase of the Improvements.

                 5.7 SECURITY DEPOSIT. On the date of initial Advance for a Building, Tenant shall deliver to Landlord a security deposit ("Security Deposit") in an amount equal to fourteen percent (14%) of the estimated Funded Amount for the Building as stated in the Initial Advance Memorandum for the Building in the form attached hereto as Exhibit G. Landlord may use and commingle the Security Deposit with other funds of Landlord and the Security Deposit shall not bear interest. On the Rent Commencement Date, the amount of the Security Deposit shall be increased or decreased to an amount equal to the difference between the Funded Amount minus the sum of the Landlord's Equity Contribution and the Guaranteed Residual Value (as of such date, as determined pursuant to the Rent Commencement Date Memorandum for the Building in the form attached hereto as Exhibit H). Mathematically, the Security Deposit as of the Rent Commencement Date shall be:

Funded Amount - (Guaranteed Residual Value + Equity Contribution)

The Security Deposit shall be held by Landlord as security solely for the payment of Base Rent and Additional Rent by Tenant pursuant to this Lease. If at any time during the Term any Base Rent shall be overdue, then Landlord may at its election (but shall not be required to) appropriate and apply any portion of the Security Deposit to the payment of any such overdue Base Rent. Should the entire Security Deposit, or any portion thereof, be appropriated and applied by Landlord as provided herein, then Tenant shall immediately, after receipt of written demand by Landlord, pay to Landlord a sufficient sum in cash to restore the Security Deposit to the amount of the Security Deposit as of the Rent Commencement Date. In the event that the Equity Funded Amount is reduced for any reason, including without limitation by reason of a sale of any portion of the Premises or the application of the proceeds of a condemnation award to reduce the Equity Funded Amount (it being understood that the Equity Funded Amount will only be reduced in the event and to the extent that the net proceeds of such condemnation award exceeds the Senior Funded Amount, with such award proceeds to be applied first to the Senior Funded Amount pursuant to Section 15.4 hereof), the amount of the Security Deposit required hereunder shall be reduced by a like amount, and any such excess funds held by Landlord shall immediately be returned to Tenant. The entire Security Deposit (other than amounts withheld against Base Rent and Additional Rent due hereunder) shall be returned to Tenant at the end of the Term.

                                       18.

                 5.8 ADDITIONAL RENT. Tenant agrees to pay all Additional Rent when it becomes due and payable under this Lease.

                                    ARTICLE 6

                                      TAXES

                 6.1 REAL ESTATE TAXES.

                     (a) From and after the Rent Commencement Date Tenant shall pay directly to the appropriate taxing authority all Real Estate Taxes. If the Rent Commencement Date occurs or the Term expires or otherwise terminates at any time other than the beginning or end of a taxable year, Tenant's obligation to pay Real Estate Taxes shall be prorated on the basis of a 365-day year, so as to include only that portion of the taxable year which is a part of the Term. Unless a termination of the Lease results from a purchase of the Land pursuant to Article 19, any Real Estate Taxes levied against the Land which accrue during the Term of this Lease but which would not be due and payable to the appropriate taxing authority until after the expiration of the Term of this Lease (as the same may be extended) shall be paid by Tenant to Landlord upon such termination. Landlord shall pay such amounts to the appropriate taxing authority on a timely basis.

                     (b) Except to the extent that Real Estate Tax bills and statements are sent directly to Tenant by the taxing authority, upon receipt by Landlord of the tax bills or statements, Landlord will use reasonable efforts to promptly advise Tenant in writing of all Real Estate Taxes and shall deliver copies of all applicable tax bills or statements to Tenant. Tenant shall pay directly to the taxing authority all Real Estate Taxes prior to the later of (i) thirty (30) days after receipt by Tenant from Landlord of a copy of such bills and statements referred to above, or (ii) five (5) days prior to delinquency. As used herein, the term "Real Estate Taxes" shall mean any and all taxes, governmental fees and similar charges or assessments levied or assessed against the Improvements and/or the Land including, without limitation, ad valorem taxes and special assessments applicable to real property; provided, however, that Real Estate Taxes shall not include any Landlord Income Taxes. Real Estate Taxes shall also include any and all documentary, transfer, sales, mortgage, recording or similar taxes imposed on Landlord or Tenant in connection with (i) the original acquisition of the Premises by Landlord, (ii) any transfer of the Premises to Tenant pursuant to the terms of this Lease, or (iii) any sale of the Premises to a third party pursuant to the terms of this Lease. As used herein, the term "Landlord Income Taxes" shall mean any and all income, franchise, gains, gift, succession, excess profits, gross receipts, revenue, estate, rental, or similar taxes or taxes in lieu thereof imposed upon Landlord or any party other than Tenant (or an affiliate thereof) and any withholding tax imposed as a collection device for, in lieu of, or otherwise related to any of the foregoing without regard to whether such tax is required to be collected by Tenant and without

                                       19.

regard to whether Tenant would be liable for such withholding tax in the event it failed to so withhold. For purposes of the foregoing, an income tax shall include, without limitation, any tax imposed under the United States Internal Revenue Code or the California Bank and Corporation Tax Law as well as any tax which could qualify as an "income tax" under United States Treasury Regulation
Section 1.901-2 (except to the extent any such statute or regulation is subsequently modified to include a tax or other governmental charge of a materially different type and nature from the taxes currently described therein) and any income tax which may be payable under the laws of any jurisdiction either now or in the future. Real Estate Taxes for any given tax year shall exclude assessment installments that are not due and payable during such tax year.

                 6.2 PERSONAL PROPERTY TAXES. Tenant shall pay directly to the appropriate taxing authorities prior to delinquency any and all taxes and assessments levied or assessed during the Term upon or against Tenant's furniture, equipment, trade fixtures and any other personal property in the Premises.

                 6.3 RIGHT TO CONTEST. Tenant shall not be required to pay any Real Estate Taxes or any other taxes for which Tenant is liable hereunder (including, without limitation, any taxes for which Tenant is required to indemnify Landlord under Section 6.5) (including penalties and interest), so long as (i) Tenant shall contest the same or the validity thereof by appropriate legal proceedings in such a manner to prevent the tax sale of any portion of the Premises and (ii) the position to be taken by Tenant pursuant to such contest would have a realistic possibility of success if litigated. For purposes of this Lease, Tenant may conclusively establish that a position to be taken in a contest would have a realistic possibility of success if litigated by providing to Landlord a letter from counsel stating an opinion to such effect. In the event of any such contest, Tenant shall, within thirty (30) days after the final determination thereof, pay and discharge the amounts determined to be due in accordance therewith and with the provisions of this Lease, together with any penalties, fines, interest, costs and expenses that may have accrued thereon or that may have resulted from Tenant's contest. Tenant also shall have a right to contest any taxes for which it is liable hereunder, but with regard to which the position to be taken pursuant to such contest would not have a realistic possibility of success if litigated, provided that Tenant pays such taxes on or prior to the date upon which such taxes are asserted to be due by the relevant governmental authority. Notwithstanding the foregoing provisions of this Section 6.3, Tenant shall have an unconditional right to contest (without prior payment) any taxes imposed by law upon Tenant rather than upon Landlord. Tenant's decision to pay any taxes prior to contesting its or another party's underlying liability therefore shall not be deemed to imply or suggest that the position to be taken in such contest would not have a realistic possibility of success if litigated. Landlord shall cooperate fully with Tenant in connection with the exercise of Tenant's right

                                       20.

of contest contained herein, and in the event that applicable law shall require that Landlord, rather than Tenant, pursue legal proceedings for such contest, Landlord will initiate and pursue such contest upon Tenant's request and in accordance with Tenant's instructions (including, without limitation, Tenant's instructions as to the selection of legal counsel and matters of strategy or settlement); provided, however, that Landlord shall not be subject to any liability for the payment of any costs or expenses in connection with any such contest or proceedings, and Tenant will indemnify and save harmless Landlord from any such costs and expenses (including, without limitation, reasonable attorneys' fees, costs of court and appraisal costs), reimbursing Landlord therefor upon demand (or paying such costs and expenses directly when due, all as directed by Landlord). Tenant shall be entitled to any refund of any taxes and penalties or interest from any governmental authority to the extent the refund represents monies paid to the governmental authority by Tenant or paid by Landlord and reimbursed by Tenant.

                 6.4 WITHHOLDING TAXES. Subject to Section 6.5, but notwithstanding any other provision of this Lease to the contrary, Tenant may withhold from any payments under this Lease any Landlord Income Taxes, without obligation to gross-up, indemnify or otherwise increase payments in consequence thereof, to the extent required by applicable law. Upon the date hereof or upon the date a party becomes a Landlord or a transferee of any portion of the Landlord's interest in the Premises or this Lease, and within thirty (30) days following the first day of each calendar year or if otherwise requested from time to time by Tenant, Landlord and each transferee, if organized under the laws of a jurisdiction outside the United States, shall provide Tenant with three counterparts of each of the forms prescribed by the Internal Revenue Service of the United States (Form 1001 or 4224, or successor form(s), as the case may be) certifying as to Landlord's or such transferee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such person. Without limitation upon the foregoing, unless Tenant has received such forms or other documents reasonably satisfactory to it indicating that payments under this Lease are not subject to withholding tax, Tenant is authorized to and shall withhold taxes from such payments at the applicable statutory rate. Subject to Section 6.5, but notwithstanding any other provision of this Lease to the contrary, any withholding by Tenant under the preceding sentence shall not give rise to any gross-up, indemnification or other payment obligation on the part of Tenant. Landlord and each transferee, if organized under the laws of the United States or any State thereof, shall timely provide Tenant with duplicate documents conforming to the requirements of Treasury Regulation 1.1441-5(b) or any successor thereto (which statement may be made on a Form W-9).

                 6.5 ADDITIONAL PROVISIONS RELATING TO TAXES. Notwithstanding anything in this Section 6 to the contrary, Tenant shall protect and defend Landlord from and against all criminal

                                       21.

prosecution regarding and shall indemnify and hold Landlord harmless from and against any and all losses, costs, liabilities or damages (including reasonable attorneys' fees and disbursements and court costs) arising by reason of:

                     (a) Any and all U.S. Federal, state or local income taxes imposed upon Landlord in consequence of Landlord being treated as the owner or lessor of the Premises (or any part thereof) for such tax purposes (provided that Landlord has fully complied with its obligations under Section 21.2(b));

                     (b) Any and all taxes imposed upon Tenant (except to the extent that such taxes are imposed upon Tenant as a result of Landlord's failure to comply with its obligations under this Lease);

                     (c) Any and all taxes required to be withheld from payments made by Tenant to a third party not related to or affiliated with Landlord, HSBC or Sumitomo;

                     (d) Any and all Real Estate Taxes;

                     (e) Any and all taxes owed by Landlord as a result of payment made by Tenant to Landlord pursuant to Tenant's indemnity obligations under this Section 6.5; and

                     (f) Any and all costs, liabilities or damages (including reasonable attorneys' fees) incurred by Landlord in obtaining indemnification payments from Tenant under the provisions of this Section 6.5.

                 Tenant's obligation to reimburse or indemnify Landlord for any taxes, governmental fees, penalties, interest or other supplemental tax charges under this Lease shall be reduced by the value of any related or offsetting tax benefits derived or realized by Landlord. Tenant's duty to indemnify Landlord under this Section 6.5 shall apply only to taxes arising during the Term (whether or not due and payable at the conclusion of the Term), but shall otherwise survive the expiration or earlier termination of this Lease.

                                    ARTICLE 7
                                    INSURANCE

                 7.1 LIABILITY INSURANCE. At all times during the Term, Tenant shall obtain at Tenant's sole cost and expense a policy or policies of comprehensive general liability insurance on an "occurrence" basis against claims for "personal injury" liability, including bodily injury, death or property damage liability. The liability insurance policy shall contain coverage limits no less than the following: (1) Three Million Dollars ($3,000,000) per person; (2) Five Million Dollars ($5,000,000) per incident; and (3) One Million Dollars ($1,000,000) for property damage.

                                       22.

                 7.2 BUILDERS' RISK INSURANCE. With respect to any Improvements which may be under construction and not yet covered by insurance under the terms of Section 7.3, Tenant shall maintain or cause to be maintained a policy or policies of builders' risk insurance in an amount equal to the value upon completion of the work (exclusive of land, foundation, excavation, grading, landscaping, architectural and development fees and other items customarily excluded from such coverage), insuring against the risks customarily insured against under such insurance, including fire, vandalism, malicious mischief, sprinkler leakage, lightning, and windstorm.

                 7.3 ALL-RISK INSURANCE. With respect to any completed Improvements, prior to the termination of the builders' risk insurance required by Section 7.2, and at all times thereafter, Tenant shall, at Tenant's sole cost and expense, obtain and maintain, or cause to be obtained and maintained: (a) a policy or policies of all-risk insurance covering the Improvements, providing coverage against loss or damage by fire, vandalism, malicious mischief, sprinkler leakage, lightning, windstorm and other insurable perils, as, under good insurance practice, from time to time are insured against under all-risk coverage for properties of similar character, age and location in an amount or amounts not less than one hundred percent (100%) of the then actual replacement cost (exclusive of land, foundation, excavations, grading, landscaping, architectural and development fees and other items customarily excluded from such coverage and without any deduction for depreciation); and (b) a policy or policies of difference in conditions insurance covering the Improvements, providing coverage against loss or damage by earthquake and flood as, under good insurance practice, from time to time are insured against under earthquake coverage for properties of similar character, age and location in an amount or amounts not less than the lesser of (i) one hundred percent (100%) of the then actual replacement cost (exclusive of land, foundation, excavations, grading, landscaping, architectural and development fees and other items customarily excluded from such coverage and without any deduction for depreciation) or (ii) the amount of the Equity Funded Amount.

                 7.4 GENERAL REQUIREMENTS. The insurance required under this
Article 7 may be furnished under a "primary" policy and an "umbrella" policy or policies. Landlord and the holder of any Authorized Loan shall be named as an additional insured under Tenant's policy of insurance required under Section 7.1; Landlord, Tenant and the holder of any Authorized Loan shall each be named as the loss payees under the policies of insurance required under Sections 7.2 and 7.3; and such policies shall contain an endorsement for cross-liability coverage. Tenant shall furnish Landlord with certificates from Tenant's insurers with respect to the insurance required to be carried hereunder on or before the date such insurance is required to be carried. The certificates shall state that such insurance is in full force and effect and that coverage will not be reduced in any amount or otherwise limited or cancelled without twenty (20) days' prior written notice

                                       23.

to Landlord. Renewal certificates shall be furnished to Landlord not less than thirty (30) days prior to the expiration of each such policy. Any blanket insurance policy or policies that insure Tenant against the risks and for the amounts herein specified shall be deemed to satisfy the obligation of Tenant hereunder, provided that any such policy of blanket insurance shall specify the amount of the total insurance allocated to the risks required to be insured hereunder and such allocated amount meets the requirements of this Article 7. All insurance required by this Article 7 shall be with an insurance company licensed to do business in the State of California, with a general policyholder's rating, as rated by the most current available "Bests" Insurance Reports, no less than A-III,and shall be primary and non-contributing.

                 7.5 WAIVER OF SUBROGATION. Notwithstanding anything to the contrary contained herein, to the extent permitted by law and so long as any insurance coverage maintained by Tenant is not diminished by reason thereof, Tenant hereby (a) releases and waives any rights it may have against Landlord and its officers, agents and employees on account of any loss or damages occasioned to Tenant, its property or the Premises, and arising from any risk covered by any fire and extended coverage insurance maintained by Tenant, whether or not due to the negligence of Landlord, its agents, employees, contractors, licensees, invitees or other persons, and (b) waives on behalf of any insurer providing such insurance to Tenant any right of subrogation that any such insurer may have or acquire against Landlord or such persons by virtue of payment of any loss under such insurance. Tenant shall use its best efforts to cause its insurance policies to contain a waiver of subrogation clauses in accordance with the foregoing.

                 7.6 INDEMNITY. Tenant shall protect, defend, indemnify, hold and save Landlord harmless from and against any and all losses, costs, liabilities or damages (including reasonable attorneys' fees and disbursements and court costs) arising by reason of: (i) any and all injury or death of persons or damage to property against which Tenant is obligated to maintain insurance for the benefit of Landlord pursuant to this Article 7; (ii) the failure to obtain the waiver of subrogation clause required by Section 7.5 hereof where such clause could have been obtained through the exercise of Tenant's best efforts; or (iii) the invalidation of such insurance policy required to be obtained by Tenant hereunder by Tenant's insurer. Tenant's duty to indemnify Landlord under this Section 7.6 shall survive the expiration or earlier termination of this Lease with respect to events occurring during the Term.

                                       24.

                                    ARTICLE 8
                                       USE

                 8.1 USE.

                     (a) PERMITTED USES. Tenant may use the Premises for any lawful purpose.

                     (b) ENVIRONMENTAL COMPLIANCE.

                                    (i) DEFINED TERMS.  The term "Applicable
Environmental Laws" shall mean any applicable laws, regulations or ordinances pertaining to health or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 or otherwise (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, the Hazardous and Solid Waste Amendments of 1984 or otherwise (as amended, hereinafter called "RCRA"), and California Health & Safety Code Section 25501(j). The terms "hazardous substance" and "release" as used in this Lease shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended or superseded by other laws so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment or other laws; and, provided further, to the extent that the laws of the State of California establish a meaning for "hazardous substance", "release", "solid waste", or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply. The term "Pre-existing Agricultural Contamination" means concentrations of any chemical, compound or substance existing in soil and groundwater on the Land as disclosed in that certain Phase I Preliminary Environmental Site Assessment and Phase II Soil and Ground Water Quality Evaluation for Vista Montana and Tasman Drive Parcels, San Jose, California, performed by Lowney Associates and dated February 1995.

                                   (ii) TENANT'S COVENANTS.  Tenant will not
cause or permit the Premises or the Improvements to be in violation of, or do anything or permit anything to be done which subjects Landlord, Tenant or the Premises to any remedial obligations under or which creates a claim or cause of action under, any Applicable Environmental Laws, including, without limitation, CERCLA, RCRA, and the California Health & Safety Code ss. 25501(j), assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Premises and the Improvements, and Tenant will promptly notify Landlord in writing of any existing, pending or threatened investigation, claim or inquiry of which Tenant has knowledge by any governmental authority in connection with any Applicable Environmental Laws. Tenant shall obtain any permits, licenses or

                                       25.

similar authorizations to construct, occupy, operate or use any Improvements, fixtures and equipment at any time located on the Premises by reason of any Applicable Environmental Laws. Tenant will not use the Premises or the Improvements in a manner which will result in the unlawful disposal or other unlawful release of any hazardous substance or solid waste on or to the Premises or the Improvements and covenants and agrees to keep or cause the Premises and the Improvements to be kept free of any unlawful hazardous substance, unlawful solid waste or unlawful environmental contaminants (including, without limitation, friable asbestos and any substance containing asbestos deemed hazardous and unlawful by any Applicable Environmental Law) and to remove the unlawful amounts of the same (or if removal is prohibited by law, to take whatever action is required by law) promptly upon discovery at Tenant's sole expense. Tenant shall promptly notify Landlord in writing of any unlawful disposal or other unlawful release of any hazardous substance, environmental contaminants or solid wastes on or to the Premises or the Improvements. Notwithstanding the foregoing, Landlord and Tenant acknowledge that Pre-existing Agricultural Contamination exists on the Land due to agricultural operations of prior owners and that Tenant has no further obligation to notify Landlord regarding such Pre-existing Agricultural Contamination. In the event Tenant fails to comply with or perform any of the foregoing covenants and obligations, after thirty (30) days' prior written Notice to Tenant, Landlord may, but shall be under no obligation to, cause the Premises and the Improvements to be freed from the unlawful hazardous substance, unlawful solid waste or unlawful environmental contaminants (or if removal is prohibited by law, to take whatever action is required by law) and the reasonable cost of the removal or such other action shall be a demand obligation owing by Tenant to Landlord pursuant to this Lease; provided, however, that this sentence shall not apply to Pre-existing Agricultural Contamination. Notwithstanding the foregoing, Landlord shall have no right to cause the removal of such materials so long as Tenant both: (1) is diligently and in good faith proceeding to comply with Tenant's obligation to remove the unlawful amounts of such materials; and (2) has the financial ability to so comply. Subject to the foregoing, Tenant grants to Landlord and Landlord's agents and employees access to the Premises and the Improvements, and the license to remove the unlawful hazardous substance, unlawful solid waste or unlawful environmental contaminants (or if removal is prohibited by law, to take whatever action is required by law), and agrees to indemnify and save Landlord harmless from all reasonable costs and expenses involved and from all claims (including consequential damages) asserted or proven against Landlord by any party in connection therewith. Upon Landlord's reasonable request for "good cause" (defined below), at any time and from time to time during the Term, Tenant will provide at Tenant's sole expense an inspection or audit of the Premises and the Improvements from an engineering or consulting firm approved by Landlord, indicating the presence or absence of any hazardous substance, solid waste or environmental contaminants located on the Premises; provided, however that this provision shall not apply to Pre-existing Agricultural Contamination. If Tenant fails to

                                       26.

provide same after sixty (60) days' notice, Landlord may order same, and Tenant grants to Landlord and Landlord's employees and agents access to the Premises and the Improvements and a license to undertake any testing reasonably required to obtain such inspection or audit. The reasonable cost of obtaining such inspection or audit and any expenses incurred by Landlord in connection therewith, shall be a demand obligation owing by Tenant to Landlord pursuant to this Lease. For purposes of this Section 8.1(b)(ii), "good cause" shall mean that Landlord shall have reasonable grounds to believe that an unlawful release or unlawful disposal of hazardous substances or solid wastes has occurred on the Premises or the Improvements, but shall not include Pre-existing Agricultural Contamination.

                                   (iii) TENANT'S INDEMNITY.  Tenant agrees to
indemnify and hold Landlord harmless from and against, and to reimburse Landlord with respect to, any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including attorneys' fees and court costs), fines and/or penalties of any and every kind or character, known or unknown, fixed or contingent, asserted or potentially asserted against or incurred by Landlord at any time and from time to time by reason of, in connection with or arising out of (A) the failure of Tenant to perform any obligation herein required to be performed by Tenant regarding Applicable Environmental Laws, (B) any violation of any Applicable Environmental Law by Tenant or with respect to the Premises or the Improvements, or any disposal or other release by Tenant or with respect to the Premises or the Improvements of any hazardous substance, environmental contaminants or solid waste on or to the Premises or the Improvements, whether or not resulting in a violation of any Applicable Environmental Law, (C) any act, omission, event or circumstance by Tenant or with respect to the Premises or the Improvements which constitutes or has constituted a violation of any Applicable Environmental Law with respect to the Premises or the Improvements, regardless of whether the act, omission, event or circumstance constituted a violation of any Applicable Environmental Law at the time of its existence or occurrence, and (D) any and all claims or proceedings (whether brought by private party or governmental agencies) for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage resulting from or relating to any hazardous or toxic substance or contaminated material located upon or migrating into, from or through the Premises or the Improvements (whether or not the release of such materials was caused by Tenant, a subtenant, or prior owner of the Premises, or any other Entity) which Landlord may incur. Tenant's duty to indemnify Landlord under this Section 8.1 shall survive the expiration or earlier termination of the Lease with respect to events occurring during, or prior to the Term or after the Term while Landlord has record title to and Tenant is occupying the Premises.

                                       27.

                           (c)  COMPLIANCE WITH LEGAL REQUIREMENTS.  Tenant
shall at all times comply with all material Legal Requirements applicable to the Land or the Improvements and/or the use thereof.

                 8.2 CONTEST OF LEGAL REQUIREMENTS. Tenant shall have the right at its sole cost and expense to contest the validity of any Legal Requirements applicable to the Premises by appropriate proceedings diligently conducted in good faith; and upon the request of Tenant and at Tenant's sole cost and expense, Landlord will join and cooperate with Tenant in such proceedings. Subject to Section 6.3, any other provision of this Lease to the contrary notwithstanding, Tenant's right to contest Legal Requirements must be exercised in such a manner as to avoid any exposure of the Premises or any part thereof to foreclosure or execution sale or exposure of Landlord to civil or criminal penalties arising from Tenant's non-compliance with such Legal Requirements. Tenant shall defend and indemnify Landlord against, and hold Landlord harmless from, any and all liability, loss, cost, damage, injury or expense (including, without limitation, attorneys' fees and costs) which Landlord may sustain or suffer by reason of Tenant's failure or delay in complying with, or Tenant's contest of, any such Legal Requirements (or Landlord's contest, if requested in writing by Tenant), and Tenant's duty to indemnify Landlord under this Section
8.2 shall survive the expiration or earlier termination of this Lease.

                 8.3 INDEMNIFICATION. Tenant will defend, protect, indemnify and save harmless Landlord from and against all liabilities, obligations, claims, damages, causes of action, costs and expenses, imposed upon or incurred by Landlord by reason of the occurrence or existence of any of the following during the Term, except to the extent caused by the willful misconduct, gross negligence, or willful breach of contract of Landlord or its agents or contractors (but excluding from the term contractors the Contractor and any subcontractors of the Contractor): (1) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Premises or Improvements; (2) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or the Improvements; (3) the negligence or willful misconduct on the part of Tenant or any of its agents, invitees, employees or contractors or any other persons entering onto the Premises or the Improvements at the request, behest or with the permission of Tenant; (4) the construction, use or occupancy of the Improvements which Tenant may elect to construct; (5) the use of the Land; or (6) any breach by the "Owner" under the construction contracts entered into by Tenant as Landlord's agent pursuant to the terms of Section 11.10. Tenant's duty to indemnify Landlord under this Section 8.3 shall survive the expiration or earlier termination of this Lease with respect to events occurring during the Term or after the Term while Landlord has record title to and Tenant is occupying the Premises.

                                       28.

                                    ARTICLE 9
                             UTILITIES AND SERVICES

                 9.1 SERVICES TO THE PREMISES. At Tenant's sole cost and expense, Tenant shall make its own arrangements for the provision of all utilities and services to be provided to or consumed on the Premises, including, without limitation, air conditioning, ventilation, heating, electric power, telephone, water (both domestic and fire protection), sanitary sewer, storm drain, natural gas and janitorial services, including for the installation, maintenance and repair of service lines and meters to measure Tenant's consumption of such utilities.

                                   ARTICLE 10
                 MAINTENANCE AND REPAIRS; SURRENDER OF THE PREMISES

                 10.1 TENANT OBLIGATIONS. Except as otherwise provided in this Lease, Tenant shall maintain the Premises and the Improvements in good repair, normal wear and tear, casualty and Takings (as defined in Section 15.1) excepted. All maintenance that Tenant is obligated to perform under this Section
10.1 shall be at the sole expense of Tenant, except to the extent that repairs are made necessary because of the gross negligence or willful misconduct of Landlord, its agents, employees or contractors (but excluding from the term contractor the Contractor and any subcontractors of the Contractor).

                 10.2 SURRENDER OF THE PREMISES. Except as provided in Section 19, upon the expiration or earlier termination of the Term, Tenant shall surrender the Premises to Landlord in its then "AS-IS" condition, including, without limitation, any condition resulting from: (i) wear and tear; (ii) obsolescence and damage by fire or other casualty, act of God or the elements (subject to the terms of Article 16); (iii) damage that is caused by Landlord, its agents, employees or contractors; (iv) Takings; and (v) any improvements, alterations, additions, repairs, replacements, or decorations in, to or of the Premises or on the Land which are not Improvements but which Tenant may elect to remain on the Land or the Premises. Title to all improvements, furniture, furnishings, fixtures, trade fixtures and personal property of Tenant which have not been funded by Landlord pursuant to the terms of Article 11 and located in or upon the Premises or the Land, whether or not affixed to the realty, shall be and remain in Tenant throughout the Term, and at any time during the Term of this Lease, the same may be removed by Tenant, or, at Tenant's election, surrendered with the Premises, in which event title to such surrendered property shall, if Landlord so elects in Landlord's sole discretion, be deemed transferred to Landlord. Any of such property that is not removed from the Premises or the Improvements on or prior to the expiration or earlier termination of this Lease shall be considered abandoned and Landlord may deal with it as Landlord elects.

                                       29.

                                   ARTICLE 11

                          CONSTRUCTION OF IMPROVEMENTS

                  11.1 TENANT'S RIGHTS TO CONSTRUCT IMPROVEMENTS. As of the date of this Lease, no improvements exist on the Land. Tenant shall be under no obligation whatsoever to construct any Improvements. Tenant shall have the right, in Tenant's sole discretion, to construct on the Land with Tenant's own funds, improvements, buildings, and/or alterations to Improvements, without the necessity of obtaining any approval from Landlord. In addition, Tenant shall have the right, in Tenant's sole discretion, subject to the terms of this
Article 11, to require Landlord to pay for the construction of the Improvements which Tenant desires. With respect to any construction which Tenant may elect to have performed in accordance with this Article 11, Landlord hereby irrevocably appoints Tenant as Landlord's construction agent. Landlord shall have no right to construct any improvements, buildings, and/or alterations on the Land unless Tenant specifically requests that such be constructed, and then only in accordance with the terms and conditions of this Article 11.

                  11.2 REQUEST FOR CONSTRUCTION FUNDING; LANDLORD OBLIGATION TO FUND. At any time during the first forty-eight (48) months of the Initial Term, Tenant may request Landlord to provide funding for the construction of Improvements, which may consist of one or more Buildings or phases, or for the alteration of any existing Buildings. Each such request shall be in writing and shall generally describe the nature of the Improvements. Landlord shall fund amounts for: (1) the costs of construction or alteration of the Improvements pursuant to the terms and conditions set forth in this Article 11; (2) architectural, engineering, testing, permitting, professional fees and any other soft costs relating to such Buildings; (3) any Capitalized Interest; and (4) the amounts described in Exhibit J. If Tenant reduces the Funded Amount by making payment to Landlord or the holder of any Authorized Loan, except as provided in Articles 15 and 16, the amount so paid shall not later be available to Tenant in the form of Advances for construction work. Landlord shall have no obligation to make Advances to a Mortgagee of Tenant's interest under this Lease, if any, which Mortgagee has foreclosed on Tenant's interest under this Lease and is then the "Tenant" under this Lease. Landlord shall have no obligation to make Advances for any Building or phase after the last day of the twenty-fourth
(24th) month after the initial Advance for such Building or phase.

                  11.3 CONDITIONS PRECEDENT TO LANDLORD'S OBLIGATION TO FUND INITIAL ADVANCES. The obligation of Landlord to make an initial Advance hereunder in respect of each Building shall be subject to the following conditions precedent:

                           (a) NO EVENT OF MAJOR DEFAULT. No Event of Major
Default shall exist and be continuing at the time of the initial Advance.


                                       30.

                           (b) APPRAISAL. Landlord shall have approved the
appraisal delivered pursuant to Section 21.25 hereof.

                           (c) LANDLORD APPROVAL OF APPROVAL PLANS. Landlord
shall have approved in accordance with the terms of this Section 11.3(c) (except as otherwise permitted or already approved pursuant to Section 11.1), Tenant's proposed site plans (showing the locations and orientations of any proposed buildings) and exterior shell plans (showing exterior building sections) (collectively, "Approval Plans") of the Building(s) which Tenant may elect to construct. Tenant shall deliver a letter to Landlord along with any submitted Approval Plans in which Tenant states that the submitted Approval Plans do not violate any Legal Requirements. Landlord may only withhold Landlord's approval to any such Approval Plans to the extent that the Approval Plans violate any material Legal Requirements, and Landlord may not withhold its consent on any other ground. At the option of Tenant, the foregoing documentation may be submitted to Landlord for approval in stages as Tenant completes it. Landlord shall have a period of ten (10) days from the date of receipt of each component of the documentation within which to approve or reject it. The Approval Plans, as approved from time to time by Landlord pursuant to this Section 11.3(c) shall constitute the "Authorized Plans." Tenant shall immediately reimburse Landlord on demand for all reasonable out-of-pocket costs and expenses incurred by Landlord in connection with the review and approval of any Approval Plans (not to exceed One Thousand Dollars ($1,000) per approval). Tenant hereby certifies to Landlord that the Approval Plans attached hereto as Exhibit C and Exhibit D do not violate any Legal Requirements. Landlord hereby approves the Approval Plans attached hereto as Exhibit C and Exhibit D. Landlord's approval of any Authorized Plans does not constitute any representation or warranty by Landlord with respect to such Authorized Plans, and Landlord hereby specifically disclaims any such representations and warranties.

                                    (i) FURTHER APPROVALS; PROPOSED CHANGES.
Subsequent to Landlord's approval of any Authorized Plans pursuant to Section 11.3(c), Tenant shall only be obligated to submit to Landlord for approval documentation showing any proposed material change to the Authorized Plans (but no approval shall be required with respect to construction or design matters that are not contained in or addressed by the Authorized Plans), and only to the extent such change is materially inconsistent with the Authorized Plans. Landlord shall have a period of ten (10) days from receipt of each material change within which to approve or reject it. Tenant shall immediately reimburse Landlord on demand for all reasonable out-of-pocket costs and expenses incurred by Landlord in connection with the review and approval of any such changes (not to exceed One Thousand Dollars ($1,000) per approval). Tenant shall have the right, without further approval of Landlord, to construct Improvements not materially inconsistent with the Authorized Plans together with such changes thereto as may be requested or required to comply with Legal Requirements.

                                       31.

                                    (II) FAILURE TO DISAPPROVE. The failure
by Landlord to disapprove any portion of the proposed Approval Plans submitted pursuant to this Section 11.3(c) within the specified approval period shall be deemed to constitute approval thereof as submitted, and such Approval Plans shall thereupon become Authorized Plans. Any disapproval by Landlord of any portion of the proposed Approval Plans shall be in writing and shall specify with particularity the basis for the disapproval.

                           (d) LANDLORD APPROVAL OF CONSTRUCTION AGREEMENT.
Landlord shall have approved in accordance with the terms of this Section 11.3(d) (except as otherwise permitted or already approved pursuant to Section 11.1), Tenant's proposed construction agreement with Contractor (collectively, "Construction Agreement") of the Building(s) which Tenant may elect to construct. Landlord may only withhold Landlord's approval to any such Construction Agreement to the extent that the Construction Agreement violates any material Legal Requirements or is not a form of agreement which includes a guaranteed maximum price and a date certain of completion of the Improvements, and Landlord may not withhold its consent on any other ground. Landlord shall have a period of ten (10) days from the date of receipt of the Construction Agreement within which to approve or reject it. Tenant shall immediately reimburse Landlord on demand for all reasonable out-of-pocket costs and expenses incurred by Landlord in connection with the review and approval of the Construction Agreement (not to exceed One Thousand Dollars ($1,000) per approval). Landlord acknowledges that Landlord has received and approved the Construction Agreement between Tenant and Contractor for the Improvements to be constructed pursuant to this Lease. Landlord's approval of any Construction Agreement does not constitute any representation or warranty by Landlord with respect to such Construction Agreement, and Landlord hereby specifically disclaims any such representations and warranties.

                           (e) DRAW REQUEST. Landlord shall have received a
written request from Tenant or its agent requesting the Advance ("Draw Request") in the form attached hereto as Exhibit I. The submission of a Draw Request by Tenant shall be deemed to be Tenant's approval of the Capitalized Interest which is to be included in the Funded Amount during the period covered by such Draw Request pursuant to the terms of Section 2.24.

                           (f) PLANS AND SPECIFICATIONS. Landlord shall have
received a copy of the plans and specifications for the Building in question. Landlord acknowledges that Landlord's only approval right with respect to the plans and specifications is as specified in Section 11.3 (c) above.

                           (g) CONSTRUCTION AGREEMENT. Landlord shall have
received a copy of Tenant's construction agreement with Contractor for the Building or phase in question. Landlord acknowledges that Landlord's only approval right with respect to the plans and specifications is as specified in
Section 11.3(d) above.

                                       32.

                           (h) BUILDING PERMITS. With respect to any portion
of an Advance going toward hard costs for any Building, Landlord shall have received a copy of all building permits and approvals then required for the construction of the subject Building.

                           (i) CONTRACTOR'S CERTIFICATE. With respect to any
portion of an Advance going toward hard costs for any Building, Landlord shall have received a certificate from the Contractor in the form attached hereto as Exhibit F for the Advance in question ("Contractor's Certificate").

                  11.4 CONDITIONS PRECEDENT TO LANDLORD'S OBLIGATION TO FUND SUBSEQUENT ADVANCES. Landlord's obligation to make any Advance for a Building after the initial Advance for such Improvement shall be subject to the satisfaction of the following conditions:

                           (a) NO EVENT OF MAJOR DEFAULT. No Event of Major
Default shall exist and be continuing at the time of such subsequent Advance, and no "major and material" violations of code or law shall exist with respect to the portions of such Building which have been constructed as of the date of the Advance in question. For purposes of this Section 11.4(a), the term "major and material" shall mean a violation that presents a material risk to the health and safety of the occupants of the Building in question.

                           (b) DRAW REQUEST. With respect to any portion of
an Advance going toward hard costs for any Building, Landlord shall have received a Draw Request for the Advance in question.

                           (c) CONTRACTOR'S CERTIFICATE. With respect to any
portion of an Advance going toward hard costs for any Building, Landlord shall have received a Contractor's Certificate for the Advance in question in the form attached hereto as Exhibit F.

                           (d) LIEN WAIVERS. Landlord shall have received
conditional lien waivers and releases upon progress payment from Contractor and any "Major Subcontractor" (defined below) scheduled to receive payment from such Advance. The term "Major Subcontractor" shall mean any subcontractor which has executed a subcontract calling for aggregate payments to the subcontractor in excess of Two Hundred Fifty Thousand Dollars ($250,000).

                           (e) CHANGES TO AUTHORIZED PLANS. Landlord shall
have approved any material change to the Authorized Plans pursuant to Section 11.3(c)(i)

                                       33.

                  11.5 CONDITIONS PRECEDENT TO LANDLORD'S OBLIGATION TO FUND FINAL ADVANCE. Landlord's obligation to make the final Advance for a Building shall be subject to the satisfaction of the following conditions:

                           (a) SECTION 11.4 CONDITIONS. All of the conditions
precedent set forth in Section 11.4 shall have been satisfied with respect to the final Advance in question.

                           (b) CERTIFICATE OF OCCUPANCY. Landlord shall have
received a copy of the certificate of occupancy or its equivalent issued by the appropriate governmental authority for the Building in question.

                  11.6 ADDITIONAL PROVISIONS REGARDING ADVANCES.

                           (a) TIMING AND METHOD OF DISBURSEMENT. Advances to
be made hereunder shall not be made more frequently than monthly. For any calendar month during which Tenant desires to receive an Advance, Tenant shall submit a Draw Request on or before the date that is five (5) days prior to the first LIBOR Business Day of such month, and if Tenant submits such Draw Request by such date, then Landlord shall make the Advance as requested in such Draw Request to the party(ies) designated by Tenant on the first LIBOR Business Day of such month (subject to the conditions to funding described in Sections 11.3, 11.4 and 11.5). The Advances shall be made to parties identified by Tenant, which parties may include Tenant. At the option of Tenant, Landlord shall make such Advances to one (1) or more parties.

                           (b) RETAINAGE. Disbursements for construction
costs shall be subject to a ten percent (10%) retainage. The retainage shall be paid to Tenant or to any Entities designated by Tenant along with the payment of the Final Advance with respect to any Building. Notwithstanding the foregoing, Tenant may require Landlord to pay any retainage on account of particular subcontractors prior to the payment of a final Advance if: (1) Tenant is able to achieve cost savings as a result of such early payment; and (2) Contractor delivers to Landlord a letter of credit in the amount of the retainage to be paid out prematurely. The parties will enter into an agreement with respect to the letter of credit, which agreement shall reflect the parties' agreement that:
(a) Landlord shall only be entitled to draw on the letter of credit if and to the extent necessary to complete the work that the subcontractor receiving the early payment of the retainage was required to perform and failed to perform; and (b) the letter of credit be returned to Tenant at the time that the retainage would have been paid pursuant to the second sentence of this Section 11.6(b). The total retainage shall be reduced by the amount of such retainage paid early pursuant to the terms of the preceding sentence.

                                       34.

                  11.7 REQUIRED PERMITS, EASEMENTS, ETC. From time to time, upon request of Tenant, Landlord (as holder of record of title to the Improvements) shall execute such reasonable documents, petitions, applications and authorizations, easements and rights of way (which have been prepared at Tenant's expense) and shall appear at and participate in such public hearings, staff meetings and similar gatherings, in each case as may in the reasonable and good-faith opinion of Tenant be necessary or appropriate for the purpose of obtaining any Required Permits or private easements or rights of way or utility services for the Improvements or to remove any title encumbrances on the Land which may interfere with Tenant's construction of the Improvements. Tenant shall immediately reimburse Landlord on demand (or pay directly) for all reasonable out-of-pocket costs and expenses incurred by Landlord in complying with Landlord's obligations under this Section 11.7.

                  11.8 ALTERATIONS. Tenant shall notify Landlord in writing in advance of any alteration to the Improvements which would either cost more than Five Hundred Thousand Dollars ($500,000), or cause the Land and the Improvements to fail the Coverage Test. At any time and from time to time, and without the necessity for obtaining Landlord's approval or giving Notice thereof to Landlord (except as otherwise specifically provided in this Section 11.8), Tenant shall have the right, at its expense, to make any improvements, alterations, additions, repairs, replacements or decorations in, to or of the Premises which do not materially change the exterior design scope of the Improvements as previously approved by Landlord pursuant to any Authorized Plans. In constructing any such improvements, alterations, additions, repairs, replacements or decorations, Tenant shall do so in a manner which does not violate any applicable and material Legal Requirements. If, in connection with any alterations which Tenant may desire to construct, either: (1) the performance of such alterations would cause the Land and Improvements together to fail the Coverage Test; or (2) such alterations would materially change the exterior design scope of the Improvements as previously approved by Landlord pursuant to Authorized Plans, then such alterations shall be subject to the prior written approval of Landlord, which shall not be unreasonably withheld or delayed. In the event that the parties disagree as to whether or not performing such alterations would cause the Land and the Improvements to fail the Coverage Test, such matter shall be subject to the appraisal provision contained in
Section 21.23.

                  11.9 TITLE TO AND NATURE OF IMPROVEMENTS. By virtue of Tenant's rights under the Land Lease, Tenant hereby grants to Landlord the right to own and construct the Improvements which Tenant elects to cause to be constructed with Landlord's funds under this Article 11, and Tenant hereby grants, conveys and transfers to Landlord all of Tenant's right, title and interest in and to the Improvements (whether now existing or hereafter constructed), and Tenant agrees that any and all Improvements of whatever nature at any time constructed, placed or maintained upon any part of the Land shall be and remain the property of Landlord,

                                       35.

subject to Tenant's rights under Section 19 and elsewhere in this Lease. Any improvements on the Land other than the Improvements shall be and remain the property of Tenant, subject to the terms of Section 10.2. The severance of fee title to the Land and Improvements shall not change the character of the Improvements as real property.

                  11.10 TENANT AS LANDLORD'S CONSTRUCTION AGENT. Tenant shall function as Landlord's agent for purposes of the construction of any Improvements. In this role, Tenant shall have the authority, on Landlord's behalf, to oversee and direct the construction of all Improvements, including but not limited to, approval of building, site and other plans, obtaining building and other permits, negotiating construction contracts, monitoring construction and making periodic inspections, approval of Contractor's invoice for payment, and submission of Draw Requests. Within a reasonable time after Tenant's request, Landlord shall execute construction contracts negotiated by Tenant for the construction of Improvements on the Land; Landlord shall not amend, modify or terminate any such construction contract without the prior written approval of Tenant, which may be withheld in Tenant's sole discretion. Landlord's appointment of Tenant as Landlord's agent under this Section 11.10 shall be irrevocable unless this Lease is terminated pursuant to the terms of
Section 17.4(b) in connection with an Event of Major Default.

                  11.11 TENANT'S RELEASE OF FUNDING COMMITMENT. At any time during the term, Tenant may elect in its sole discretion to release Landlord from its obligation to fund construction of all or any portion of the Improvements by written notice to Landlord and Lenders; provided, however, that Tenant has substantially completed construction of each Building on which construction has commenced.

                                   ARTICLE 12
                                      LIENS

                  Except for claims that Tenant is contesting in good faith in such manner as to avoid any exposure of the Premises or any part thereof to foreclosure or execution sale, Tenant shall promptly pay and discharge all claims for work or labor done, supplies furnished or services rendered to the Premises, and shall keep the Premises free and clear of all mechanics' and materialmen's liens in connection therewith.

                                   ARTICLE 13
                             ASSIGNMENT BY LANDLORD

                  13.1 FURTHER MORTGAGES OR ENCUMBRANCES BY LANDLORD; AUTHORIZED LOANS.

                           (a) PROHIBITION. Except for the Lenders Deed of
Trust, the Landlord Deed of Trust, the Tenant Deed of Trust and the


                                       36.

Land Lease Deed of Trust (which are hereby approved by Tenant) and as specifically permitted in Section 11.7 or 13.1(b) or 20, Landlord shall not cause or create any mortgages, deeds of trust, encumbrances or other exceptions to title (collectively, "New Encumbrances") to exist with respect to the Premises at any time, and any such encumbrance not authorized in writing by Tenant shall be null and void. The term "New Encumbrances" shall also include any bonds or assessments affecting the Premises to which Landlord consents in writing without the prior written approval of Tenant (which may be withheld in Tenant's sole and absolute discretion). Without the prior written consent of Tenant (which may be withheld in Tenant's sole and absolute discretion), Landlord shall not make or join in an application or other document which requests or authorizes any bonds or assessments to affect the Premises. Landlord recognizes that any New Encumbrance may irreparably harm Tenant in connection with one or more of the following: (1) construction which Tenant may desire to perform; (2) the use of the Premises; (3) Tenant's rights pursuant to the Purchase Option in Section 19; (4) the amount of assessments which Tenant is required to pay; or (5) other matters.

                           (b) AUTHORIZED LOAN. Tenant has approved the loans to
Landlord ("Improvements Loan") from Lenders which is evidenced by that certain Promissory Note dated as of the Date of Lease by Landlord in favor of HSBC and that certain Promissory Note dated as of the Date of Lease by Landlord in favor of Sumitomo (collectively, the "Notes"), and further evidenced and/or secured by
(a) that certain Pledge Agreement made by Tenant in favor of Lenders, as it may be amended and supplemented from time to time ("Pledge Agreement"), dated as of the Date of Lease; (b) the Lenders Deed of Trust (c) that certain Loan Disbursement Agreement dated as of the Date of Lease; (d) that certain Absolute Assignment of Leases dated as of the Date of Lease; (e) that certain UCC Financing Statement; and (f) that certain Environmental Indemnity Agreement dated as of the Date of Lease. In addition, upon the maturity or prepayment of the Improvements Loan (whether by its terms, by acceleration or otherwise), Landlord may (but, subject to the terms of Section 13.1(c), shall not be obligated to) enter into a new loan (such authorized loan shall be the "New Loan"), provided Landlord first obtains Tenant's written consent (which consent shall not be unreasonably withheld), and so long as: (i) the Improvements Loan is paid off with the proceeds of such New Loan and all documents securing or reflecting the Improvements Loan are assigned to the lender who makes the New Loan or are released and satisfied; (ii) the principal amount of the New Loan does not exceed the principal amount of the Improvements Loan existing at the time the Improvements Loan is repaid; (iii) the interest rate and payment provisions under the New Loan would not result in higher monthly payments than the method under the Improvements Loan, and all such monthly payments shall be interest only; and (iv) the New Loan documents do not contain terms and conditions which differ from the Improvements Loan documents in any material respect (including provisions relating to the Collateral as defined in Section 21.18). The Improvements Loan and the New Loan

                                       37.

authorized pursuant to the preceding sentence and the Replacement Loan described in Section 13.1(c) below shall be the "Authorized Loan"; provided that only one Authorized Loan may exist at any one point in time. Landlord may not modify the terms of an Authorized Loan without the prior written consent of Tenant, which Tenant shall not unreasonably withhold (but may be withheld in Tenant's sole and absolute discretion based upon any of the matters identified in subitems (i) through (v) above in this Section 13.1(b)).

                           (c) REPLACEMENT LOAN. Subject to Landlord's prior
written consent (which consent shall not be unreasonably withheld or delayed), at the request of Tenant, Landlord shall execute loan documents evidencing and/or securing a new loan to Landlord, the proceeds of which would be used to retire the Improvements Loan (such loan requested by Tenant shall be a "Replacement Loan"). Landlord shall only be entitled to refuse to consent to such new loan if (1) the maturity date of the Replacement Loan is a date on or after the expiration date of the Extension Term; (2) the principal amount of the Replacement Loan exceeds the principal amount of the Improvements Loan plus any accrued interest and fees payable at the time the Improvements Loan is repaid;
(3) the interest rate structure under the Replacement Loan is materially higher than market conditions would justify at the time; (4) there are prepayment prohibitions, penalties or other restrictions which would limit rights to retire the Replacement Loan or require additional payment to do so; or (5) the Replacement Loan documents contain terms and conditions which differ from the Improvements Loan documents in any material respect (including provisions relating to the Collateral as defined in Section 21.18). If Tenant requests and provides the funds, Landlord shall make all arrangements necessary for, and shall pay down any Authorized Loan in the amount requested by Tenant, and shall arrange for all documentation reasonably requested by Tenant to reflect the reduction or elimination of such Authorized Loan.

                           (d) LENDERS DEED OF TRUST. On the Date of Lease,
Landlord and Tenant shall execute, acknowledge, and cause to be recorded in the Official Records, a deed of trust in form acceptable to Lenders and Tenant ("Lenders Deed of Trust"). The Lenders Deed of Trust shall be a first priority lien against the premises (as defined in the Lenders Deed of Trust).

                           (e) LANDLORD DEED OF TRUST. On the Date of Lease,
Tenant shall execute, acknowledge, and cause to be recorded in the Official Records, a deed of trust in form acceptable to Landlord ("Landlord Deed of Trust"), which Landlord Deed of Trust shall secure Tenant's obligations under this Lease. The Landlord Deed of Trust shall be junior only to the Lenders Deed of Trust as a second priority lien against the premises (as defined in the Landlord Deed of Trust).

                                       38.

                           (f) TENANT DEED OF TRUST. On the Date of Lease,
Landlord shall execute, acknowledge, and cause to be recorded in the Official Records, a deed of trust in form acceptable to Tenant ("Tenant Deed of Trust"), which Tenant Deed of Trust shall secure Landlord's obligations under this Lease
(i) to return the Security Deposit pursuant to the terms of this Lease and (ii) to convey the Premises to Tenant as required pursuant to Article 19 hereof. The Tenant Deed of Trust shall be junior only to the Lenders Deed of Trust and the Tenant Deed of Trust as a third priority lien against the premises (as defined in the Tenant Deed of Trust).

                           (g) LAND LEASE DEED OF TRUST. The Land Lease Deed
of Trust secures ILC's obligations under the Land Lease (i) to return the security deposits set forth in the Land Lease pursuant to the terms of the Land Lease, (ii) to convey the Premises to Tenant as required pursuant to Article 19 thereof, and (iii) to comply with Sections 20.3, 20.4 and 20.5 of the Land Lease. The Tenant Deed of Trust shall be junior only to the Lenders Deed of Trust, the Landlord Deed of Trust and the Tenant Deed of Trust and shall be a fourth priority lien against the premises (as defined in the Land Lease Deed of Trust).

                  13.2 LANDLORD'S RIGHT TO SELL. Subject to Tenant's Purchase Option and the mandatory purchase set forth in Article 19 and the terms of
Section 13.1 and Article 20, nothing contained in this Lease shall be deemed in any way to limit, restrict or otherwise affect the right of Landlord at any time and from time to time to sell or transfer all or any portion of its right, title and estate in the Premises to: (1) a financial institution with a capitalization in excess of One Hundred Million Dollars ($100,000,000) and investments in other leased assets of at least Twenty Five Million Dollars ($25,000,000); (2) a trust established by such an institution; or (3) if an Event of Major Default has occurred and is continuing at the time of such sale or transfer, to any Entity; provided, however, that such Entity shall assume, in a manner consistent with Landlord's obligations under this Lease and the Improvements Loan documents, the Improvements Loan or any other Authorized Loan concurrently with acquisition of the Premises, after first obtaining Lenders' written consent thereto. Landlord shall give Tenant prior written notice of any sale or transfer pursuant to this
Section 13.2 together with written evidence of compliance with the terms hereof. Any sale or transfer by Landlord whatsoever shall by its express terms recognize and confirm the right of possession of Tenant to the Premises and Tenant's other rights arising out of this Lease shall not be affected or disturbed in any way by any such sale, transfer, assignment or conveyance (except for any disturbance resulting from a foreclosure sale conducted pursuant to the laws of the State of California at which independent third party bids were permitted, pursuant to the Lenders Deed of Trust, all subject to the terms of Section 19.2).

                  13.3 TRANSFER OF FUNDS AND PROPERTY. At each time Landlord sells, assigns, transfers or conveys the entire right, title and estate of Landlord in the Premises and in this Lease,


                                       39.

Landlord shall turn over to the transferee any funds or other property then held by Landlord under this Lease and thereupon all the liabilities and obligations on the part of the Landlord under this Lease arising after the effective date of such sale, assignment, transfer or conveyance shall terminate as to the transferor and be binding upon the transferee.

                                   ARTICLE 14
                            ASSIGNMENT AND SUBLEASING

                  14.1 RIGHT TO ASSIGN.

                           (a) TENANT'S RIGHT. Tenant shall have the right,
at any time and from time to time during the Term, to assign all or any portion of its right, title and estate in the Premises and in this Lease without approval by Landlord. Any such assignee, immediate or remote, shall have the same right of assignment. Any such assignment shall be evidenced by a written instrument, properly executed and acknowledged by all parties thereto and, at Tenant's election, duly recorded in the Official Records, wherein and whereby the assignee assumes all of the obligations of Tenant under this Lease. Notwithstanding any such assignment and assumption or any sublease permitted under Section 14.2 hereof, Tenant shall remain primarily liable for all obligations and liabilities on the part of Tenant theretofore or thereafter arising under this Lease.

                           (b) NOTICE. Tenant shall, promptly after execution
of each assignment, notify Landlord of the name and mailing address of the assignee and shall, on demand, permit Landlord to examine and copy the assignment agreement.

                  14.2 RIGHT TO SUBLET.

                           (a) TENANT'S RIGHT. Tenant shall have the right,
at any time and from time to time during the Term, to sublet all or any portion of the Premises and to extend, modify or renew any sublease without the approval of Landlord.

                           (b) NOTICE. Tenant shall, promptly after execution
of each sublease, notify Landlord of the name and mailing address of the subtenant and shall, on demand, permit Landlord to examine and copy the sublease.

                           (c) NON-DISTURBANCE AGREEMENT. Upon Tenant's
request, Landlord shall enter into a "landlord agreement" with any subtenant of Tenant. Such agreement shall provide that Landlord shall recognize the sublease and not disturb the subtenant's possession thereunder so long as such subtenant shall not be in default under its sublease, and an Event of Major Default is not then in existence and continuing under this Lease. Tenant shall immediately reimburse Landlord on demand for all reasonable out-of-


                                       40.

pocket costs and expenses incurred by Landlord in complying with Landlord's obligations under this Section 14.2(c).

                  14.3 TENANT'S RIGHT TO MORTGAGE.

                           (a) RIGHT OF TENANT. Tenant shall have the right
from time to time and at any time, without obtaining the approval of Landlord, to mortgage, pledge or otherwise encumber all or any portion of the right, title and estate of Tenant in the Premises or in this Lease.

                           (b) NOTICE. Tenant shall, promptly after execution
of any Mortgage, notify Landlord of the name and mailing address of the Mortgagee thereunder and shall, on demand, permit Landlord to examine and copy the Mortgage.

                                   ARTICLE 15
                                 EMINENT DOMAIN

                  15.1 TOTAL OR SUBSTANTIAL TAKING. If title or access is taken for any public or quasi-public use, or under any statute or by right of condemnation or eminent domain, or by sale in lieu thereof (a "Taking") with respect to all of the Premises, or if title to so much of the Premises or access thereto is Taken, or if the Premises or access thereto is damaged, blocked or impaired by the Taking, so that, in Tenant's sole discretion, the Premises or access thereto, even after a reasonable amount of reconstruction thereof, will no longer be suitable for Tenant's (and/or Tenant's subtenants') continued occupancy for the conduct of Tenant's (and/or Tenant's subtenants') business in a manner consistent with the conduct of such business prior to such Taking, then in any such event, this Lease shall terminate on the date of such Taking.

                  15.2 PARTIAL TAKING. If any part of the Premises, or access thereto, shall be Taken, and the Premises or the remaining part thereof and access thereto will be, in Tenant's sole discretion, suitable for Tenant's (and/or Tenant's subtenants') continued occupancy for the conduct of Tenant's (and/or Tenant's subtenants') business in a manner consistent with the conduct of such business prior to such Taking, all of the terms, covenants and conditions of this Lease shall continue, except that Base Rent shall be adjusted to reflect the decreased Funded Amount remaining after application thereto of the award made to Landlord for such Taking.

                  15.3 TEMPORARY TAKING. If the whole or any part of the Premises is Taken for temporary use or occupancy, this Lease shall not terminate by reason thereof and Tenant shall continue to pay, in the manner and at the times herein specified, the full amount of the Base Rent payable by Tenant hereunder, and, except only to the extent that Tenant may be prevented from so doing by reason of such Taking, Tenant shall continue to perform and observe all of the other terms, covenants and conditions hereof on the part of Tenant


                                       41.

to be performed and observed, as though the Taking had not occurred. In the event of any such temporary Taking, Tenant shall be entitled to receive the entire amount of the award made for the Taking, whether paid by way of damages, rent or otherwise. If the temporary Taking is for a term in excess of thirty
(30) days, then the Taking shall be treated as a permanent Taking and be governed by Section 15.1 or 15.2, as applicable.

                  15.4 DAMAGES. The compensation attributable to the Improvements (in each case the compensation or value shall be determined as of the date of the Taking) awarded or paid upon any Taking (other than a temporary Taking, which shall be governed by Section 15.3), whether awarded to Landlord, Tenant, or both of them, shall be held by the Escrow Agent described in Section 16.3(b) and distributed in the same manner as insurance proceeds pursuant to
Section 16.3. For purposes of this Section 15.4, references to the term "casualty" or similar terms in Section 16.3 shall be deemed to refer to "Taking."

                  15.5 NOTICE AND EXECUTION. Immediately upon service of process upon Landlord or Tenant in connection with any Taking relating to the Premises or any portion thereof or access thereto, each party shall give the other Notice thereof. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this Article 15. Tenant reserves the right to appear in and to contest any proceedings in connection with any such Taking. Tenant shall immediately reimburse Landlord on demand for all reasonable out-of-pocket costs and expenses incurred by Landlord in complying with Landlord's obligations under this Section 15.5.

                                   ARTICLE 16
                              DAMAGE OR DESTRUCTION

                  16.1 CASUALTY. If any Improvements are damaged or destroyed by fire or other casualty (including, but not limited to earthquake), except as provided to the contrary in Section 16.2, this Lease shall continue in full force and effect without any abatement or reduction in Base Rent, and Tenant, at Tenant's election, shall either (a) restore the Improvements substantially to their condition prior to the damage or destruction, or such other condition as Tenant shall elect in its sole and absolute discretion, subject to Landlord's approval rights set forth in Section 11.3(c), or (b) not restore the Improvements, but perform, or cause to be performed, at Tenant's sole cost and expense, any work or service required by any Legal Requirement for the protection of persons or property from any risk, or for the abatement of any nuisance, created by or arising from the casualty or the damage or destruction caused thereby.

                  16.2 TERMINATION OF LEASE. In the case of: (a) any damage or casualty of any Building or Buildings, which in the good faith judgment of Tenant's Board of Directors would render such


                                       42.

Building either unsuitable or uneconomic for restoration or continued use by Tenant; (b) the damage or destruction of all or substantially all (as determined in good faith by Tenant's Board of Directors) of any Building or Buildings; or
(c) the damage or destruction of any Building or Buildings where restoration cannot (as determined in good faith by Tenant's Board of Directors) reasonably be completed either within 365 days or prior to the expiration of the Initial Term or the Extension Term, then Tenant may elect to terminate this Lease either as to the Building(s) in question or as to the Lease in its entirety. In the event Tenant terminates the Lease pursuant to the preceding sentence, Tenant shall purchase Landlord's interest in the Building(s) in question for a purchase price equal to the Purchase Price for the Building(s) in question, as such Purchase Price is defined in Section 19.1. The purchase of Landlord's interest in such Building(s) shall be pursuant to the terms of Section 19.1, as applicable to such Building(s). Upon the completion of such purchase, this Lease and all obligations hereunder in respect of such Building(s) shall terminate. This Lease shall remain in full force and effect with respect to all remaining Buildings which Tenant does not elect to purchase pursuant to this Section 16.2, and such remaining Building(s) shall constitute the "Improvements" for purposes of this Lease.

                  16.3 INSURANCE PROCEEDS. In the event of any fire or other casualty, the proceeds of any insurance policies maintained by Tenant pursuant to Section 7.2 or 7.3 shall be held, applied and dealt with as follows:

                           (a) Any proceeds (per occurrence) of such policies
attributable to the Improvements below the amount of Five Hundred Thousand Dollars ($500,000) shall be paid directly to Tenant and applied and used as Tenant may direct in its sole discretion for any construction, restoration or reconstruction purposes in connection with any improvements located on the Land which were destroyed, damaged or affected by such casualty. Any portion of such proceeds which Tenant does not want to use (subject to the terms of Section 16.3(d)) for any construction, restoration or reconstruction shall be paid as follows (the order of payment as set forth below shall be the "Distribution Formula"): (1) to Lenders, or to any other holder of an Authorized Loan, and to Landlord, pro rata in proportion to the ratio that the then-existing Senior Funded Amount bears to the then-existing Funded Amount as compared to the ratio that the then-existing Equity Funded Amount bears to the then-existing Funded Amount (provided, however, that in no event shall the amount paid to Landlord exceed the difference between the Funded Amount and the Guaranteed Residual Value); and (2) with any remaining excess to be paid to Tenant.

                           (b) Any proceeds (per occurrence) of such policies
attributable to the Improvements greater than Five Hundred Thousand Dollars ($500,000) shall be paid to an escrow agent ("Escrow Agent") mutually agreeable to the parties (but such escrow agent

                                       43.

shall not be a party which is related to or affiliated with either of the parties to this Lease). Such proceeds shall be invested by the Escrow Agent as Tenant may direct; provided, however, that such proceeds shall not be invested in the stock or obligations of Tenant. Such proceeds shall be paid by the Escrow Agent to Tenant (or to third parties as Tenant may direct), as Tenant may direct from time to time as restoration, construction or rebuilding progresses to pay the cost of any restoration, construction or rebuilding which Tenant elects to take place on the Land or any Improvements located upon the Land, but only upon the written request of Tenant, and so long as Landlord reasonably determines that the following conditions are satisfied at the time of such request for payment by Tenant: (i) the sum requested has been paid or is then due and payable or will become due and payable within thirty (30) days; (ii) Tenant has the financial ability (taking into account the insurance proceeds held by the Escrow Agent) to complete the restoration, construction or rebuilding which Tenant has elected to perform; (iii) Landlord has approved the Approval Plans, if any, relating to the restoration of Improvements, pursuant to the terms of
Article 11; and (iv) in Landlord's reasonable judgment, such restoration work which Tenant desires to perform in connection with the Improvements can be completed prior to the expiration of the Initial Term (or, if Tenant has exercised, or within one hundred twenty (120) days after reaching final written settlement with all insurance companies regarding the amount of proceeds to be paid for the casualty in question, exercises its right to extend for the Extension Term, then prior to the expiration of the Extension Term). Landlord shall promptly upon request instruct the Escrow Agent to make the payments requested by Tenant unless one of the conditions described above is not satisfied at the time of such request. Any excess insurance proceeds existing after either Tenant's completion of the restoration, construction or rebuilding which Tenant elects to perform or Tenant's failure to comply with the funding condition described in subitems (ii), (iii) and (iv) immediately above in this
Section 16.3(b), shall be paid pursuant to the Distribution Formula. If Tenant elects to terminate this Lease as to one or more Buildings, Tenant may use any insurance proceeds to pay the purchase price described in Section 16.2, and all rights of Landlord in insurance proceeds not used to pay the purchase price shall be assigned to Tenant by Landlord at the time Tenant purchases Landlord's interest in any such Building(s).

                           (c) Any proceeds of such policies attributable to
improvements or buildings on the Land other than the Improvements shall promptly be paid directly to Tenant.

                           (d) If either: (1) Tenant has not delivered
written notice to Landlord within one hundred twenty (120) days after reaching final written settlement with all insurance companies regarding the amount of proceeds to be paid for the casualty in question, pursuant to which notice Tenant elects to either exercise some or all of its termination rights under
Section 16.2 and/or to fully or partially repair or restore

                                       44.

pursuant to Section 16.1; or (2) Landlord reasonably believes that Tenant has abandoned reconstruction or restoration work which Tenant may have elected to perform (and Tenant shall have failed to diligently recommence reconstruction or restoration work which Tenant is then able to perform within thirty (30) days after Tenant's receipt from Landlord of a Notice of Landlord's belief of Tenant's abandonment of the reconstruction or restoration work); then, in either case, the proceeds attributable to the Improvements shall be paid pursuant to the Distribution Formula.

                           (e) Any insurance proceeds paid to Landlord, Lenders
or holder of any Authorized Loan under this Article 16 shall automatically reduce the Funded Amount by a like amount.

                                   ARTICLE 17
                                     DEFAULT

                  17.1 DEFAULT. The following event shall constitute a default ("Default") by Tenant:

                           (a) DEFAULT OTHER THAN EVENT OF MAJOR DEFAULT.
Tenant's failure to perform or comply with any of the terms, covenants or conditions contained in this Lease other than those referred to in Section 17.2, where such failure shall continue for a period of thirty (30) days after Notice thereof from Landlord to Tenant, or in the case of a failure which cannot with due diligence be cured within the period of thirty (30) days, Tenant's failure to proceed promptly and with due diligence to cure the failure and thereafter to prosecute the curing of the failure with all due diligence, it being intended that in connection with a failure not susceptible of being cured with due diligence within thirty (30) days, the time of Tenant within which to cure the failure shall be extended for such period as may be reasonably necessary to complete the cure with all due diligence.

                  17.2 EVENT OF MAJOR DEFAULT. Each of the following events shall constitute an event of major default ("Event of Major Default") by Tenant:

                           (a) FAILURE TO PAY BASE RENT. Tenant's failure to
pay any Base Rent within ten (10) days after the later to occur of the due date or Tenant's receipt from Landlord of the Invoice required pursuant to Section 5.1;

                           (b) FAILURE TO PAY ADDITIONAL RENT. Tenant's
failure to pay any Additional Rent which is due to Landlord within the later to occur of the due date under this Lease or ten (10) days after Tenant's receipt of Notice thereof from Landlord that such Additional Rent is due;

                                       45.

                           (c) FAILURE TO COMPLY WITH PURCHASE OBLIGATION
UNDER SECTION 19.2. Tenant's failure to comply with Tenant's obligation to purchase the Premises pursuant to Section 19.2 within the period required in
Section 19.2;

                           (d) FAILURE TO CARRY INSURANCE. Tenant's failure
to carry the insurance required by Article 7, if such failure continues ten (10) days after Tenant's receipt of Notice thereof from Landlord that Tenant is not carrying such required insurance (provided, however, that it shall not be an Event of Major Default under this Section 17.2 if Tenant is carrying when required the basic form policies required by Article 7 with respect to the perils addressed therein and in the amounts required by Article 7, notwithstanding some other noncompliance);

                           (e) INSOLVENCY. Subject to Section 17.3, the
occurrence of: (i) an assignment by Tenant for the benefit of creditors generally; or (ii) the filing of a voluntary or involuntary petition by or against Tenant under any present or future applicable federal, state or other statute or law having for its purpose the adjudication of Tenant as a bankrupt;
(iii) the appointment of a receiver, liquidator or trustee for all or a substantial portion of the Premises by reason of the insolvency or alleged insolvency of Tenant; or (iv) the taking of possession by any department of city, county, state or federal government, or any officer thereof duly authorized, of all or a substantial portion of the Premises by reason of the insolvency or alleged insolvency of Tenant; and Tenant's failure to timely give any Notice it is permitted to give pursuant to Section 17.3 (or, in the event Tenant gives timely Notice and pursues a contest under Section 17.3, Tenant's failure to finally prevail in the contest).

                           (f) FAILURE TO REPLENISH UNDER PLEDGE AGREEMENT.
Tenant's failure to replenish the collateral account as required under the Pledge Agreement (as defined in Section 13.1(b)) after the notice and cure periods provided in Pledge Agreement;

                           (g) FAILURE TO REFINANCE THE IMPROVEMENT LOAN.
Tenant's failure to refinance, or repay, the Improvement Loan prior to the Extension Term;

                           (h) DEFAULT UNDER OTHER CREDIT FACILITY. Tenant's
suffering or permitting any of the following defaults: (i) A payment default (after applicable notice and cure periods) under any credit facility of Tenant which equals or exceeds Twenty Million Dollars ($20,000,000); (ii) An Event of Major Default (after applicable notice and cure periods) under that certain lease agreement by and between SGA Development Partnership, Ltd., a Texas limited partnership, and Tenant, for premises located in San Jose, California, dated February 25, 1993, as amended; (iii) An Event of Major Default (after applicable notice and cure periods) under that certain lease agreement by and between Sumitomo Bank Leasing and Finance, Inc., a Delaware corporation ("SBLF"), and Tenant, for premises located in San Jose, California, dated May 20, 1993, as

                                       46.

amended; (iv) An Event of Major Default (after applicable notice and cure periods) under that certain lease agreement by and between SBLF and Tenant for premises located in Raleigh, North Carolina, dated July 11, 1994, as amended; or
(v) An Event of Major Default (after applicable notice and cure periods) under that certain lease agreement by and between SBLF and Tenant for premises located in Raleigh, North Carolina, dated August 12, 1994; or (vi) An Event of Major Default (after applicable notice and cure periods) under any of the Building Leases;

                           (i) TANGIBLE NET WORTH. Tenant's Tangible Net Worth
shall fall below Seven Hundred Fifty Million Dollars ($750,000,000.00);

                           (j) FRAUD/INTENTIONAL MISREPRESENTATION. Fraud or
intentional misrepresentation by Tenant in connection with the representations and warranties set forth in Section 21.22 hereof; or

                           (k) DEFAULT UNDER LAND LEASE. An Event of Major
Default under the Land Lease.

                  17.3 CONTEST BY TENANT. If upon the filing of any involuntary petition of the type described in Section 17.2(e) or upon the appointment of a receiver, other than a receiver appointed in any voluntary proceeding referred to in Section 17.2(e), or the taking of possession of all or a substantial portion of the Premises by any department of the city, county, state or federal government, or any officer thereof duly authorized, by reason of the alleged insolvency of Tenant without the consent or over the objection of Tenant, should Tenant desire to contest the same in good faith, Tenant shall, within ninety
(90) days after the filing of the petition or after the appointment or taking of possession, give Notice to Landlord that Tenant proposes to make the contest, and the same shall not constitute an Event of Major Default so long as Tenant shall prosecute the proceedings with due diligence and no part of the Premises shall be exposed to sale by reason of the continuance of the contest.

                  17.4 REMEDIES. Landlord shall have the remedies specified below, the parties hereby acknowledging that the remedies described in Section 17.4(b) may be exercised by Landlord only upon the occurrence of an Event of Major Default. Tenant shall at all times have the right to exercise and carry out the terms of the Purchase Option in Section 19.1, notwithstanding the occurrence or existence of any Default or Event of Major Default under this Lease, and Landlord shall have the obligation to comply with Landlord's obligations under Section 19.1 notwithstanding any Default or Event of Major Default.

                           (a) CONTINUE LEASE. In connection with a Default
or an Event of Major Default, Landlord shall have the right to enforce, by suit or otherwise, all other covenants and conditions hereof to be performed or complied with by Tenant and to exercise

                                       47.

all other remedies permitted by Section 1951.4 of the California Civil Code, or any amendments thereof or any successor laws which replace such Section 1951.4. Landlord has the remedy described in California Civil Code Section 1951.4 (Landlord may continue the Lease in effect after Tenant's breach and abandonment and recover Base Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitation). Upon application by Landlord, a receiver may be appointed to take possession of the Premises and exercise all rights granted to Landlord as set forth in this Section 17.4(a); and

                           (b) TERMINATE LEASE. In connection with an Event
of Major Default (but not a Default), Landlord shall have the right to terminate this Lease, by giving Tenant Notice thereof, at any time after the occurrence of such Event of Major Default and whether or not Landlord has also exercised any right under Section 17.4(a). In such event, Tenant shall, within thirty (30) days after receipt of Notice from Landlord, purchase the Premises pursuant to
Section 19.2. Landlord shall also have its other remedies at law (including its rights under the Landlord Deed of Trust), provided, however, that Tenant's right to purchase the Improvements pursuant to Section 19.1 shall survive any termination of this Lease up through the date of foreclosure sale under the Lenders Deed of Trust, the Landlord Deed of Trust or any deed of trust securing an Authorized Loan.

                  17.5 NO WAIVER. No failure by Landlord or Tenant to insist upon the strict performance of any term, covenant or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof and no acceptance of full or partial Rent during the continuance of any breach shall constitute a waiver of any such breach or of the term, covenant, or condition. No term, covenant or condition of this Lease to be performed or complied with by Tenant or Landlord, and no breach thereof, shall be waived, terminated, altered or modified except by a written instrument executed by Landlord and Tenant. No waiver of any breach shall affect or alter this Lease, but each and every term, covenant, and condition of this Lease shall continue in full force and effect with respect to any other then existing subsequent breach thereof.

                  17.6 EFFECT OF ASSIGNMENT. Notwithstanding an Entity's prior assignment or transfer of its interest as Tenant under this Lease, so long as Landlord has been given Notice of such assignment pursuant to Sections 14.1(b) and 21.3, Landlord shall give such Entity copies of all Notices required by this
Article 17 in connection with any Default or Event of Major Default, and such Entity shall have the period granted hereunder to Tenant to cure such Default or Event of Major Default, unless such Entity shall have been released from all obligations arising under this Lease. Landlord may not assert any rights against such Entity in the absence of such Notice and opportunity to cure, so long as Landlord has been given Notice of such assignment pursuant to Sections 14.1(b) and 21.3.

                                       48.

                  17.7 LANDLORD CURE RIGHT. If Tenant fails to perform any covenant or agreement to be performed by Tenant under this Lease, and if the failure or default continues for thirty (30) days after Notice to Tenant and to any Mortgagee who has requested in writing notice thereof from Landlord (except for emergencies and except for payment of any lien or encumbrance threatening the imminent sale of the Premises or any portion thereof, in which case payment or cure may be made as soon as necessary to minimize the damage to person or property caused by such emergency or to prevent any such sale), Landlord may, but shall have no obligation to, pay the same and cure such default on behalf of and at the expense of Tenant and do all reasonably necessary work and make all reasonably necessary payments in connection therewith including, but not limited to, the payment of reasonable attorneys' fees and disbursements incurred by Landlord. Notwithstanding the foregoing, Landlord shall have no right to cure any such failure to perform by Tenant so long as Tenant both: (1) is diligently and in good faith attempting to cure such matter; and (2) has the financial ability to so comply, unless Tenant has failed to substantially cure such matter within ninety (90) days after Tenant's receipt of Notice thereof from Landlord, in which case Landlord may commence in a reasonable and customary manner and in good faith to attempt to cure such matter (except that Landlord shall not have a right to attempt to cure matters addressed in Section 8.1(b) unless specifically authorized to do so pursuant to Section 8.1(b)). Notwithstanding anything to the contrary in this Lease, in no event shall Landlord have a right to cure any matters relating to the Improvements unless Landlord reasonably believes that the failure to cure such matter could lead to criminal prosecution against Landlord (except as specifically permitted in Section 8.1(b)). Upon demand, Tenant shall reimburse Landlord for the reasonable amount so paid, together with interest at the Default Rate from the date incurred until the date repaid. Tenant shall defend, indemnify, and hold Landlord harmless from and against any and all losses, costs, expenses, liabilities, claims, causes of action and damages of all kinds that may result to Landlord, including reasonable attorneys' fees and disbursements incurred by Landlord, arising because of any failure by Tenant to perform any of its obligations under this Lease. Tenant's duty to indemnify Landlord under this Section 17.7 shall survive the expiration or earlier termination of this Lease.

                  17.8 LANDLORD'S DEFAULT.

                           (a) LANDLORD'S FAILURE TO PERFORM. If Landlord
fails to perform any covenant or agreement to be performed by Landlord under
Article 11, Section 13.1, Section 15.4, Article 20, or Section 21.10 of this Lease (including, but not limited to, Landlord's failure to keep the Premises free of any and all liens created by or through Landlord except as approved by Tenant in writing), and if the failure or default continues for thirty (30) days after Notice to Landlord and to any holder of an Authorized Loan who has requested in writing notice thereof from Tenant (except for emergencies, a default under Section 20.5 or payment of

                                       49.

any lien or encumbrance threatening the imminent sale of the Premises or any portion thereof, in which case payment or cure may be made as soon as necessary to minimize the damage to person or property caused by such emergency, to prevent foreclosure on the Collateral or to prevent any such sale), Tenant may, but shall have no obligation to, pay the same and cure such default on behalf of and, so long as such failure to perform arises due to Landlord's gross negligence, willful misconduct, or willful breach of this Lease, at the expense of Landlord and do all reasonably necessary work and make all reasonably necessary payments in connection therewith including, but not limited to, the payment of reasonable attorneys' fees and disbursements incurred by Tenant. Notwithstanding the foregoing, Tenant shall have no right to cure any such failure to perform by Landlord so long as Landlord both: (1) is diligently and in good faith attempting to cure such matter; and (2) has the financial ability to so comply. To the extent that Landlord's failure to perform arises due to its gross negligence, willful misconduct or willful breach of this Lease, upon demand, Landlord shall reimburse Tenant for the reasonable amount so paid, together with interest at the Default Rate from the date incurred until the date repaid. To the extent that Landlord's failure to perform arises due to its gross negligence, willful misconduct or willful breach of this Lease, Landlord shall defend, protect, indemnify, and hold Tenant harmless from and against any and all losses, costs, expenses, liabilities, claims, causes of action and damages of all kinds that may result to Tenant, including reasonable attorneys' fees and disbursements incurred by Tenant, arising because of any failure by Landlord to perform any of its obligations under Article 11, Section 13.1, Section 15.4,
Article 20 or Section 21.10 of this Lease. Landlord's duty to indemnify Tenant under this Section 17.8 shall survive the expiration or earlier termination of this Lease.

                           (b) DEFAULT UNDER CERTAIN PROVISIONS. In addition
to Tenant's rights set forth in Section (a) above, in the event of a default by Landlord under Section 20.5, Tenant shall have the right to cure such default on behalf of and at Landlord's expense, without prior notice to Landlord. In addition, in the event of any default by Landlord under Section 20.3, 20.4 or 20.5, Tenant shall have the right to exercise its Purchase Option pursuant to
Section 19.1 hereof.

                                   ARTICLE 18
                                 QUIET ENJOYMENT

                  Landlord covenants to secure to Tenant the quiet possession of the Premises for the full Term against all persons claiming the same, subject to Landlord's rights and remedies under Section 17 upon a Default or an Event of Major Default by Tenant. The existence of any Permitted Exceptions shall not be deemed to constitute a breach of Landlord's obligations hereunder. Tenant shall, immediately upon demand, reimburse Landlord for all reasonable costs, expenses and damages incurred or paid by Landlord

                                       50.

in the performance of Landlord's obligations under this Article 18 (except for any costs, expenses or damages arising from Landlord's willful breach of this Lease).

                                   ARTICLE 19
                           TENANT'S OPTION TO PURCHASE

                  19.1 OPTION TO PURCHASE PREMISES.

                           (a) PURCHASE OPTION. Tenant shall have the option
("Purchase Option") to purchase all or part of the Premises at any time during the Term; provided that Tenant shall be entitled to purchase less than all of the Premises only if the portion being purchased is released from any existing Fee Mortgage and if the portion of the Premises not purchased shall constitute one or more Buildings or phases after closing of the purchase and shall be viable as a separate Building or phase as determined in Landlord's sole discretion. The purchase price ("Purchase Price") for the Building or phase which Tenant elects to purchase shall be (i) the then-existing Funded Amount for the Building or phase which Tenant elects to purchase, as the same may be reduced from time to time, plus (ii) the amount of any prepayment premium and all other fees, costs, expenses and any accrued but unpaid interest or rent due to any holder of an Authorized Loan in connection with such loan (to the extent not already paid pursuant to Section 21.21 (including late charges arising from Tenant's late payment of Base Rent hereunder and the annual servicing fee attributable to this Lease) hereof). Tenant shall be entitled to a credit against the Purchase Price in an amount equal to the sum of (i) the principal balance(s) of any Fee Mortgage existing immediately prior to the closing under this Purchase Option if such Fee Mortgage is not fully repaid and all documents reflecting the same are not cancelled and removed from the public records on or prior to the closing under this Purchase Option, plus (ii) the amount of the Security Deposit (or, in the event of a purchase of a portion of the Premises, a pro rata portion of the Security Deposit), and, upon closing under this Purchase Option, Landlord shall be released from Landlord's obligation to return the Security Deposit set forth in Section 5.7 hereof. If Tenant purchases less than all of the then-existing Premises, then the credit pursuant to the preceding sentence shall be calculated on a pro rata basis, based upon the ratio of the area of the Premises being purchased compared to the area of the then-existing Premises. In lieu of payment of the Purchase Price, Tenant shall have the right
(1) to assume the Improvements Loan or any other Authorized Loan or (2) to cause Landlord to assign the Authorized Loan and this Lease (including the existing Security Deposit) to a third party acceptable to the holder of such Authorized Loan (which third party shall expressly assume such obligations in writing), provided that Landlord is released from all obligations under the Authorized Loan and Landlord is paid an amount equal to the Equity Contribution. Landlord shall execute any and all documents necessary to effect such assumption and assignment upon Tenant's request, provided that Tenant shall

                                       51.

reimburse Landlord for all reasonable costs and expenses related thereto.

                           (b) PURCHASE OPTION EXERCISE NOTICE. If Tenant
desires to exercise the Purchase Option, Tenant shall deliver to Landlord a written notice ("Purchase Option Exercise Notice") of Tenant's election; provided, however, that in the event of an assignment by Landlord for the benefit of creditors generally, the filing of a voluntary or involuntary bankruptcy petition by or against Landlord or the appointment of a receiver, liquidator or trustee for all or a substantial portion of the Premises by reason of Landlord's insolvency or alleged insolvency, the Purchase Option shall be deemed exercised with respect to the entire Premises as of the calendar day immediately preceding such assignment, filing or appointment.

                           (c) TRANSFER. If Tenant exercises the Purchase
Option, the purchase and sale of the Premises shall be consummated as follows. In the event of a purchase of a portion of the Premises, the term "Premises" as used in this Section 19.1(c) shall be deemed to mean that portion of the Premises then to be purchased pursuant to the Purchase Option.

                                    (i) Landlord shall grant and convey the
Premises to Tenant, its authorized agent or assignee, pursuant to a duly executed and acknowledged grant deed ("Grant Deed"), free and clear of all title defects, liens, encumbrances, deeds of trust, mortgages, rights-of-way and restrictive covenants or conditions, except for the Permitted Exceptions;

                                    (ii) The Purchase Price shall be paid upon
delivery of the Grant Deed and any other documents reasonably requested by Tenant to evidence the transfer of the Premises or to release all liens of Landlord, including without limitation, any and all reconveyances of mortgages or other recorded documents as requested by Tenant ("Additional Documents"). In the event that Tenant elects to assign the Purchase Option pursuant to Section 19.1(d) below, and Tenant's assignee pays an amount less than the Purchase Price for the Premises, Tenant shall pay to Landlord any excess of the Purchase Price over the amount paid by such assignee. Landlord shall deliver the Grant Deed and the Additional Documents to Tenant on the date for closing specified by Tenant in the Purchase Option Exercise Notice (which date shall be no sooner than ten
(10) days after the date of the Purchase Option Exercise Notice and no later than the last day of the Term, as the same may be extended). The closing shall take place at the location and in the manner reasonably set forth by Tenant in the Purchase Option Exercise Notice;

                                    (iii) If Landlord shall fail to cause title
to be in the condition required in Section 19.1(c)(i) above within the time herein prescribed for the delivery of the Grant Deed, then Tenant shall have the right, in addition to all other rights provided by law, by a written notice to
Landlord: (1) to extend

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



the time in which Landlord shall clear title and deliver the Grant Deed and Additional Documents, during which extension this Lease shall remain in full force and effect, except Tenant shall be released from its obligation to pay Base Rent during the extension; (2) to accept delivery of the Grant Deed and Additional Documents subject to such title defects, liens, encumbrances, deeds of trust, mortgages, rights-of-way and restrictive covenants or conditions specified and set forth in the Grant Deed and not cleared by Landlord (but without waiving any rights or remedies available to Tenant on account of such title exceptions); (3) to rescind, by notice to Landlord and without any penalty or liability therefor, any and all obligations Tenant may have under and by virtue of the Purchase Option or the exercise thereof, whereupon this Lease shall remain in full force and effect; (4) if the title exception is curable by the payment of money, Tenant may make such payment and such payment shall be a credit against the Purchase Price in favor of Tenant.

                                    (iv) Refusal of a title company to issue a
standard form of owner's title insurance policy insuring title to the Premises in the condition specified in subparagraph (c)(i) shall be sufficient evidence of Landlord's failure to convey clear title and shall entitle Tenant to exercise any of the rights specified in subparagraph (c)(iii).

                                    (v) Base Rent shall be prorated and paid and
all unpaid Additional Rent shall be paid as of the date title to the Premises is vested of record in Tenant. Tenant shall pay the escrow fees; the recorder's fee for recording the Grant Deed; the premium for the title insurance policy; all documentary transfer taxes; Tenant's attorneys' fees; Landlord's reasonable attorneys' fees; all other costs and expenses incurred by Tenant in consummating the transfer of the Premises; and all reasonable expenses (except as specified in the next sentence) incurred by Landlord in consummating the transfer of the Premises pursuant to this Section 19.1. Landlord shall pay the costs and expenses of clearing title as required by Section 19.1(c)(i). In the event of a purchase by Tenant under this Article 19, Landlord shall have no obligation to return the Security Deposit to Tenant to the extent the Security Deposit has been credited against the purchase price to be paid by Tenant pursuant to
Section 19.1(a).

                           (d) ASSIGNMENT. Tenant shall have the right on
one or more occasions, without Landlord's consent, to assign this purchase option, in whole or in part, to any Entity at any time, whether or not Tenant also assigns its interest in the Lease. Tenant shall give prior written notice to Landlord of any such assignment.

                  19.2 MANDATORY PURCHASE/SALE OF PREMISES. Notwithstanding anything to the contrary herein, upon either: (1) the occurrence of an Event of Major Default or the expiration of the Term of this Lease or upon the occurrence of any other event terminating this Lease; or (2) the occurrence of any event which

                                       53.

causes the Funded Amount to be reduced to zero (0); or (3) Tenant's exercise of the Purchase Option pursuant to Section 19.1 or 19.2 of the Land Lease, within thirty (30) days after Tenant's receipt of written Notice of the foregoing and of Tenant's purchase obligation under this Section 19.2 (except in the case of a purchase obligation arising on account of the expiration of the Term of this Lease or exercise of the Purchase Option under the Land Lease; in either such case no prior Notice shall be required, but Tenant shall have twenty (20) days after expiration of the Term or exercise of the Purchase Option under the Land Lease to conclude the purchase), Tenant shall purchase or cause another Entity to purchase, and Landlord shall sell, the Premises in the same manner as if Tenant had exercised the Purchase Option on such date. The Purchase Price shall be the same as if Tenant had exercised the Purchase Option, without regard to the physical state or condition of the Premises or any Improvements (but Tenant shall have the rights set forth in Section 19.1, including without limitation, the terms of Sections 19.1(c)(iii) and (iv)). In the event Tenant fails to purchase (or to cause another Entity to purchase) the Premises pursuant to its obligation under this Section 19.2, and if Landlord does not foreclose under the Landlord Deed of Trust, Landlord (to the extent required under Section 21.19) shall use commercially reasonable efforts to sell the Premises to an unrelated third party, and, as applicable, (i) Tenant shall be obligated to pay to Landlord, immediately upon demand, any shortfall between the Purchase Price and the amount realized by Landlord in connection with such sale, or (ii) Landlord shall be obligated to pay to Tenant, immediately upon demand, any excess of the amount realized by Landlord in connection with such sale over the Purchase Price. For purposes of the preceding sentence, the amount realized by Landlord upon a sale of the Premises shall be net of Landlord's reasonable sale expenses and other expenses incurred by Landlord but required to be paid by Tenant pursuant to Section 19.1(c)(v). Landlord's obligation to pay such excess to Tenant shall survive any termination of this Lease. Landlord and Tenant agree that any and all cash proceeds payable at any foreclosure sale under the Landlord Deed of Trust shall, after payment of all obligations secured by the Landlord Deed of Trust, be paid to Tenant or to any other person claiming through Tenant entitled thereto by applicable law. The aggregate of the obligations under an Authorized Loan and the obligations secured by the Landlord Deed of Trust shall not exceed the Purchase Price. Notwithstanding anything to the contrary in this Lease, in the event of default, breach or violation by Tenant of any of Tenant's obligations under this Section 19.2, Tenant shall have no liability to Landlord or any other party in excess of an amount equal to the then-existing Guaranteed Residual Value, less a credit equal to the sum of (a) any of the Collateral (including the pledged Security Deposit) which Lenders or any other holder of an Authorized Loan has used, applied, or otherwise come into possession of, plus (b) any of the Security Deposit retained by Landlord, and Landlord shall have no recourse, claim or counterclaim whatsoever against Tenant in excess of such amount on account of such default, breach or violation. If the Guaranteed Residual Value has not previously

                                       54.

been determined as of the date Tenant's liability under this Section 19.2 has been established, then the Guaranteed Residual Value shall be determined as of the date Tenant's liability hereunder is established.

                  19.3 SURVIVAL. The obligations of Landlord and Tenant under this Article 19 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 20
                        ADDITIONAL COVENANTS OF LANDLORD

                  20.1 TITLE AND SUBDIVISION. In the event Tenant so requests in writing (and so long as either Tenant agrees to indemnify Landlord from any liabilities or obligations in connection therewith, or Landlord does not incur any liabilities or obligations in connection therewith), Landlord shall execute all documents, instruments and agreements reasonably requested by Tenant in order to accomplish any of the following in the manner reasonably requested by Tenant and within the time parameters reasonably requested by Tenant: (1) remove exceptions to title to or affecting the Premises; (2) create exceptions to title (including, without limitation, easements and rights of way) to or affecting the Premises (but not including any Mortgage); (3) modify any then-existing exception to title; or (4) subdivide the Land into two or more separate parcels. Tenant shall promptly reimburse Landlord for, or at Landlord's request, pay directly in advance, all reasonable costs, expenses and other amounts incurred or required to be expended by Landlord in order to comply with Tenant's requests made in accordance with the preceding sentence, and the failure of Tenant to reimburse or pay any such amounts shall result in the suspension of Landlord's obligations under such sentence with respect to that particular request until the amounts required to be paid by Tenant under this sentence have been paid. Landlord acknowledges that it is critical to Tenant's ability to construct improvements on the Premises to have the ability and flexibility to accomplish the foregoing, and that the parties therefore agree that Landlord shall not be entitled to withhold Landlord's consent to any of the foregoing requests by Tenant, except as set forth in the preceding sentence.

                  20.2 LAND USE. Except where requested by Tenant pursuant to this Section 20.2, Landlord shall not cause or give its written consent to any land use or zoning change affecting the Premises or any changes of street grade. In the event Tenant so requests in writing (and so long as either Tenant agrees to indemnify Landlord from any liabilities or obligations in connection therewith, or Landlord does not incur any liabilities or obligations in connection therewith), Landlord shall execute all documents, instruments and agreements reasonably requested by Tenant in order to accomplish any of the following in the manner reasonably requested by Tenant and within the time parameters reasonably requested by Tenant: (1) cause a change in any land use


                                       55.

restriction or law affecting the Premises; (2) cause a change in the zoning affecting the Premises; or (3) cause a change in the street grade with respect to any street in the vicinity of the Premises. Tenant shall promptly reimburse Landlord for, or at Landlord's request, pay directly in advance, all reasonable costs, expenses and other amounts incurred or required to be expended by Landlord in order to comply with Tenant's requests made in accordance with the preceding sentence, and the failure of Tenant to reimburse or pay any such amounts shall result in the suspension of Landlord's obligations under such sentence with respect to that particular request until the amounts required to be paid by Tenant under this sentence have been paid. Landlord acknowledges that it is critical to Tenant's ability to construct improvements on the Premises to have the ability and flexibility to accomplish the foregoing, and that the parties therefore agree that Landlord shall not be entitled to withhold Landlord's request to any of the foregoing requests by Tenant.

                  20.3 TRANSFER OF PROPERTY INTERESTS. Except as requested by Tenant pursuant to Section 11.7 or 20.1, Landlord shall not transfer to any third party any rights inuring to or benefits associated with the Premises (including, without limitation, zoning rights, development rights, air space rights, mineral, oil, gas or water rights). Nothing in this Section 20.3 shall limit Landlord's rights pursuant to Section 13.2; provided that any purchaser of Landlord's interest in the Premises shall be bound by the terms of this Lease, including without limitation, the terms of this Section 20.3.

                  20.4 TRUST EQUITY; NO OTHER ASSET. Landlord covenants and agrees that during the Term of the Lease, Landlord shall maintain a residual equity capital investment of at least three percent (3%) of total assets of Landlord, including assets acquired by this equity investment. In addition, Landlord shall not, without the prior written consent of Tenant, which consent may be withheld at Tenant's sole discretion, acquire any significant assets other than (i) the Land, (ii) the Premises and (iii) the land and any Improvements thereon, which Improvements are subject to certain leases between Landlord and Tenant executed concurrently herewith, and which land is described on Exhibit L attached hereto.

                  20.5 DEFAULT UNDER AUTHORIZED LOAN. Landlord shall not, without Tenant's express prior written consent, default under any Authorized Loan, or any loan documents relating to such Authorized Loan, where such default does not arise from an Event of Major Default by Tenant under this Lease. Any such default shall constitute a material default under this Lease, subject to the limitations on liability of Section 17.8 hereof.


                                       56.
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                                   ARTICLE 21
                                  MISCELLANEOUS

                  21.1 RELATIONSHIP. Neither this Lease nor any agreements or transactions contemplated hereby shall in any respect be interpreted, deemed or construed as constituting Landlord and Tenant as partners or joint venturers, one with the other, or as creating any partnership, joint venture, association or, except as set forth in Section 21.2 below, any other relationship other than that of landlord and tenant; and, except as set forth in Section 21.2 below, both Landlord and Tenant agree not to make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving either Landlord or Tenant or the subject matter of this Lease.

                  21.2 FORM OF TRANSACTION; CERTAIN TAX MATTERS.

                           (a) Landlord and Tenant hereby agree and declare
that the transactions contemplated by this Lease are intended to constitute, both as to matters of form and substance:

                                    (i) an operating lease for financial
accounting and securities regulatory purposes, and

                                    (ii) a financing arrangement (and not a
"true lease") for Federal, state and local income taxes, property tax valuation or other tax purposes.

Accordingly, and notwithstanding any other provision of this Lease to the contrary, Landlord and Tenant agree and declare that (A) the transactions contemplated hereby are intended to have a dual, rather than single, form and
(B) all references in this Lease to the "Lease" of the Premises which fail to reference such dual form do so as a matter of convenience only and do not reflect the intent of Landlord and Tenant as to the true form of such arrangements.

                           (b) Landlord and Tenant agree that, in accordance
with their intentions and the substance of the transactions contemplated hereby, Tenant (and not Landlord) shall be treated as the owner of the Premises for Federal, state, and local income tax and property tax valuation purposes and this Lease shall be treated as a financing arrangement. Tenant shall be entitled to take any deduction, credit allowance or other reporting, filing or other tax position consistent with such characterizations. Landlord shall not file any Federal, state or local income or property tax returns, reports or other statements in a manner which is inconsistent with the foregoing provisions of this Section 21.2.

                           (c) Each party acknowledges that it has retained
accounting, tax and legal advisors to assist it in structuring this Lease and neither party is relying on any representations of the other regarding the proper treatment of this transaction for accounting, income tax, property tax or any other purpose.

                                       57.

                  21.3 NOTICES. Each Notice shall be in writing and shall be sent by personal delivery, overnight courier (charges prepaid or billed to the sender) or by the deposit of such with the United States Postal Service, or any official successor thereto, designated as registered or certified mail, return receipt requested, bearing adequate postage and in each case addressed as provided in the Basic Lease Provisions. Each Notice shall be effective upon being personally delivered or actually received. The time period in which a response to any such Notice must be given or any action taken with respect thereto shall commence to run from the date of personal delivery or receipt of the Notice by the addressee thereof, as reflected on the return receipt of the Notice. Rejection or other refusal to accept shall be deemed to be receipt of the Notice sent. By giving to the other party at least thirty (30) days' prior Notice thereof, either party to this Lease (as well as any Mortgagee) shall have the right from time to time during the Term of this Lease to change the address(es) thereof and to specify as the address(es) thereof any other address(es) within the continental United States of America.

                  21.4 SEVERABILITY OF PROVISIONS. If any term, covenant or condition of this Lease, or the application thereof to any Entity or circumstance, shall be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to Entities or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby.

                  21.5 ENTIRE AGREEMENT; AMENDMENT. This Lease constitutes the entire agreement of Landlord and Tenant with respect to the subject matter hereof. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                  21.6 APPROVALS AND CONSENTS. Except as expressly provided in this Lease, whenever any provision of this Lease requires an approval or consent to be given by one of the parties hereto, the approval or consent shall not be unreasonably withheld or delayed. Whenever this Lease grants either party the right to take action, exercise discretion, establish rules and regulations, or make an allocation or other determination, except as otherwise provided, such party shall act reasonably and in good faith and take no action which might result in the frustration of the other party's reasonable expectations concerning the benefits to be enjoyed under this Lease. If either party withholds its consent or approval, unless by the express terms of this Lease such consent or approval may be withheld in such party's sole discretion, such party shall, upon request, promptly deliver to the other party a written statement specifying in detail the reason or reasons why such consent or approval was withheld or refused. If neither approval nor rejection is given by Landlord within the time specified in Article 11 as to any particular approval requested by

                                       58.
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Tenant under Article 11 (or, if no such time is specified, then within thirty
(30) days after request for approval is given by a Notice), then the approval thus specifically requested in writing by Tenant shall be conclusively and irrevocably deemed to have been given by Landlord.

                  21.7 TERMINOLOGY. All personal pronouns used in this Lease shall include all other genders. The singular shall include the plural and the plural shall include the singular. Titles of Articles, Sections and Subsections in this Lease are for convenience only and neither limit nor amplify the provisions of this Lease, and all references in this Lease to Articles, Sections or Subsections shall refer to the corresponding Article, Section or Subsection of this Lease unless specific reference is made to the articles, sections or other subdivisions of another document or instrument. The word "days" as used herein shall mean business days (i.e., excluding holidays when banks in the State of California or New York are generally closed for business and weekends) unless otherwise expressly stated.

                  21.8 MEMORANDUM OF LEASE. Neither party shall record this Lease. However, concurrently with the execution of this Lease, Landlord and Tenant have executed a Memorandum of Lease in the form attached hereto as Exhibit E and by this reference made a part hereof, which Memorandum of Lease shall be promptly recorded in the Official Records.

                  21.9 SUCCESSORS AND ASSIGNS. Subject to Articles 13 and 14, this Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective heirs, executors, legal representatives, successors and assigns. Whenever in this Lease a reference to any Entity is made, such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of such Entity.

                  21.10 COMMISSIONS. Landlord and Tenant each represent and warrant that neither has dealt with any broker in connection with this transaction and that no real estate broker, salesperson or finder has the right to claim a real estate brokerage, salesperson's commission or finder's fee by reason of contact between the parties brought about by such broker, salesperson or finder. Each party shall hold and save the other harmless of and from any and all loss, cost, damage, injury or expense arising out of or in any way related to claims for real estate broker's or salesperson's commissions or fees based upon allegations made by the claimant that it is entitled to such a fee from the indemnified party arising out of contact with the indemnifying party or alleged introductions of the indemnifying party to the indemnified party. In addition to the foregoing, Tenant shall hold and save Landlord harmless of and from any and all loss, cost, damages, injury or expense arising out of or in any way related to claims for real estate broker's or salesperson's commissions relating to Landlord's acquisition of the Premises or fees by The Staubach Company in connection with this Lease.

                                       59.
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                  21.11 ATTORNEYS' FEES. In the event any action is brought by
Landlord or Tenant against the other to enforce or for the breach of any of the terms, covenants or conditions contained in this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees to be fixed by the court, together with costs of suit therein incurred. Tenant shall pay the reasonable attorneys' fees incurred by Landlord for the review and negotiation of this Lease and the Improvements Loan documents.

                  21.12 GOVERNING LAW. This Lease and the obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of California.

                  21.13 COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

                  21.14 TIME IS OF THE ESSENCE. Time is of the essence of this Lease, and of each provision hereof.

                  21.15 NO THIRD PARTY BENEFICIARIES. This Lease is entered into by Landlord and Tenant for the sole benefit of Landlord and Tenant. There are no third party beneficiaries to this Lease.

                  21.16 LIMITATIONS ON RECOURSE. The obligations of Tenant and Landlord under this Lease shall be without recourse to any partner, officer, trustee, beneficiary, shareholder, director or employee of Tenant or Landlord. There shall be no limitation on Landlord's liability with respect to any willful misconduct, bad faith breach of this Lease, or gross negligence by Landlord ("Identified Matters"). Except for any Identified Matter, Landlord's liability to Tenant for any default by Landlord under this Lease: (1) shall be limited to the greater of the Equity Funded Amount less any repayment to Tenant of the Security Deposit or Landlord's interest in the Premises; and (2) shall extend to any actual damages of Tenant, but shall not extend to any foreseeable and unforeseeable consequential damages.

                  21.17 ESTOPPEL CERTIFICATES. Within thirty (30) days after request therefor by either party, the non-requesting party shall deliver, in recordable form, a certificate to any proposed mortgagee, purchaser, sublessee or assignee and to the requesting party, certifying (if such be the case) that this Lease is in full force and effect, the date of Tenant's most recent payment of Rent, that, to the best of its knowledge, the non-requesting party has no defenses or offsets outstanding, or stating those claimed, and any other information reasonably requested. Failure to deliver said statement in time shall be conclusive upon the non-requesting party that: (a) this Lease is in full force and effect, without modification except as may be represented by the requesting party; (b) there are no uncured defaults in the requesting party's


                                       60.
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performance and the non-requesting party has no right of offset, counterclaim or deduction against the non-requesting party's obligations hereunder; (c) no more than one month's Base Rent has been paid in advance; and (d) any other matters reasonably requested in such certificate.

                  21.18 COLLATERAL. The parties acknowledge that Tenant has pledged certain collateral ("Collateral") to Lenders to secure Landlord's obligations under the terms of the Note. If the holder of an Authorized Loan applies any of the Collateral to satisfy an obligation under any Authorized Loan documents, such application shall be deemed to reduce the Senior Funded Amount under this Lease on a dollar-for-dollar basis. Tenant shall have no claims, rights or causes of action against Landlord arising from any application of the Collateral to satisfy an obligation under the Authorized Loan documents.

                  21.19 LANDLORD'S CONTINUING OBLIGATION TO SELL. Except in the case of a foreclosure under the Landlord Deed of Trust, and subject to the rights of any holder of an Authorized Loan, in the event Landlord obtains possession of the Premises pursuant to the terms of this Lease (including, without limitation, upon the expiration or earlier termination of this Lease where Tenant has defaulted in its obligation to purchase the Premises pursuant to Section 19.2), Landlord shall be under a continuing obligation to use its commercially reasonable efforts to sell the Premises to Tenant or to one or more unrelated third parties; provided, however, that Landlord shall not be required to sell or attempt to sell any portion of the Premises (i) in a manner, or under circumstances, that could materially impair Landlord's ability to enforce any of its rights or remedies under this Lease (as determined in Landlord's sole discretion exercised in good faith), (ii) at a time when market conditions render it inadvisable to sell or attempt to sell the Premises (as determined in Landlord's sole discretion exercised in good faith). Nothing contained in this paragraph shall be binding upon any holder of an Authorized Loan acquiring title through foreclosure, to any person acquiring title at any such foreclosure or to their successors in interest. Upon the occurrence of any such sale Landlord shall be obligated to pay to Tenant any excess of the amount realized by Landlord in connection with such sale over the Purchase Price. For purposes of the preceding sentence, the amount realized by Landlord upon a sale of the Premises shall be net of Landlord's reasonable sale expenses and other expenses incurred by Landlord but required to be paid by Tenant pursuant to Section 19.1(c)(v). Landlord's obligation to pay such excess to Tenant shall survive any termination of this Lease. Landlord shall not deliver to any Mortgagee a deed in lieu of foreclosure under any circumstances without Tenant's prior written approval, which may be withheld in Tenant's sole and absolute discretion.


                                       61.
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                  21.20 AS-IS LEASE. Landlord makes no representations or
warranties concerning the condition, suitability or any other matters relating to the Premises, and Tenant hereby acknowledges that Tenant leases the Premises from Landlord on an "as is" basis.

                  21.21 NET LEASE. Except as otherwise provided in this Lease, Tenant agrees that this Lease is an absolute net Lease, and the Base Rent called for hereunder shall be paid as required net of all expenses associated with the Premises, including without limitation, Real Estate Taxes and insurance premiums for the insurance required to be carried hereunder, and all other reasonable and customary costs and expenses incurred by Landlord in connection with the Premises or this Lease, all of which shall be paid or reimbursed by Tenant unless otherwise specifically provided herein. Tenant agrees to reimburse Landlord, within five (5) business days following receipt of any written demand therefor, for all reasonable and customary fees (including the pro rata portion of the $3,000 annual servicing fee payable to SBNYTC attributable to this Lease), late charges, title endorsement and other costs and expenses charged to Landlord by Lenders pursuant to the terms and conditions of the Note.

                  21.22 REPRESENTATIONS AND WARRANTIES. Tenant and Landlord each hereby represents and warrants to the other that: (i) such party is duly organized and existing under the laws of the jurisdiction in which it is formed;
(ii) such party has the full right and authority to enter into this Lease, consummate the sale, transfers and assignments contemplated herein and otherwise perform its obligations under this Lease; (iii) the person or persons signatory to this Lease and any document executed pursuant hereto on behalf of such party have full power and authority to bind such party; and (iv) the execution and delivery of this Lease and the performance of such party's obligations hereunder do not and shall not result in the violation of its organizational documents or any contract or agreement to which such party may be a party.

                  21.23 APPRAISAL PROCEDURE.

                           (a) If this Lease calls for an appraisal under this
Section 21.23 with respect to the Coverage Test, Landlord and Tenant shall have thirty (30) days after either party delivers Notice to the other party of a desire to utilize the appraisal procedure under this Section 21.23 in connection with the Coverage Test in which to agree on whether the Coverage Test is satisfied as of the time required under the relevant provision of this Lease. In determining the Coverage Test, the fair market value of the Land and Improvements ("Fair Market Value") shall be calculated together, taking into consideration the quality, size, design and location of the Land and Improvements, and the value of comparable property in the general locality of the Land, and any other factors which customarily are evaluated in appraising land or buildings. If either party elects to utilize the terms of this Section
21.23 and Landlord and Tenant agree on the Fair Market Value during such


                                       62.

thirty (30) day period, they shall immediately execute a letter agreement reflecting such agreement.

                           (b) If Landlord and Tenant are unable to agree on
the Fair Market Value within such thirty (30) day period, then within ten (10) days after the expiration of the thirty (30) day period, Landlord and Tenant each, at its cost and by giving notice to the other party, shall appoint a competent and disinterested real estate appraiser with at least five (5) years' full-time commercial appraisal experience in the geographical area of the Building to appraise and set the Fair Market Value. If either Landlord or Tenant does not appoint an appraiser within ten 10 days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the Fair Market Value. If two (2) appraisers are appointed by Landlord and Tenant as stated in this Section, they shall meet promptly and attempt to set the Fair Market Value.

                           (c) If the two (2) appraisers are unable to agree
on the Fair Market Value within thirty (30) days after the second appraiser has been appointed, they shall attempt to select a third appraiser meeting the qualifications stated in this Section within ten (10) days after the last day the two (2) appraisers are given to set the Fair Market Value. If they are unable to agree on the third appraiser, either Landlord or Tenant, by giving ten
(10) days' notice to the other party, can apply to the then president of the real estate board of the county in which the Land is located, or to the Presiding Judge of the Superior Court of the county in which the Land is located, for the selection of a third appraiser who meets the qualifications stated in this Section. Landlord and Tenant each shall bear one-half (l/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either Landlord or Tenant. Within thirty
(30) days after the selection of the third appraiser, a majority of the appraisers shall set the Fair Market Value. If a majority of the appraisers is unable to set the Fair Market Value within the stipulated period of time, the third appraiser shall arrange for simultaneous exchange of written appraisals from each of the appraisers and the three (3) appraisals shall be added together and their total divided by three (3); the resulting quotient shall be the Fair Market Value. If, however, the low appraisal and/or the high appraisal are/is more than ten percent (10%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one (1) appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2); the resulting quotient shall be the Fair Market Value. If both the low appraisal and the high appraisal are disregarded as stated in this Section, the middle appraisal shall be the Fair Market Value.

                           (d) After the Fair Market Value has been set, the
appraisers shall immediately notify Landlord and Tenant, and

                                       63.

Landlord and Tenant shall immediately execute a letter agreement reflecting the Fair Market Value.

                  21.24 FINANCIAL REPORTING. Tenant shall provide to Landlord and Lenders: (1) annually, within one hundred twenty (120) days after the end of each of Tenant's fiscal years during the Term, an annual report on Form 10-K for such fiscal years as filed with the Securities and Exchange Commission; (2) quarterly, within forty five (45) days after the end of each of Tenant's fiscal quarters during the Term, quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission; and (3) within thirty (30) days after filing with the Securities and Exchange Commission, any other reports, proxy statements, registration statements or prospectuses filed during the Term with the Securities and Exchange Commission.

                  21.25 APPRAISAL. Prior to Landlord's making the Initial Advance pursuant to Section 11.3 hereof, Landlord shall have received an appraisal conforming to FIRREA guidelines prepared by an appraiser reasonably satisfactory to Landlord indicating that the current fair market value on an as-completed basis of the buildings as designed as of the date of such appraisal which Tenant may desire to have constructed on the Land (based upon a theoretical current build-out on the Land on the basis of the Site Plan attached hereto as Exhibit C) is not less than ninety percent (90%) of the estimated cost of construction of the buildings which Tenant may desire to have constructed on the Land. The appraisal shall be based upon Tenant's current construction budget, specifications and intended use (both parties hereby recognizing that such items are subject to change, and in no event shall Tenant have any obligation to construct any or all of such buildings). Tenant hereby approves Landlord's use of either Cushman & Wakefield or CB Commercial Real Estate Group as the appraiser under this Section 21.25. Landlord hereby acknowledges that the current fair market value on an as-completed basis of the buildings as designed as of the date of such appraisal which Tenant proposes to have constructed on the Land is not less than ninety percent (90%) of the estimated cost of construction of said buildings.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                       64.

                       [SIGNATURE PAGE TO BUILDING LEASE]

                IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the day and year first above written.

                                  "LANDLORD"

                                  SUMITOMO BANK OF NEW YORK TRUST
                                  COMPANY ("SBNYTC"), AS TRUSTEE
                                  UNDER THAT CERTAIN TRUST AGREEMENT
                                  DATED MAY 22, 1995 BETWEEN
                                  SUMITOMO BANK LEASING AND FINANCE,
                                  INC. AND SBNYTC

                                  By:        [JOHN McFADDEN]
                                        ------------------------------
                                  Name:      [JOHN F. McFADDEN]
                                        ------------------------------
                                  Its:       [VICE PRESIDENT AND
                                             TREASURER]
                                        ------------------------------


                [Remainder of This Page Intentionally Left Blank]

                       [SIGNATURE PAGE TO BUILDING LEASE]


                           "TENANT"

                           CISCO SYSTEMS, INC.,
                           A CALIFORNIA CORPORATION

                           By:    [JOHN T. CHAMBERS]
                               ------------------------------------------------
                               Name:   [JOHN T. CHAMBERS]
                                       ----------------------------------------
                                Its:   [PRESIDENT AND CHIEF EXECUTIVE OFFICER]
                                       ----------------------------------------
                           By:   [LARRY R. CARTER]
                               ------------------------------------------------
                               Name:   [LARRY R. CARTER]
                                       ----------------------------------------
                                Its:   [CHIEF FINANCIAL OFFICER]
                                       ----------------------------------------

                                    EXHIBIT A

                            LEGAL DESCRIPTION OF LAND

REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

All of Parcel 2, as shown on that certain Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on July 13, 1983, in Book 514 of Maps page(s) 47 and 48.

APN: 97-53-14

All of Lot 54 as shown upon that certain Map entitled, "Tract No. 7559", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on December 21, 1983 in Book 522 of Maps, at pages 49 and 50.

APN: 97-53-23

                                   EXHIBIT B

                              PERMITTED EXCEPTIONS

            The following exceptions from coverage of Landlord's title insurance which affect "Parcel Two" and "Parcel Three":

    1. PROPERTY TAXES, including any assessments collected with taxes, for the fiscal year 1995-1996, a lien not yet due or payable.

    2. a) Bond for City of San Jose, Reassessment District No. 93-210 1993 Consolidated Refunding
            Bond No.                :  24J
            Assessment No.          :  42V
            Balance of principal    :  $88,186.00
            Balance of interest
            through maturity        :  $16,532.60

            The above Amount excludes $12,279.07 principal, $5,140.46 interest and $277.29 handling charge spread on the 1994-1995 tax roll, which amounts cannot be prepaid.

            Said matter affects Lot 59 of Parcel One.

       b) Bond for City of San Jose, Reassessment District No. 93-210 1993 Consolidated Refunding
            Bond No.                :  24J
            Assessment No.          :  46V
            Balance of principal    :  $100,217.00
            Balance of interest
            through maturity        :  $18,788.10

            The above Amount excludes $13,954.27 principal, $5,841.76 interest and $312.93 handling charge spread on the 1994-1995 tax roll, which amounts cannot be prepaid.

            Said matter affects Lot 58 of Parcel One.

       c) Bond for Reassessment District #93-210 Consolidated Refunding, as follows:
            Bond No.                :  24J
            Assessment No.          :  48V
            Balance of principal    :  $113,800.32
            Balance of interest     :  $21,334.61

            The above Amount to pay in full excludes $15,845.61 principal, $6,633.65 interest and $353.18 handling charge spread on the 1994-1995 tax roll, which amounts cannot be prepaid.

            Said matter affects Parcel Two.

    2.      Continued

       d) Bond for Reassessment District #93-210 Consolidated Refunding, as follows:
            Bond No.                :  24J
            Assessment No.          :  47V
            Balance of principal    :  $123,177.11
            Balance of interest     :  $23,092.52

            The above Amount to pay in full excludes $17,151.24 principal, $7,180.13 interest and $380.97 handling charge spread on the 1994-1995 tax roll, which amounts cannot be prepaid.

            Said matter affects Parcel Three.

       e)   Bond for Reassessment District #93-210 Consolidated Refunding
            Bond No.                :  24J
            Assessment No.          :  8V
            Balance of principal    :  $63,238.68
            Balance of interest
            through maturity        :  $11,855.62

            The above Amount excludes $8,806.39 principal, $3,686.25 interest and $203.36 handling charge spread on the 1994-1995 tax roll, which amounts cannot be prepaid.

            Said matter affects Parcels Four and Five.

       f)   Bond for Reassessment District #93-210 Consolidated Refunding
            Bond No.                :  24J
            Assessment No.          :  1V
            Balance of principal    :  $429.87
            Balance of interest
            through maturity        :  $80.61

            The above Amount excludes $59.86 principal, $25.02 interest and $1.32 handling charge spread on the 1994-1995 tax roll, which amounts cannot be prepaid.

            Said matter affects a portion of Parcel Six.

       g)   Bond for Reassessment District #93-210 Consolidated Refunding
            Bond No.                :  24J
            Assessment No.          :  2V
            Balance of principal    :  $91,559.14
            Balance of interest
            through maturity        :  $17,164.97

            The above Amount excludes $12,748.74 principal, $5,337.09 interest and $280.03 handling charge spread on the 1994- 1995 tax roll, which amounts cannot be prepaid.

            Said matter affects a portion of Parcel Six.

    2.      Continued

       h)   Bond for Reassessment District #93-210 Consolidated Refunding
            Bond No.                :  24J
            Assessment No.          :  9V
            Balance of principal    :  $75,028.33
            Balance of interest
            through maturity        :  $14,065.87

            The above Amount excludes $10,446.98 principal, $4,373.49 interest and $229.47 handling charge spread on the 1994-1995 tax roll, which amounts cannot be prepaid.

            Said matter affects a portion of Parcel Six.

       i)   Bond for Reassessment District #93-210 Consolidated Refunding
            Bond No.                :  24J
            Assessment No.          :  10V
            Balance of principal    :  $360.71
            Balance of interest
            through maturity        :  $67.62

            The above Amount excludes $50.23 principal, $21.03 interest and $1.10 handling charge spread on the 1994-1995 tax roll, which amounts cannot be prepaid.

            Said matter affects a portion of Parcel Six.

    3. THE LIEN of supplemental taxes, if any, assessed as a result of transfer of interest and/or new construction, said supplemented taxes being assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, for which no Notice of Assessment has been issued, as of the date herein.

    4.      EASEMENT for the purposes stated herein and incidents thereto
            Purpose                 :  Right to excavate for, install, replace
                                       (of initial or any other size), maintain
                                       and use for conveying gas such pipe line
                                       or lines as shall from time to time
                                       elect, with necessary values and other
                                       appliances
            Granted to              :  Pacific Gas and Electric Company, a
                                       California corporation
            Recorded                :  July 6, 1944 in Book 1206, page 154,
                                       Official Records
            Affects                 :  as follows:

            By a Relocation Agreement between Oakmead Associates, a California general partnership and Pacific Gas and Electric Company, a California corporation
            Recorded                :  April 5, 1989 in Book K903, page 1344,
                                       Official Records

            the easement was relocated as follows:

            A strip of land of the uniform width of 15 feet extending from the Northerly boundary line of said Lot 5, said Northerly boundary line being the Southerly boundary line of the city street known as Tasman Drive (128 feet wide), said Tasman Drive is shown on said map, Southwesterly to the Westerly boundary line of said Lot 5, said Westerly boundary line being the Easterly boundary line of the street known as Rio Robles (56 feet wide), said street Rio Robles is also shown on said map, and lying 7.5 feet on each side of the line described as follows:

    4.      Continued

            Beginning at a point in the Northerly boundary line of said Lot 5 and running (1) S. 0 degrees 23.5 minutes E. 12.4 feet to a point which bears, S. 66 degrees 35.0 minutes W. 579.2 feet distant from the found 5/8 inch brass pin set in concrete accepted as marking the Southwesterly terminus of a course in the center line of said Tasman Drive, which course as shown on said map has a bearing of, N. 59 degrees 28 minutes 40 seconds E. and a length of 700.88 feet; thence
            (2) S. 29 degrees 04.3 minutes W. 187.8 feet; thence (3) S. 57 degrees 38.6 minutes W. 10.8 feet to a point in the Westerly boundary line of said Lot 5. Said line being a survey traverse made by second party in September, 1983. The bearings used in the foregoing description are based on solar observations made by second party.

            Covenants, conditions and restrictions in the above mentioned instruments.

            Said matter affects Parcel Six.

    5. TERMS and conditions as contained in the Grant Deed executed by Masami Ezaki and Kaoru Ezaki, his wife in favor of the City and County of San Francisco, a municipal corporation recorded December 8, 1950 in Book 2111, page 319, Official Records.

            Said matter affect Parcels Five and Seven and portions of Parcels Four and Six.

    6. THE EFFECT of the Rincon de los Esteros Project Redevelopment Plan and Ordinances Nos. 17306, 19686, 19835, 20677, 20958, 21417, 21496,
            21903, 22660, 22412, 22761, 22761.1 and 22961, 23703, 23732, 23761
            and 23934 of the City of San Jose as recorded and as disclosed by documents recorded July 11, 1975 in Book B502, Page 711; August 6, 1979 in Book E699, Page 245; August 6, 1979 in Book E699, Page 277; December 21, 1979 in Book F37, Page 585; October 8, 1981 in Book G382, Page 605; July 28, 1982 in Book G929, Page 703; September 14, 1983 in Book H892, Page 200; January 10, 1984 in Book I220, Page 271; January 6, 1992 in Book L996, Page 508, all of Official Records, and as disclosed by information provided by the Redevelopment Agency of the City of San Jose.

    7.      EASEMENT for the purposes stated herein and incidents thereto
            Purpose          :  Any and all public service facilities,
                                including, but not limited to, poles, wires,
                                conduits and vaults, storm sewers, sanitary
                                sewers, and gas, water, electrical and
                                communication mains and all appurtenances
                                thereto
            Granted to       :  City of San Jose, a municipal corporation of the
                                State of California
            Recorded         :  September 14, 1981 in Book G330, page 497,
                                Official Records
            Affects          :  That portion of said land as shown upon the map
                                herein referred to, more particularly described as follows:

            All that certain real property situated in the City of San Jose, County of Santa Clara, State of California, being a portion of the parcel of land described and designated as Parcel 1 in the deed to River Oaks Associates #2, dated November 17, 1979, recorded in Book E962 of Official Records, at page 145, Santa Clara County Records, more particularly described as follows:

    7.      Continued

            Beginning at a point in the centerline of North First Street (formerly San Jose-Alviso Road) as said centerline is described in said deed at the most Northerly corner of said parcel; thence along the Northwesterly boundary line of said parcel, S. 59 degrees 28 minutes 40 seconds W. (S. 59 degrees 30 minutes W. per deed), 114.98 feet; thence leaving said line, S. 30 degrees 31 minutes 20 seconds
            E. 34.00 feet to the true point of beginning; thence along a non-tangent curve to the right having a radius of 50.00 feet; whose radius point bears along the continuation of the last described course, S. 30 degrees 31 minutes 20 seconds E. through a central angle of 89 degrees 59 minutes 11 seconds for an arc length of 78.53 feet to a point in a line which is parallel with and 65.00 feet Southwesterly of said centerline; thence along said parallel line,
            S. 30 degrees 32 minutes 09 seconds E. 254.64 feet to a point in the Northwesterly boundary line of the strip of land described in the deed to the City of County of San Francisco, dated October 20, 1950; recorded in Book 2111 of Official Records, at page 319, Santa Clara County Records; thence along said Northwesterly line, S. 65 degrees 09 minutes 27 seconds W. 10.05 feet to a point in a line that is parallel with and 75.00 feet Southwesterly from said centerline; thence along said parallel line, N. 30 degrees 32 minutes 09 seconds
            W. 253.64 feet; thence along a curve to the left, having a radius of
            40.00 feet, through a central angle of 89 degrees 59 minutes 11 seconds for an arc length of 62.82 feet; thence N. 30 degrees 31 minutes 20 seconds W. 10.00 feet to the true point of beginning; the bearing of, S. 30 degrees 32 minutes 09 seconds E. of the monument line of North First Street, as shown on the Parcel Map recorded in Book 460 of Maps, at page 1, Santa Clara County Records, was used as the basis of bearings for this description.

            Said matter affects Parcel Six.

    8.      EASEMENT for the purposes stated herein and incidents thereto
            Purpose                 :  Landscape Easement
            Granted to              :  City of San Jose, a municipal corporation
            Recorded                :  September 14, 1981 in Book G330, page
                                       504, Official Records
            Affects                 :  The Northeasterly 20 feet of Parcel Six.

    9.      LICENSE for the purposes stated herein and incidents thereto
            Purpose                 :  To construct, install, maintain, repair,
                                       renew, replace, operate and use an
                                       interim storm sewer pipe line or lines
                                       and appurtenances of any size of
                                       material, and/or a surface drainage
                                       release
            Granted to              :  City of San Jose, a municipal corporation
                                       of the State of California
            Recorded                :  September 14, 1981 in Book G330, page
                                       511, Official Records
            Affects                 :  that portion of said land as shown upon
                                       the map herein referred to, more
                                       particularly described as follows:

            All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, being a portion of the parcel of land described and designated as Parcel 1 in the deed to River Oaks Associates #2, dated November 17, 1979, recorded in Book E962 of Official Records, at page 145, Santa Clara County Records, more particularly described as follows:

            Beginning at a point in the centerline of North First Street (formerly San Jose-Alviso Road) as said centerline is described in said deed at the most Northerly corner of said parcel; thence along the Northwesterly boundary line of said parcel, S. 59 degrees 29 minutes 40 seconds W. (S. 59 degrees 30 minutes W. per deed), 114.98 feet; thence leaving said boundary line, S. 30 degrees 31 minutes 20 seconds E. 34.00; thence along a non-tangent curve to the right having a radius of 50.00 feet whose radius point bears along the continuation of the last described course, S. 30 degrees 31 minutes 20 seconds E. through a central angle of 17 degrees 26 minutes 39 seconds for an arc length of 15.22 feet to the point of beginning; thence continuing along said curve

    9.      Continued

            to the right having a radius of 50.00 feet, through a central angle of 19 degrees 24 minutes 44 seconds for an arc length 16.94 feet to a point in a line that is parallel with and 85.00 feet Southwesterly of said centerline; thence along said parallel line S. 30 degrees 32 minutes 09 seconds E. 292.64 feet to a point in the Northwesterly boundary line of the strip of land described in the deed to the City and County of San Francisco, dated October 20, 1950, recorded in Book 2111 of Official Records, at page 319, Santa Clara County Records; thence along said Northwesterly boundary line, S. 65 degrees 09 minutes 27 seconds W. (S. 65 degrees 08 minutes 00 seconds W. per deed), 15.07 feet to a point in a line which is parallel with and 100.00 feet Southwesterly of said centerline; thence along said parallel line, N. 30 degrees 32 minutes 09 seconds
            W. 298.84 feet to the true point of beginning.

            Said matter affects Parcel Six.

    10. AN EASEMENT affecting the portion of said land and for the purpose stated herein and incidental purposes, shown or dedicated by the map of Tract 7408 filed in Book 506 of Maps, pages 24, 25 and 26.
            Purpose                 :  Public Service Easement
            Affects                 :  The Southwesterly 10 feet of Parcels One,
                                       Two and Three; the Northwesterly 8 feet
                                       of Parcel Two; the Southwesterly 8 feet
                                       of Parcel Four; the Northeasterly and
                                       Northwesterly 10 feet of Parcel Six; and the Southwesterly 8 feet of Parcel Six.

    11. EASEMENT as shown on the filed map of Tract 7408 filed in Book 506 of Maps, pages 24-26 and incidents thereto
            Purpose                 :  Landscape Easement
            Affects                 :  The Southwesterly 20 feet of Parcel One,
                                       Two and Three; the Northwesterly 18 feet of Parcel Two; the Southwesterly 18 feet of Parcel Four; the Northeasterly and Northwesterly 20 feet of Parcel Six; and the Southwesterly 18 feet of Parcel Six.

    12.     EASEMENT for the purposes stated herein and incidents thereto
            Purpose                 :  Public Service Easement
            Granted to              :  City of San Jose
            Recorded                :  November 19, 1982 in Book H156, page 275,
                                       Official Records
            Affects                 :  The Northwesterly 25 feet of Parcel Four

    13.     EASEMENT for the purposes stated herein and incidents thereto
            Purpose                 :  The installation, maintenance and
                                       operation of all landscaping plant forms,
                                       irrigation systems, retaining walls, and
                                       decorative walkway paving now existing or
                                       hereinafter to be constructed
            Granted to              :  City of San Jose, a municipal corporation
                                       of the State of California
            Recorded                :  May 27, 1983 in Book H590, page 649,
                                       Official Records
            Affects                 :  The Southwesterly 20 feet of Parcel One,
                                       Two and Three; the Northwesterly 18 feet of Parcel Two; the Southwesterly 18 feet of Parcel Four; the Northeasterly and Northwesterly 20 feet of Parcel Six; and the Southwesterly 18 feet of Parcel Six.

    14.     EASEMENT for the purposes stated herein and incidents thereto
            Purpose                 :  The installation, maintenance and
                                       operation of all landscaping plant forms,
                                       irrigation systems, retaining walls, and
                                       decorative walkway paving now existing or
                                       hereinafter to be constructed
            Granted to              :  City of San Jose, a municipal corporation
                                       of the State of California
            Recorded                :  May 27, 1983 in Book H590, page 652,
                                       Official Records
            Affects                 :  The Westerly corner of Parcel Two and the
                                       Northerly and Westerly corner of Parcel
                                       Six

    15.     AGREEMENT on the terms and conditions contained therein,
            For                     :  The installation and maintenance of
                                       landscape improvements
            Between                 :  City of San Jose, a municipal corporation
            And                     :  Oakmead-San Jose, a California general
                                       partnership and Oakmead-San Jose Sign and
                                       Landscape Maintenance Association, a
                                       California non-profit mutual benefit
                                       corporation
            Recorded                :  May 27, 1983 in Book H590, page 662,
                                       Official Records

            Reference is hereby made to the record for further particulars.

    16.     EASEMENT for the purposes stated herein and incidents thereto
            Purpose                 :  The construction, installation, repair
                                       and maintenance of interlocking pavers,
                                       retaining walls and signs, and for
                                       pedestrian and vehicular access as
                                       necessary or desirable thereto, but
                                       subject to the obligation of the
                                       association of the association, its
                                       successors and assigns, to promptly
                                       repair any damage to said improvements
                                       lying within the Sign and Landscape
                                       Easements resulting from the
                                       Association's activities thereon
            Granted to              :  Oakmead-San Jose Sign and Landscape
                                       Maintenance Association, a non-profit
                                       mutual benefit corporation
            Recorded                :  June 3, 1983 in Book H604, page 322,
                                       Official Records
            Affects                 :  The Westerly corner of Parcel Two and the
                                       Northerly and Westerly corner of Parcel
                                       Six

    17. LIMITATIONS, covenants, conditions, restrictions, reservations, exceptions, terms, liens or charges, but deleting restrictions, if any, based on race, color, religion or national origin contained in the document recorded June 3, 1983 in Book H604, page 334, Official Records.

            CONTAINS mortgagee protection clause.

            MODIFICATION thereof recorded January 26, 1984 in Book I257, page 252, Official Records.

            A Notice of Amendment of Design Guidelines
            Executed by             :  Oakmead-San Jose, a California general
                                       partnership
            Recorded                :  June 21, 1984 in Book I649, page 543,
                                       Official Records

            An instrument entitled, "Designation of Approving Agent," whereby Kimball Small Properties, a California corporation was designated approving agent under the CC&R's and Design Guidelines.
            Recorded                :  April 29, 1988 in Book K517, page 940,
                                       Official Records

            MODIFICATION thereof recorded October 18, 1988 in Book K721, page 265, Official Records.

    17.     Continued

            Said Assignment affects Parcel One.

            An instrument entitled, "Assignment and Assumption of Certain Rights under Declaration of Covenants, Conditions and Restrictions for Oakmead-San Jose,"
            Dated                   :  May 1, 1995
            Between                 :  CROCKER PROPERTIES, INC., a California
                                       corporation and IRISH LEASING
                                       CORPORATION, a Texas corporation
            Recorded                :  May 1, 1995 as Instrument No. 12877064,
                                       Official Records

            Said Assignment affects Parcels Two and Three

            An Instrument entitled, "Assignment and Assumption of Certain Rights under Declaration of Covenants, Conditions and Restrictions for Oakmead-San Jose,"
            Dated                   :  May 8, 1995
            Between                 :  AMDAHL CORPORATION, a Delaware
                                       corporation and IRISH LEASING
                                       CORPORATION, a Texas corporation
            Recorded                :  May 8, 1995 as Instrument No. 12882481,
                                       Official Records

            Said Assignment affects Parcels Four, Five and Six

    18. LIMITATIONS, covenants, conditions, restrictions, reservations, exceptions, terms, liens or charges, but deleting restrictions, if any, based on race, color, religion or national origin contained in the document recorded June 3, 1983 in Book H604, page 505, Official Records.

            Said instrument also provides for the levy of assessments, the lien of which are stated to be subordinate to the lien of a First Mortgage of First Deed of Trust made in good faith and for value.

            MODIFICATION thereof recorded January 26, 1984 in Book I257, page 248, Official Records.

            An instrument entitled, "Assignment of Grantor's Rights under Declaration of Covenants, Conditions and Restrictions for Oakmead-San Jose and Removal of Approving Agent,"
            Dated                   :  October 18, 1988
            Between                 :  Oakmead-San Jose, a California general
                                       partnership and Oakmead Associates, a
                                       California general partnership
            Recorded                :  October 18, 1988 in Book K721, page 295,
                                       Official Records

            Said Assignment affects Parcels One, Four, Five and Six

            An instrument entitled, "Assignment of Grantor's Rights under Declaration of Covenants, Conditions and Restrictions for Oakmead-San Jose and Removal of Approving Agent,"
            Dated:                  :  April 20, 1989
            Between                 :  Oakmead Associates, a California general
                                       partnership and Amdahl Corporation, a
                                       Delaware corporation
            Recorded                :  April 20, 1989 in Book K927, page 332,
                                       Official Records

            Said Assignment affects Parcels Four and Five

    18.     Continued

            An instrument entitled, "Assignment of Grantor's Rights under Declaration of Covenants, Conditions and Restrictions for Oakmead-San Jose,"
            Dated                   :  July 12, 1989
            Between                 :  Oakmead Associates, a California general
                                       partnership and Amdahl Corporation, a
                                       Delaware corporation
            Recorded                :  July 12, 1989 in Book L017, page 1927,
                                       Official Records

            Said Assignment affects Parcel Six

            MODIFICATION thereof recorded July 19, 1989 in Book L024, page 587, Official Records

            An instrument entitled "Assignment and Assumption of Certain Rights under Declaration of Covenants, Conditions and Restrictions for Oakmead-San Jose"
            Between                 :  Oakmead-San Jose, a California general
                                       partnership and Crocker Properties, Inc.,
                                       a California corporation
            Recorded                :  August 10, 1989 in Book L052, page 1001
                                       and page 1011, Official Records.

            Said Assignment affects Parcels Two and Three

            An instrument entitled, "Assignment of Grantor's Rights under Declaration of Covenants, Conditions and Restrictions for Oakmead-San Jose,"
            Dated                   :  May 1, 1995
            Between                 :  OAKMEAD ASSOCIATES, a California general
                                       partnership and IRISH LEASING
                                       CORPORATION, a Texas corporation
            Recorded                :  May 1, 1995 as Instrument No. 12877061,
                                       Official Records

            Said Assignment affects Parcel One.

            An instrument entitled, "Assignment and Assumption of Certain Rights under Declaration of Covenants, Conditions and Restrictions for Oakmead-San Jose,"
            Dated                   :  May 1, 1995
            Between                 :  CROCKER PROPERTIES, INC., a California
                                       corporation and IRISH LEASING
                                       CORPORATION, a Texas corporation
            Recorded                :  May 1, 1995 as Instrument No. 12877064,
                                       Official Records

            Said Assignment affects Parcels Two and Three

            An instrument entitled, "Assignment and Assumption of Certain Rights under Declaration of Covenants, Conditions and Restrictions for Oakmead-San Jose,"
            Dated                   :  May 8, 1995
            Between                 :  AMDAHL CORPORATION, a Delaware
                                       corporation and IRISH LEASING
                                       CORPORATION, a Texas corporation
            Recorded                :  May 8, 1995 as Instrument No. 12882481,
                                       Official Records

            Said Assignment affects Parcels Four, Five and Six

    19. EASEMENT as shown on the filed map of Tract 7559 filed in Book 522 of Maps, pages 49 ad 50.
            Purpose                 :  Public Service Easement
            Affects                 :  The Northwesterly 8 Feet and the Westerly
                                       corner of Lot 59 of Parcel One

    20. EASEMENT as shown on the filed map of Tract 7559 filed in Book 522 of Maps, pages 49 and 50.
            Purpose                 :  Landscape Easement
            Affects                 :  The Southeasterly 18 feet and the
                                       Southerly corner of Lot 58 of Parcel One;
                                       and the Northwesterly 18 feet and the
                                       Westerly corner of Lot 59 of Parcel One

    21.     EASEMENT for the purposes stated herein and incidents thereto
            Purpose                 :  Communication facilities
            Granted to              :  Pacific Bell
            Recorded                :  February 21, 1984 in Book I319, page 486,
                                       Official Records
            Affects                 :  The Southwesterly 10 feet of Lot 58 of
                                       Parcel One; the Southwesterly 10 feet,
                                       the Northwesterly 8 feet and the Westerly corner of Lot 59 of Parcel One; and the Southwesterly 10 Feet of Parcel Three

    22.     EASEMENT for the purposes stated herein and incidents thereto
            Purpose                 :  Underground and above ground
                                       communication facilities
            Granted to              :  Pacific Bell
            Recorded                :  May 17, 1984 in Book 1552, page 624,
                                       Official Records
            Affects                 :  The Southwesterly 10 feet of Parcel Four

    23.     AGREEMENT on the terms and conditions contained therein,
            For                     :  Gas and electric service
            Between                 :  Pacific Gas and Electric Company, City of
                                       San Jose
            And                     :  Oakmead-San Jose
            As disclosed by a Memorandum of Agreement
            Recorded                :  February 25, 1985 in Book J271, page 37,
                                       Official Records.

            Reference is hereby made to the record for further particulars.

    24.     EASEMENT for the purposes stated herein and incidents thereto
            Purpose                 :  Emergency overland storm drainage release
            Granted to              :  Amdahl Corporation, a Delaware
                                       corporation
            Recorded                :  August 8, 1990, in Book L443, page 754,
                                       Official Records
            Affects                 :  The Northwesterly 10 feet of the
                                       Southeasterly 30 feet and the
                                       Northeasterly 10 feet of the
                                       Northwesterly 100 feet of the
                                       Southeasterly 130 feet of Parcel Four.

            Terms and conditions contained in the document hereinabove referred to.

    25.     TERMS AND CONDITIONS of that certain Site Development Permit
            File No.                :  HSH 90-09-104
            Disclosed By            :  A Notice of Granting of a Site
                                       Development Permit
            Recorded                :  January 24, 1991 in Book L600, page 1242,
                                       Official Records

    25.     Continued

            Said matter affects Parcels Four, Five and Six.

            Reference is hereby made to the record for particulars.

    26.     TERMS AND CONDITIONS of that certain Site Development Permit
            File No.                :  HSH 92-02-011
            Disclosed By            :  A Notice of Granting of a Site
                                       Development Permit
            Recorded                :  August 21, 1992 in Book M340, page 824,
                                       Official Records

            Said matter affects Parcel Six.

    27.     TERMS AND CONDITIONS of that certain Site Development Permit
            File No.                :  H94-07-041
            Disclosed By            :  A Notice of Granting of a Site
                                       Development Permit
            Recorded                :  October 19, 1994 in Book N638, page 215,
                                       Official Records

            Said matter affects Parcel Six.

            Reference is hereby made to the record for particulars.

    29. ANY RIGHTS, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled "A.L.T.A./A.C.S.M. Land Title Survey", dated April 14, 1995, prepared by Kier & Wright, Job. No. 92160-16.

            a) The fact that a concrete sign extends across the Northwesterly boundary of Parcel Six.

    30. UNRECORDED LEASE for the term and upon the terms and conditions contained therein
            Dated                   :  February 28, 1995
            Lessor                  :  IRISH LEASING CORPORATION, a Texas
                                       corporation
            Lessee                  :  CISCO SYSTEMS, INC., a California
                                       corporation
            Term                    :  5 Years
            Disclosed by            :  Memorandum of Land Lease, recorded May 1,
                                       1995, as Instrument No., 12877062,
                                       Official Records.

            Affects the fee to Parcel One.

    31. OPTION TO PURCHASE as disclosed in the Memorandum of Lease recorded May 1, 1995 as Instrument No. 12877062, Official Records

            Affects the fee to Parcel One.

    32. UNRECORDED LEASE for the term and upon the terms and conditions contained therein
            Dated                   :  February 28, 1995
            Lessor                  :  IRISH LEASING CORPORATION, a Texas
                                       corporation
            Lessee                  :  CISCO SYSTEMS, INC., a California
                                       corporation
            Term                    :  5 Years
            Disclosed by            :  Memorandum of Land Lease, recorded May 1,
                                       1995, as Instrument No. 12677065,
                                       Official Records.

            Affects the fee to Parcels Two and Three.

    33. OPTION TO PURCHASE as disclosed in the Memorandum of Lease recorded May 1, 1995 as Instrument No. 12877065, Official Records

            Affects the fee to Parcels Two and Three.

    34. A DEED OF TRUST to secure an indebtedness in the original principal sum shown below and any other amounts and/or obligations secured thereby
            Amount                  :  $2,700,000.00
            Dated                   :  May 1, 1995
            Trustor                 :  IRISH LEASING CORPORATION, a Texas
                                       corporation
            Trustee                 :  FIRST AMERICAN TITLE INSURANCE COMPANY, a
                                       California corporation
            Beneficiary             :  CISCO SYSTEMS, INC., a California
                                       corporation
            Recorded                :  May 1, 1995, under Series No. 12877066,
                                       Official Records.

            Affects the fee to Parcels One, Two and Three.

    35. UNRECORDED LEASE for the term and upon the terms and conditions contained therein
            Dated                   :  April 12, 1995
            Lessor                  :  IRISH LEASING CORPORATION, a Texas
                                       corporation
            Leesee                  :  CISCO SYSTEMS, INC., a California
                                       corporation
            Term                    :  5 years
            Disclosed by            :  Memorandum of Land Lease, recorded May 8,
                                       1995, as Instrument No. 12882482,
                                       Official Records.

            Affects the fee to Parcels Four, Five, Six and Seven.

    36. OPTION TO PURCHASE as disclosed in the Memorandum of Lease recorded May 8, 1995 as Instrument No. 12482482, Official Records

            Affects the fee to Parcels Four, Five, Six and Seven.

    37. A DEED OF TRUST to secure an indebtedness in the original principal sum shown below and any other amounts and/or obligations secured thereby
            Amount                  :  $1,500,000.00
            Dated                   :  May 1, 1995
            Trustor                 :  IRISH LEASING CORPORATION, a Texas
                                       corporation
            Trustee                 :  FIRST AMERICAN TITLE INSURANCE COMPANY, a
                                       California corporation
            Beneficiary             :  CISCO SYSTEMS, INC., a California
                                       corporation
            Recorded                :  May 8, 1995, under Series No. 12882483,
                                       Official Records.

            Affects the fee to Parcels Four, Five, Six and Seven.

                                    EXHIBIT C

                                   (SITE PLAN)

                                    EXHIBIT C

                                       1.

                   [AERIAL RENDERING SITE PLAN BUILDING "X"]

                   [AERIAL RENDERING SITE PLAN BUILDING "J"]

                                    EXHIBIT D

                          (PRE-APPROVED APPROVAL PLANS)

                                    EXHIBIT D

                                       1.

           [ARCHITECTURAL RENDERING EXTERIOR ELEVATIONS BUILDING "I"]

                [ARCHITECTURAL RENDERING SITE PLAN BUILDING "I"]

                [ARCHITECTURAL RENDERING SITE PLAN BUILDING "J"]

                [ARCHITECTURAL RENDERING SITE PLAN BUILDING "J"]

                                    EXHIBIT E

                               MEMORANDUM OF LEASE

RECORDING REQUESTED BY, AND
WHEN RECORDED, RETURN TO:

Brobeck, Phleger & Harrison
550 West C Street, Suite 1300
San Diego, California  92101
Attention:  Todd J. Anson, Esq.

         THIS MEMORANDUM OF LEASE ("Memorandum of Lease") is executed as of May ___, 1995, by and between SUMITOMO BANK OF NEW YORK TRUST COMPANY ("SBNYTC"), AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED MAY 22, 1995 BETWEEN SUMITOMO BANK LEASING AND FINANCE, INC. AND SBNYTC ("Landlord"), and CISCO SYSTEMS, INC., a California corporation ("Tenant").

                                    RECITALS

         WHEREAS, Landlord and Tenant have executed that certain lease ("Lease") dated as of May ___, 1995, covering certain improvements ("Premises") which may come to be located on the real property located in the County of Santa Clara, State of California and more particularly described in Schedule 1 attached hereto and incorporated herein by this reference ("Land"); and

         WHEREAS, Landlord and Tenant desire to record notice of the Lease in the real estate records of Santa Clara County, California;

         NOW, THEREFORE, in consideration of the foregoing, Landlord and Tenant hereby declare as follows:

         1. DEMISE. Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord, subject to the terms, covenants and conditions contained in the Lease. The Premises leased to Tenant pursuant to the Lease consists of the Improvements described in Paragraph 5 below, and does not include the Land.

         2. EXPIRATION DATE. The term of the Lease ("Term") shall commence on May ___, 1995 and shall expire five (5) years thereafter, subject to Tenant's option to extend the Term pursuant to Section 4.2 of the Lease for one (1) period of five (5) years.

                                    EXHIBIT E
                                       1.

         3. OPTION TO PURCHASE. Tenant has an option to purchase the Premises, as more particularly described in the Lease, during the Term, as it may be extended.

         4. RESTRICTIONS ON ENCUMBRANCES. Landlord is prohibited from recording against the Premises liens (including, without limitation, deeds of trust), encumbrances, and other matters that would constitute exceptions to title, and from amending or modifying any of the foregoing that may exist now or during the Term, as more particularly described in the Lease, and any such encumbrance or modification of an encumbrance not authorized in writing by Tenant shall be null and void.

         5. OWNERSHIP OF CERTAIN IMPROVEMENTS. By virtue of Tenant's rights under that certain Ground Lease between Tenant and Irish Leasing Corporation, a Texas corporation, dated February 28, 1995, Tenant hereby grants to Landlord the right to own and construct the improvements which Tenant may elect, as construction agent for Landlord, to erect, construct or situate upon the Land or any part thereof during the Term under and pursuant to the terms of, and using funding provided by or through Landlord pursuant to Article 11 of the Lease ("Improvements"), and Tenant hereby grants, conveys and transfers to Landlord all of Tenant's right, title and interest in and to the Improvements (whether now existing or hereafter constructed), and Tenant agrees that any and all such Improvements shall be and remain the property of Landlord, subject to Tenant's rights to purchase the Improvements under Section 19 of the Lease (with Landlord's agreement that Tenant's purchase rights contemplated under Section 19 of the Lease reflect the primary intent of the parties to the Lease is to treat the Lease as an operating Lease for financial accounting and securities regulatory purposes and as a financing arrangement for all federal, state and local income tax, property tax valuation and other tax purposes).

         6. COUNTERPARTS. This Memorandum of Lease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    EXHIBIT E
                                       2.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Lease as of the date and year first written above.

                                      "LANDLORD"

                                      SUMITOMO BANK OF NEW YORK TRUST COMPANY
                                      ("SBNYTC"), AS TRUSTEE UNDER THAT CERTAIN
                                      TRUST AGREEMENT DATED MAY 22, 1995 BETWEEN
                                      SUMITOMO BANK LEASING AND FINANCE, INC.
                                      AND SBNYTC

                                      By:  ___________________________

                                      Name:___________________________

                                      Its: ___________________________

STATE OF __________________ )
                            )  ss
COUNTY OF _________________ )


On _____________, before me, ______________________, Notary Public, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                   WITNESS my hand and official seal.

                                             _________________________________
                                             Signature

[SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]



                                    EXHIBIT E
                                       3.

                                         "TENANT"

                                         CISCO SYSTEMS, INC.
                                         A CALIFORNIA CORPORATION

                                         By: ______________________________
                                             Name:_________________________
                                             Its: _________________________

STATE OF __________________  )
                             )  ss
COUNTY OF _________________  )


On _____________, before me, ______________________, Notary Public, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                 WITNESS my hand and official seal.

                                           ___________________________________
                                           Signature

[SEAL]


                                    EXHIBIT E
                                       4.

                             SCHEDULE 1 TO EXHIBIT E

                                LEGAL DESCRIPTION

         The Premises are described as follows:

REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

All of Parcel 2, as shown on that certain Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on July 13, 1983, in Book 514 of Maps page(s) 47 and 48.

APN: 97-53-14

All of Lot 54 as shown upon that certain Map entitled, "Tract No. 7559", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California on December 21, 1983 in Book 522 of Maps, at pages 49 and 50.

APN: 97-53-23




                             SCHEDULE 1 TO EXHIBIT E

                                    EXHIBIT F

                        FORM OF CONTRACTOR'S CERTIFICATE





                                    EXHIBIT F
                                       1.

APPLICATION AND CERTIFICATE FOR PAYMENT
AIA DOCUMENT G702 (Instructions on reverse side)           PAGE ONE OF     PAGES
--------------------------------------------------------------------------------

TO OWNER:                   PROJECT:      APPLICATION NO:       Distribution to:
                                          PERIOD TO:            / /  OWNER
                                          PROJECT NOS.:         / /  ARCHITECT
                                                                / /  CONTRACTOR
FROM CONTRACTOR:      VIA ARCHITECT:      CONTRACT DATE:        / /
                                                                / /

CONTRACT FOR:
--------------------------------------------------------------------------------
CONTRACTOR'S APPLICATION FOR PAYMENT

Application is made for payment, as shown below, in connection with the Contract. Continuation Sheet, AIA Document G703, is attached.

1.   ORIGINAL CONTRACT SUM.....................................                         $
                                                                                           ---------------
2.   NET CHANGE BY CHANGE ORDERS...............................                         $
                                                                                           ---------------
3.   CONTRACT SUM TO DATE (Line 1 plus or minus 2).............                         $
                                                                                           ---------------
4.   TOTAL COMPLETED & STORED TO DATE..........................                         $
     (Column G on G703)                                                                    ---------------

5.   RETAINAGE:
     a         % of Completed Work (Columns D plus E on G703)       $
       --------                                                       ---------------

     b         % of Stored Material (Column F on G703)              $
       --------                                                       ---------------

     Total Retainage
     (Line 5a plus 5b or Total in Column 1 of G703)............                         $
                                                                                           ---------------
6.   TOTAL EARNED LESS RETAINAGE...............................                         $
     (Line 4 less Line 5 Total)                                                            ---------------

7.   LESS PREVIOUS CERTIFICATES FOR PAYMENT
     (Line 6 from prior Certificate)...........................                         $
                                                                                           ---------------
8.   CURRENT PAYMENT DUE.......................................                         $
                                                                                           ===============
9.   BALANCE TO FINISH, INCLUDING RETAINAGE
     (Line 3 less Line 6)                                           $
                                                                      ---------------

--------------------------------------------------------------------------------
CHANGE ORDER SUMMARY                    ADDITIONS                     DEDUCTIONS
--------------------------------------------------------------------------------
Total changes approved in
previous months by Owner
--------------------------------------------------------------------------------
Total approved this Month
--------------------------------------------------------------------------------
                     TOTALS
--------------------------------------------------------------------------------
NET CHANGES by Change Order
--------------------------------------------------------------------------------

The undersigned Contractor certifies that to the best of the Contractor's knowledge, information and belief the Work covered by this Application for Payment has been completed in accordance with the Contract Documents, that all amounts have been paid by the Contractor for Work for which previous Certificates for Payment were issued and payments received from the Owner, and that current payment shown herein is now due.

CONTRACTOR:

By:                                    Date:
   ------------------------------            --------------------------------

State of:
County of:
Subscribed and sworn to before me this               day of

Notary Public:
My Commission expires:
--------------------------------------------------------------------------------
ARCHITECT'S CERTIFICATE FOR PAYMENT

In accordance with the Contract Documents, based on on-site observations and the data comprising this application, the Architect certifies to the Owner that to the best of the Architect's knowledge, information and belief the Work has progressed as indicated, the quality of the Work is in accordance with the Contract Documents, and the Contractor is entitled to payment of the AMOUNT CERTIFIED.

AMOUNT CERTIFIED...................................   $
                                                        -----------------------

(Attach explanation if amount certified differs from the amount applied for. Initial all figures on this Application and on the Continuation Sheet that are changed to conform to the amount certified.)

ARCHITECT:

By:                                    Date:
   ------------------------------            --------------------------------

This Certificate is not negotiable. The AMOUNT CERTIFIED is payable only to the Contractor named herein. Issuance, payment and acceptance of payment are without prejudice to any rights of the Owner or Contractor under this Contract.

--------------------------------------------------------------------------------

AIA DOCUMENT G702
APPLICATION AND CERTIFICATE FOR PAYMENT
1992 EDITION
AIA(R)
Copyright 1992

AMERICAN INSTITUTE OF ARCHITECTS
1735 NEW YORK AVENUE, N.W.
WASHINGTON, D.C.  20006-5292

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

                                                                         G702/92

                                   EXHIBIT G

                           INITIAL ADVANCE MEMORANDUM


               THIS INITIAL ADVANCE MEMORANDUM ("Memorandum") is entered into this ___ day of __________, 199_, by and between SUMITOMO BANK OF NEW YORK TRUST COMPANY ("SBNYTC"), AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED MAY 22, 1995 BETWEEN SUMITOMO BANK LEASING AND FINANCE, INC. AND SBNYTC ("Landlord"), and CISCO SYSTEMS, INC., a California corporation ("Tenant") concerning that certain Lease ("Lease") between Landlord and Tenant dated May 22, 1995. Any capitalized terms not defined in this Memorandum shall have the meaning as defined in the Lease.

               1. Pursuant to Section 5.6 of the Lease, Landlord and Tenant are required to enter into this Memorandum within thirty (30) days after the initial Advance for the foundation of any Building and within thirty (30) days after the initial Advance under the Lease.

               2. Landlord and Tenant agree that this Memorandum reflects initial Advances that were made for the following Building(s): ________________
_______________________________________________.

               3. Landlord and Tenant agree that the amount(s) of the initial Advances is (are) as follows (allocated on a Building-by-Building basis, if this Memorandum reflects Advances for more than one Building): ______
__________________________________________________________________.

               4. Landlord and Tenant agree that the Guaranteed Residual Value for the Building(s) described in Paragraph 2 is _____% of ___________________ (the total Funded Amount for the Building(s)).

               5. Landlord and Tenant agree that the estimated Funded Amount, determined by Tenant pursuant to Section 5.5 of the Lease, is $______________________.

               6. Landlord and Tenant agree that, pursuant to Section 5.7 of the Lease, the Security Deposit to be held by Landlord pursuant to the Lease is $______________________.





               [Remainder of This Page Intentionally Left Blank]





                                   EXHIBIT G
                                       1.

                 [SIGNATURE PAGE TO INITIAL ADVANCE MEMORANDUM]


               IN WITNESS WHEREOF, the parties have executed this Memorandum as of the date and year first above written.

                                        "LANDLORD"

                                        SUMITOMO BANK OF NEW YORK TRUST COMPANY
                                        ("SBNYTC"), AS TRUSTEE UNDER THAT
                                        CERTAIN TRUST AGREEMENT DATED MAY 22,
                                        1995 BETWEEN SUMITOMO BANK LEASING AND
                                        FINANCE, INC.  AND SBNYTC

                                        By:  __________________________________

                                        Name:__________________________________

                                        Its: __________________________________





                      [SIGNATURES CONTINUED ON NEXT PAGE]





                                   EXHIBIT G
                                       2.

                 [SIGNATURE PAGE TO INITIAL ADVANCE MEMORANDUM]


                                                 "TENANT"

                                                 CISCO SYSTEMS, INC.,
                                                 a California corporation

                                                 By:___________________________

                                                 Name:_________________________

                                                 Its: _________________________





                                   EXHIBIT G
                                       3.

                                   EXHIBIT H

                       RENT COMMENCEMENT DATE MEMORANDUM

               THIS RENT COMMENCEMENT DATE MEMORANDUM ("Memorandum") is entered into this ___ day of _______, 199_, by and between SUMITOMO BANK OF NEW YORK TRUST COMPANY ("SBNYTC"), AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED MAY 22, 1995 BETWEEN SUMITOMO BANK LEASING AND FINANCE, INC. AND SBNYTC ("Landlord"), and CISCO SYSTEMS, INC., a California corporation ("Tenant") concerning that certain Lease (Buildings "I" and "J") ("Lease") between Landlord and Tenant dated May 22, 1995. Any capitalized terms not defined in this Memorandum shall have their meaning as defined in the Lease.

               1. Pursuant to Section 5.6 of the Lease, Landlord and Tenant are required to enter into this Memorandum within thirty (30) days after the Rent Commencement Date for any Building.

               2. Landlord and Tenant agree the that Rent Commencement Date for the Building described as follows _______________________, is ___________ ___, 199_.

               3. The dollar value of the Funded Amount (defined in Section 2.24 of the Lease) for the Building described in paragraph 2 is $______________________.

               4. The dollar value of the Landlord's Equity Contribution (defined in Section 2.17 of the Lease) for the Building described in paragraph 2 above is _____% of $___________________________, (i.e., $__________________).

               5. The dollar value of the Guaranteed Residual Value (defined in Section 2.25 of the Lease) for the Building described in paragraph
2 above is ____% of $_____________________ (i.e. $____________________________).

               6. Landlord and Tenant agree that, pursuant to Section 5.7 of the Lease, the Security Deposit held by Landlord pursuant to the Lease shall be in the amount of $______________________ as of the Rent Commencement Date.


               [Remainder of This Page Intentionally Left Blank]





                                   EXHIBIT H
                                       1.

               IN WITNESS WHEREOF, the parties have executed this Memorandum as of the date and year first above written.

                                        "LANDLORD"

                                        SUMITOMO BANK OF NEW YORK TRUST COMPANY
                                        ("SBNYTC"), AS TRUSTEE UNDER THAT
                                        CERTAIN TRUST AGREEMENT DATED MAY 22,
                                        1995 BETWEEN SUMITOMO BANK LEASING AND
                                        FINANCE, INC.  AND SBNYTC

                                        By:  _________________________________

                                        Name:_________________________________

                                        Its: _________________________________


                      [SIGNATURES CONTINUED ON NEXT PAGE]





                                   EXHIBIT H

             [SIGNATURE PAGE TO RENT COMMENCEMENT DATE MEMORANDUM]

                                                 "TENANT"

                                                 CISCO SYSTEMS, INC.,
                                                 A CALIFORNIA CORPORATION

                                                By:  ___________________________

                                                Name:___________________________

                                                Its: ___________________________





                                   EXHIBIT H

                                   EXHIBIT I

                               DRAW REQUEST FORM

               THIS DRAW REQUEST ("Draw Request") is submitted by CISCO SYSTEMS, INC., a California corporation ("Tenant") to SUMITOMO BANK OF NEW YORK TRUST COMPANY ("SBNYTC"), AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED MAY 22, 1995 BETWEEN SUMITOMO BANK LEASING AND FINANCE, INC. AND SBNYTC ("Landlord"), pursuant to Article 11 of that certain Lease (Buildings "I" and "J") between Landlord and Tenant dated May 22, 1995. Any capitalized terms not defined in this Draw Request shall have their meaning as defined in the Lease.

               Pursuant to the terms of Article 11 of the Lease, Tenant hereby makes a Draw Request for an Advance from Landlord. The Aggregate of the amount of the Advance requested by Tenant pursuant to this Draw Request is $_________________________.

               Tenant hereby instructs Landlord to make this Advance to the parties and in the amounts described below:

             Name of Entity                                     Amount
             --------------                                     ------



                        [ADD ADDITIONAL SHEET, IF NECESSARY, TO DESCRIBE ALL ENTITIES TO RECEIVE A PORTION OF THIS ADVANCE AND THE AMOUNT TO BE PAID TO EACH SUCH ENTITY.]

               IN WITNESS WHEREOF, Tenant has executed this Draw Request as of the date and year first above written.

                                                    "TENANT"

                                                    CISCO SYSTEMS, INC.,
                                                    a California corporation

                                                    By:  _______________________
                                                    Name:_______________________
                                                    Its: _______________________


                                   EXHIBIT I
                                       1.

                                   EXHIBIT J

                          CLOSING COSTS AND FEES TO BE
                           INCLUDED IN FUNDED AMOUNT

               The following items shall be included in the definition of the Funded Amount under Section 2.24 of the Lease:

                        Fees and costs which are
                         specifically authorized
                         by Tenant in writing to be
                         included in the Funded Amount





                                   EXHIBIT J
                                       1.

                                   EXHIBIT K

                    NOTICE OF INTEREST RATE PERIOD SELECTION

               Pursuant to Section 5.1(d) of those certain Leases by and between Sumitomo Bank of New York Trust Company, ("SBNYTC"), as trustee under that certain trust agreement dated May 22, 1995 between Sumitomo Bank Leasing and Finance, Inc. and SBNYTC ("SB Trust"), as Landlord, and Cisco Systems, Inc., a California corporation ("Cisco"), as Tenant, dated as of May 22, 1995, Cisco hereby gives notice to SB Trust of its designation of the Loan interest period as set forth below:

              Effective Date                            Interest Period
              --------------                            ---------------

              _____________, ____                       _____ month(s)

               This Notice of Borrowing is dated this ___ day of _______, _____, and may be executed in multiple copies, each of which shall be deemed an original, and all of which together shall be but a single Notice.


                                                   "CISCO"


                                                   CISCO SYSTEMS, INC.,
                                                   a California corporation


                                                   By:_________________________

                                                   Title:______________________


                                                   By:_________________________

                                                   Title:______________________


                                   EXHIBIT K

                                   EXHIBIT L


              DESCRIPTION OF ADDITIONAL PROPERTY OWNED BY LANDLORD

REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

Lots 58 and 59, as shown upon that certain map entitled, "Tract No. 7559", which Map was filed for record in the office of the Recorder of the County of Santa Clara, on December 21, 1983 in Book 522 of Maps, at pages 49 and 50.

APN: 97-53-18,22

Lot 50, as shown on that certain Map entitled, "Tract No. 7560," which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on December 21, 1983 in Book 522 of Maps, pages 51 and 52.

Reserving therefrom a perpetual right and easement to construct, install, maintain, repair, renew, replace, operate and use a surface drainage release to benefit Lot 49 of Tract 7560, as contained in that certain Grant of Easement recorded August 8, 1990 in Book L443, page 0754, Official Records, and described as follows:

The Northwesterly 10.00 feet of the Southeasterly 30.00 feet and the Northwesterly 100.00 feet of the Southeasterly 130.00 feet of the Northeasterly
10.00 feet of Lot 50.

That portion of Lot 51, as shown on that certain Map entitled, "Tract No. 7560," which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on December 21, 1983 in Book 522 of Maps, pages 51 and 52, being more particularly described as follows:

Beginning at the Southeasterly corner of said Lot 51; thence along the Southerly line of said Lot 51, S. 59 degrees 27 minutes 51 seconds W. 77.00 feet; thence N. 14 degrees 27 minutes 48 seconds E. 108.90 feet to the Northeasterly line of said Lot 51; thence along said Northeasterly line S.
30 degrees 32 minutes 09 seconds E. 77.00 feet to the point of beginning, as provided for in that certain Lot Line Adjustment granted by the Director of Planning of the City of San Jose, a copy of which was recorded March 28, 1984 in the office of the Recorder of the County of Santa Clara in Book I410, page 712 of Official Records.

Lot 5 and 6, as shown on that certain Map of Tract No. 7408, which map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on November 19, 1982 in Book 506 of Maps, pages 24, 25 and 26 and a portion of that certain parcel of land described in the deed recorded December 22, 1972 in Book 0167, page 623, all as approved by that Lot Combination recorded September 16, 1992 in Book M381 of Maps, page(s) 0081, Official Records, more particularly described as follows:


                                   EXHIBIT L

Beginning at a point on the Northeasterly line of Rio Robles, as shown upon said map, at the most Southerly corner of said Lot 5; thence along said Northeasterly line of Rio Robles, N. 30 degrees 32 minutes 09 seconds
W. 105.50 feet; thence on a tangent curve to the right, having a radius of
367.00 feet, through a central angle of 36 degrees 30 minutes 00 seconds an arc distance of 233.80 feet; thence on a curve to the right, tangent to the previous curve, having a radius of 50.00 feet, through a central angle of 86 degrees 01 minutes 50 seconds an arc distance of 75.08 feet to the Southerly line of Tasman Drive as shown upon said map; thence along said line on a curve to the left, tangent to the previous curve, having a radius of 1149.00 feet, through a central angle of 32 degrees 31 minutes 01 seconds an arc distance of
652.09 feet; thence N. 59 degrees 28 minutes 40 seconds E. 600.40 feet; thence on a tangent curve to the right, having a radius of 33.00 feet, through a central angle of 89 degrees 51 minutes 11 seconds an arc distance of
51.83 feet to the Southwesterly line of First Street, as shown upon said map; thence along said line, S. 30 degrees 32 minutes 09 seconds E. 261.38 feet to the Northwesterly line of the lands of the City and County of San Francisco, as shown upon said map; thence along said line of the lands of the City and the County of San Francisco, S. 65 degrees 09 minutes 27 seconds W.
1396.95 feet to the point of beginning.

Those rights as contained in that certain Grant Deed executed by Masami Ezaki and Kaoru Ezaki, his wife in favor of the City and County of San Francisco, a municipal corporation recorded December 8, 1950 in Book 2111, page 319, Official Records.

A strip of land 80 feet wide, lying 40 feet either side of the following described line and extensions thereto, across that certain parcel of land conveyed by Charles Nelson, et ux, to Masami Ezaki by Grant Deed dated February 27, 1936 and recorded March 11, 1936, in Volume No. 765, at page 262, Official Records, Santa Clara County, hereinafter referred to as the Ezaki Parcel, said line being more particularly described as commencing at a point in the Westerly boundary of the existing San Jose-Alviso Road, said point being distant along said boundary South 30 degrees 32 minutes 30 seconds East 381.31 feet from its intersection with the Northerly boundary of the above mentioned Ezaki Parcel; thence, from said point of commencement, South 65 degrees 08 minutes 00 seconds West 1459.03 feet to a point in the common boundary between the above mentioned Ezaki Parcel and that certain parcel of land conveyed by Lena Lindgren, et al, to James A. Pankoski, et ux, by Joint Tenancy Deed dated November 13, 1944 and recorded November 17, 1944 in Volume No. 1227 at Page 327, Official Records, Santa Clara County, hereinafter referred to as the Pankoski Parcel, said point being distant along said common boundary South 30 degrees 32 minutes 30 seconds East 237.04 feet from the most Westerly corner of the above mentioned Ezaki Parcel; the Easterly end of said strip being the above mentioned Westerly boundary of the San Jose-Alviso Road, and the Westerly end of said strip being the above mentioned common boundary between the Pankoski and Ezaki Parcels.


                                   EXHIBIT L